UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number   811-4299
                                   ------------


                           IDS LIFE SERIES FUND, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


     50606 AXP Financial Center, Minneapolis, Minnesota              55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


     Mary Ellyn Minenko - 50607 AXP Financial Center, Minneapolis, MN 55474
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 671-3678
                                                    ----------------

Date of fiscal year end:     4/30
                         --------------
Date of reporting period:    4/30
                         --------------

                IDS Life Series
                Fund, Inc.

                                                              2004 Annual Report

Offers seven portfolios with separate goals and objectives to provide investment flexibility for Variable Life Insurance Policies.

References to "Fund" throughout the remainder of this annual report refer to Equity Portfolio, Equity Income Portfolio, Government Securities Portfolio, Income Portfolio, International Equity Portfolio, Managed Portfolio and Money Market Portfolio, singularly or collectively as the context requires.

(logo)
AMERICAN
 EXPRESS
(R)

Table of Contents

2004 ANNUAL REPORT

The purpose of this annual report is to tell investors how the Funds performed.

Equity Portfolio
Portfolio Management Q & A                          4
The 10 Largest Holdings                             5
The Fund's Long-term Performance                    6

Equity Income Portfolio
Portfolio Management Q & A                          7
The 10 Largest Holdings                             8
The Fund's Long-term Performance                    9

Government Securities Portfolio
Portfolio Management Q & A                         10
The Fund's Long-term Performance                   11

Income Portfolio
Portfolio Management Q & A                         12
The 10 Largest Holdings                            13
The Fund's Long-term Performance                   14

International Equity Portfolio
Portfolio Management Q & A                         15
The 10 Largest Holdings                            16
The Fund's Long-term Performance                   17

Managed Portfolio
Portfolio Management Q & A                         18
The 10 Largest Holdings                            20
The Fund's Long-term Performance                   21

Money Market Portfolio
Portfolio Management Q & A                         22

IDS Life Series Fund, Inc.

Board Members and Officers                         23

Proxy Voting                                       25

Report of Independent Registered
   Public Accounting Firm                          26

Financial Statements                               27

Notes to Financial Statements                      33

Investments in Securities                          44

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3   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Portfolio Management Q & A

Equity Portfolio

Below is a discussion of IDS Life Series - Equity Portfolio's results and changes for the 12 months ended April 30, 2004. Effective Nov. 20, 2003, Doug Chase began managing this Fund.

On June 9, 2004 policyholders approved a merger of the Fund with AXP(R) VP - Capital Resource Fund (will be renamed to AXP VP - Large Cap Equity Fund on July 9, 2004), which is managed by the same portfolio manager. The merger will be implemented on or about July 9, 2004.

Q:   How did IDS Life Series - Equity Portfolio perform for the fiscal year?

A: IDS Life Series - Equity Portfolio rose 21.24% for the 12-month period ended April 30, 2004. This was less than the Russell MidCap(R) Growth Index, which advanced 36.14%, and the benchmark S&P MidCap 400 Index, which gained 34.45% for the period.

Q:   What factors significantly affected performance?

A: From a broad point of view, there were three factors that significantly affected performance. First, growth stocks generally lagged value stocks across all capitalizations during the fiscal year. Second, small-cap stocks outperformed their mid-cap and large-cap counterparts for the 12 months. Third, lower-quality stocks outperformed higher-quality stocks for most of the annual period. These trends remained headwinds for the Fund, which was focused on higher-quality, mid-cap and large-cap growth stocks.

     On a more specific level, the Fund's higher-than-index position in the consumer staples sector and less-than-index position in the information technology sector contributed to returns for the annual period. However, these positives were not enough to outweigh the effects of poor stock selection overall and most particularly in consumer discretionary, health care, and information technology.

Q:   What changes did you make to the Fund

A: Since taking over the management of the Fund toward the end of November, our overriding theme has been to increase the focus on higher-quality companies -- those with more stable earnings growth, better balance sheets, lower capital expenditure requirements, higher free cash flow, and the ability to pay dividends should that become important to the market. In our view, lower-quality stocks are extremely overvalued relative to higher-quality stocks, suggesting that a shift in favor of higher quality may be due.

     Within the health care sector, we initiated Fund positions in the HMO industry. Although the market has been generally negative about HMOs, these companies have been regularly surpassing Wall Street earnings estimates. In the health care sector more broadly, while we are cognizant that political rhetoric could increase volatility, we believe potential negative news is already reflected in the stock prices. The Fund's health care positions are well diversified with holdings in the pharmaceutical, HMO, specialty health care and biotechnology areas. We see attractive appreciation potential in this sector, as we believe that over time health care stocks are likely to grow earnings faster than the overall market.

     We increased the Fund's position in consumer staples to a higher-than-benchmark weighting. Two of the best performers in this sector since we began managing the Fund were Pepsi and Colgate.

     We established an almost equal to the benchmark portfolio position in the financial sector. We have reduced our financials position to a lower-than-benchmark position for the near term, as we believe financials have been somewhat expensive after outperforming the broad equity market for four years in a row. We are also concerned about the effect of interest rates on this sector. Higher interest rates could negatively affect profit margins. An ongoing low interest rate environment would likely favor higher-growth sectors. At the end of the fiscal year, the Fund had lower-than-benchmark positions in banks and higher-than-benchmark positions in diversified financial companies and credit card providers.

     In the retail sector, we sold all stocks in the Fund except Wal-Mart. We were able to take profits on most of the sales of retail stocks, given that the sector had performed well during the first quarter of 2004. At the same time, given that retail stock prices were at an all-time high relative to media stocks, we focused on the media sector instead. Interestingly, media is an economically-sensitive group, but selected stocks have not yet performed well. One example is Viacom. Still, we consider the company to be more valuable than many other media stocks given that it is a content provider and, unlike cable companies, has no physical property to maintain. Over the last several months, we added to the Fund's Viacom holding.

     We modestly reduced the Fund's energy holdings after the energy sector performed well in December and January.

     In all, these changes resulted in a 284% turnover rate for the Fund during the annual period.

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4   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Q:   How do you plan to position the Fund for the coming months?

A: We seek out stocks that we believe will grow earnings faster than the broad equity market's historical average but are selling cheaper than the S&P 500 Index. Currently, we are finding such opportunities in the health care and consumer staples sectors.

     There are some indications that the market environment might become more favorable for our investment strategy. We have recently seen the market put high-quality and low-quality stocks on an even keel, which could be a precursor to outperformance for higher-quality stocks. Also, while we have not yet seen a reversal in the outperformance of small-cap stocks, we believe the overvaluation of small-cap stocks relative to large-cap stocks, which is now at a 20-year high, suggests a potential period of large-cap relative outperformance.

The 10 Largest Holdings

Equity Portfolio
                                  Percent                 Value
                              (of net assets)    (as of April 30, 2004)
Pfizer                             6.4%              $38,731,655
Citigroup                          4.7                28,171,122
Cendant                            4.0                23,926,272
Viacom Cl B                        3.7                22,625,710
AmerisourceBergen                  3.2                19,138,434
Intel                              2.9                17,460,378
PepsiCo                            2.7                16,559,511
Procter & Gamble                   2.6                15,767,325
Exxon Mobil                        2.6                15,611,595
 McKesson                          2.5                15,309,474

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart)

The 10 holdings listed here make up 35.3% of net assets

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5   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

The Fund's Long-term Performance

Equity Portfolio

(line chart)
                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                              IN EQUITY PORTFOLIO
Equity Portfolio              $10,000 $11,387  $16,696  $16,085 $24,050  $23,376  $40,128  $25,196   $19,257 $14,824  $17,973
Russell MidCap Growth Index   $10,000 $11,310  $15,132  $15,725 $22,147  $24,878  $38,068  $26,849   $22,819 $19,595  $26,676
S&P MidCap 400 Index          $10,000 $10,979  $14,252  $15,696 $23,217  $24,710  $30,521  $32,670   $34,820 $28,723  $38,618
                               '94     '95      '96      '97     '98      '99      '00      '01       '02     '03      '04

                          Average Annual Total Returns
                          as of April 30, 2004
1 year                                                              +21.24%
5 years                                                              -5.12%
10 years                                                             +6.04%

This chart illustrates the total value of an assumed $10,000 investment in Equity Portfolio as compared to two widely cited performance indexes, the Russell MidCap(R) Growth Index and the Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index).

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Short-term performance may be higher or lower than the figures shown. The above chart does not reflect expenses that apply to the subaccounts or the policies.

The Russell MidCap Growth Index, an unmanaged index, measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

S&P MidCap 400 Index, an unmanaged market-weighted index, consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

--------------------------------------------------------------------------------
6   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Portfolio Management Q & A

Equity Income Portfolio

Below, Warren Spitz, Steve Schroll and Laton Spahr, IDS Life Series - Equity Income Portfolio's management team, detail the Fund's positioning and results for the 12 months ended April 30, 2004.

On June 9, 2004 policyholders approved a merger of the Fund with AXP(R) VP - Diversified Equity Income Fund, which is managed by the same portfolio management team. The merger will be implemented on or about July 9, 2004.

Q: How did IDS Life Series - Equity Income Portfolio perform for the fiscal year?

A: IDS Life Series - Equity Income Portfolio rose 37.77% for the 12-month period ended April 30, 2004. The Fund significantly outperformed its benchmark, the unmanaged Russell 1000(R) Value Index, which advanced 26.26% for the period and the Lipper Equity Income Funds Index, representing the Fund's peer group, which rose 23.81%. The Fund also outpaced the 22.88% return of the S&P 500 Index for the 12 months ended April 30, 2004.

Q:   How did the Fund's positioning affect its performance?

A: Value stocks outpaced growth stocks during the annual period. The Fund benefited from strong stock selection in nine of the 11 sectors in the Russell 1000 Value Index. Stock selection was particularly good in health care, consumer discretionary, and consumer staples, with portfolio holdings PacifiCare Health Systems, Royal Caribbean Cruises, Stanley Works, J.C. Penney, R.R. Donnelley, and Supervalu among the best performers for the Fund during the fiscal year. The Fund's lower-than-index position in the utilities sector, which underperformed for the 12-month period, also helped boost both absolute and relative annual returns. Exposure to small- and mid-cap stocks further helped the Fund's performance rather significantly, as these equity market sectors outperformed their large-cap counterparts.

     There were few detractors from performance during the fiscal period. However, the Fund's lower-than-index position in technology as well as its stock selection in this sector did negatively affect its performance.

Q:   What changes did you make to the Fund?

A: Early in the fiscal year, we reduced the Fund's position in the energy sector -- not because we were negative on the sector, but at the time, we saw better opportunities in other areas. We subsequently rebuilt the Fund's energy holdings, bringing the sector to a modestly larger-than-index position. We focused within the sector on the oil services industry. For much of the annual period, the energy sector paralleled improvements in other commodities stocks, including precious metals. Prices hit new peaks during the fiscal year, and supply/demand dynamics supported strong stock performance.

     We also added to the telecommunications services sector during the annual period. The telecommunications industry had suffered during much of 2003 amid restructuring, increased competition, and regulatory issues. However, these stocks began to improve during the fourth quarter of 2003, and we believe these often high-yielding companies could see increased free cash flow should U.S. economic growth continue. At the end of the fiscal year, the Fund had a slightly larger-than-index position in the telecommunications services sector.

     We also added to the Fund's position in financials, with a focus on insurance companies. Insurance stocks, especially those in the property and casualty area, are attractively valued currently and have better earnings growth prospects, in our view, than banks or the equity market in general. We took profits in credit card companies Capital One and MBNA, after each had advanced.

     We reduced the Fund's positioning in some airline stocks that had done very well earlier in 2003. Some airlines appeared to approach fair value, especially given continued uncertainty with respect to energy prices. During the annual period, we also sold some stocks and reduced other positions in the consumer cyclical sector, particularly in the home furnishings and appliances retail area.

     At the end of the period, the Fund continued to have larger-than-index positions in producer durables, materials, and energy and lower-than-index positions in utilities and technology.

--------------------------------------------------------------------------------
7   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Q:   How are you positioning the Fund for the coming months?

A: We believe the U.S. economy should continue to be rather robust, driven in large part by the industrial portion of the economy. In our view, the commodity price strength we have seen of late suggests not only ongoing economic growth but a synchronized global economic recovery. Given this view, we are particularly optimistic about four areas of the equity market -- producer durables, telecommunications services, energy, and select financials -- and we intend to maintain larger-than-index positions in the Fund in each as we look ahead.

     In producer durables, companies that produce commodities and companies that service the commodities area are anticipated to do well, with strong earnings growth potential. Telecommunications services performed poorly in 2003, but these companies tend to generate good cash flow and remain among the least expensive stocks in the equity market on a price-to-free cash flow basis. Thus, we believe these stocks should perform well in 2004. We expect the energy sector to see the kind of performance in 2004 that precious metals saw in 2003, as the dynamics are very similar between these commodities. Property and casualty insurance companies have experienced strong earnings growth recently and yet their stock prices have not kept pace.

     For the equity market overall, we believe the 2003 tax law changes will produce greater interest in dividend-paying stocks, as investors use both the dividend factor and the effectively higher after-tax yields on these equities as key criteria in choosing stocks. As always, we will continue to emphasize stocks with attractive valuations and will invest in equities of all sizes.

The 10 Largest Holdings
Equity Income Portfolio

                                  Percent                 Value
                              (of net assets)    (as of April 30, 2004)
Caterpillar                        3.6%                 $435,521
XL Capital Cl A                    3.3                   400,226
PacifiCare Health Systems          3.2                   387,924
St. Paul Travelers Companies       2.8                   343,905
ACE                                1.9                   233,096
Citigroup                          1.9                   229,485
BP ADR                             1.8                   223,184
SBC Communications                 1.8                   221,609
Ingersoll-Rand Cl A                1.8                   219,535
ChevronTexaco                      1.7                   209,992

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart)

The 10 holdings listed here make up 23.8% of net assets

--------------------------------------------------------------------------------
8   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

The Fund's Long-term Performance

Equity Income Portfolio

(line chart)
                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                           IN EQUITY INCOME PORTFOLIO

Equity Income Portfolio       $10,000 $ 9,588  $10,347  $10,320 $ 8,353  $11,508
Russell 1000(R) Value Index   $10,000 $ 9,445  $10,052  $ 9,659 $ 8,403  $10,609
S&P 500 Index                 $10,000 $10,686  $ 9,300  $ 8,125 $ 7,043  $ 8,655
Lipper Equity Income
   Funds Index                $10,000 $ 9,407  $10,144  $ 9,678 $ 8,316  $10,296
                               7/1/99  4/00     4/01     4/02    4/03     4/04

                      Average Annual Total Returns
                          as of April 30, 2004

1 year                                                               +37.77%
Since inception (6/17/99)                                             +2.93%

This chart illustrates the total value of an assumed $10,000 investment in Equity Income Portfolio as compared to three widely cited performance indexes, the S&P 500 Index, the Russell 1000 Value Index and the Lipper Equity Income Funds Index.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Short-term performance may be higher or lower than the figures shown. The above chart does not reflect expenses that apply to the subaccounts or the policies.

Russell 1000 Value Index, an unmanaged index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 Index companies may be generally larger than those in which the Fund invests.

The Lipper Equity Income Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

--------------------------------------------------------------------------------
9   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Portfolio Management Q & A

Government Securities Portfolio

Below IDS Life Series - Government Securities Portfolio manager Scott Kirby describes the Fund's positioning and results for the 12 months ended April 30, 2004.

On June 9, 2004 policyholders approved a merger of the Fund with AXP(R) VP - Short Duration U.S. Government Fund, which is managed by the same portfolio manager. The merger will be implemented on or about July 9, 2004.

Q: How did IDS Life Series - Government Securities Portfolio perform for the fiscal year?

A: IDS Life Series - Government Securities Portfolio rose 0.87% for the 12-month period ended April 30, 2004. The Fund's benchmark, the Merrill Lynch U.S. Government Index, gained 0.67% for the same period.

Q:   What factors significantly affected performance?

A: The Fund modestly outperformed its benchmark over the past fiscal year. The period was marked by significant volatility as the market tried to determine what the Federal Reserve Board (the Fed) would do with interest rates. During the period, the Fund was positioned somewhat defensively which helped its performance.

     Looking back on the fiscal year, on May 6th, 2003 a Federal Reserve Board meeting took place in which the Fed introduced the idea that the probability of deflation exceeded that of inflation over the next few calendar quarters. The fixed income market rallied, fueled by the belief that interest rates would remain low and that the Fed would do whatever was necessary to fight deflation. Ten-year U.S. Treasury yields rallied from 3.85% at the start of May to 3.11% by mid-June. Then, on June 25, 2003, the Fed disappointed the market by cutting the targeted federal funds rate by only 0.25% to 1.00%. The Fed's move led to a market sell-off, and U.S. Treasury yields rose dramatically. The market perceived that deflation was not as big of a threat as the Fed had led it to believe. Given the Fed's move, coupled with signs that the economy may start to recover, the 10-year U.S. Treasury yield rose to 4.6% by mid-August. During this period, mortgage securities underperformed dramatically. The Fund had a slightly long duration during the period, which hurt performance. However, the Fund's slightly lower-than-index position in lower coupon mortgages during this period offset some of the negative performance.

     The Fund increased its mortgage position in late August as mortgages cheapened. We also set the Fund's duration to neutral verses the Index due to the uncertainty of how and when the economy would recover. From September 2003 until the beginning of March 2004, 10-year U.S. Treasury yields stayed in a relatively tight range of 4.0% to 4.5%. Mortgages performed well during the period.

     As the Fund entered 2004, we became concerned that the recovery was upon us and that interest rates would rise and mortgages would underperform. We reduced the mortgage position and the Fund's sensitivity to rises in interest rates. The signs of an economic recovery were there but it began to appear as if the jobs necessary to sustain the recovery would not develop. Fixed income investors grew concerned and with the March 5th jobs report weak, the Treasury market rallied and the yield on 10-year U.S. Treasuries fell back to 3.7%. Other data suggested that the job market would eventually pick up. The March employment report released in April finally convinced investors that the recovery was for real. The non-farm payrolls increased by 308,000 and the previous two-months were revised upward. This, along with an unexpectedly high reading on the Consumer Price Index (CPI), contributed to bond yields rising sharply during the month of April. The yield on 10-year Treasuries rose from 3.84% at the start of the month to 4.51% by April 30, 2004.

Q:   What changes did you make to the Fund?

A: Over the fiscal year, we continued to improve the structure of the Fund in an effort to reduce the effect of market volatility on Fund performance. The mortgage securities we held at the beginning of the fiscal year had characteristics which helped protect them from prepayments. As we approached the end of the fiscal year, the environment shifted from prepay risk to extension risk. We changed the mortgage strategy to focus on higher coupons and more seasoned bonds which we expect to outperform when the Fed increases rates. We also reduced the Fund's allocation to U.S. government agencies from overweight to neutral as agency spreads widened.

     Throughout the year we continued to position the Fund with securities that roll down the yield curve. Occasionally, the Fund will also employ a strategy of rolling mortgage-backed securities, which involves agreeing to buy securities at a future date. Our effective use of this roll strategy contributed to a portfolio turnover rate of 201% for the fiscal period. As we get closer to the Fed increasing rates we have started to move the Fund to a barbell strategy. A barbell strategy is one whereby the Fund owns positions at the short and longer end of the yield curve. We favor this strategy when we believe the yield curve will flatten.

--------------------------------------------------------------------------------
10   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Q:   How do you intend to manage the Fund in the coming months?

A: Looking ahead, we believe the Fed will raise interest rates some time this summer. The key question is: by how much? The fixed income futures market was already pricing in a total of 100 basis points in a series of interest rate increases by the end of December 2004.

     We have positioned the Fund for ongoing economic recovery and a moderately higher interest rate environment. Our continued strategy is to provide added Fund value with a moderate amount of risk. We intend to keep the Fund's duration shorter-than-the-benchmark until we believe the market has finished pricing in any Fed tightenings.

     We also intend to maintain a defensive, lower-than-index allocation to mortgage-backed securities until their valuations become more attractive. Finally, we intend to favor a barbell strategy for the near term, given our view that the yield curve will flatten once the Fed begins to raise interest rates over the coming months. As always, we continue to seek attractive buying opportunities, quality issues and security selection remain a priority.

The Fund's Long-term Performance

Government Securities Portfolio

(line chart)
                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                       IN GOVERNMENT SECURITIES PORTFOLIO
Government Securities
   Portfolio                  $10,000 $10,597  $11,386  $12,050 $13,269  $14,029  $14,150  $15,784   $16,830 $18,362  $18,522
Merrill Lynch U.S.
   Government Index           $10,000 $10,660  $11,558  $12,304 $13,661  $14,552  $14,840  $16,526   $17,756 $19,725  $19,857
                                '94     '95      '96      '97     '98      '99      '00      '01       '02     '03      '04

                      Average Annual Total Returns
                          as of April 30, 2004

1 year                                                               +0.87%
5 years                                                              +5.71%
10 years                                                             +6.36%

This chart illustrates the total value of an assumed $10,000 investment in Government Securities Portfolio as compared to a widely cited performance index, the Merrill Lynch U.S. Government Index.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Short-term performance may be higher or lower than the figures shown. The above chart does not reflect expenses that apply to the subaccounts or the policies.

Merrill Lynch U.S. Government Index, an unmanaged index, is made up of a representative list of all treasury and agency securities. The index is frequently used as a general measure of government bond performance. However, the securities used to create the index may not be representative of the debt securities held in the Fund.

--------------------------------------------------------------------------------
11   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Portfolio Management Q & A

Income Portfolio

Below, Portfolio Manager Tom Murphy discusses the Fund's positioning and results for the fiscal year.

On June 9, 2004, policyholders approved a merger of the Fund with AXP(R) VP - Diversified Bond Fund, which is managed by the same portfolio manager. The merger will be implemented on or about July 9, 2004.

Q: How did the IDS Life Series - Income Portfolio perform for the one-year period ended April 30, 2004?

A: IDS Life Series - Income Portfolio advanced 1.93% for the 12 months ended April 30, 2004. The Fund outpaced its benchmark, the Lehman Brothers Aggregate Bond Index, which returned 1.82% over the same period.

Q:   What market factors significantly affected performance?

A: The fiscal period began with Federal Reserve (Fed) officials and the markets concerned about deflation. At the May 6, 2003 Federal Open Market Committee (FOMC) meeting the Fed left the federal funds short-term interest rate target unchanged at 1.25%. However, the accompanying statement stated that recent economic data "have proven disappointing." The Fed also said that "the probability of an unwelcome substantial fall in inflation, though minor, exceeds that of a pickup in inflation from its already low level," adding that the balance of risks were "weighted towards weakness over the foreseeable future."

     In the wake of these comments, U.S. Treasury yields plummeted, with the 10-year Treasury falling to a low of 3.11% on June 3 from approximately 3.90% at the beginning of the period. At the next FOMC meeting on June 25, 2003, the Fed lowered the federal funds target 25 basis points (0.25%) to 1.00%, which was a disappointment to the market, which had expected 50 basis points (0.50%). As a result, yields skyrocketed with 10-year Treasuries rising all the way to 4.50% by the end of August. In fact, July was the worst month ever for mortgage-backed securities versus similar duration Treasuries, as rates rose, and market volatility increased. July 2003 was also the worst performance month for the Lehman Brothers Aggregate Bond Index since April of 1981 (Source: Lehman Brothers).

     Treasuries remained volatile over the remainder of the fiscal period, but yields generally trended lower through early in 2004 as growth in most economic indicators was not confirmed by growth in payrolls. This reversed course with surprisingly strong March and April job creation, and, as a result, 10-year Treasury yields ended the reporting period at 18-month highs.

     Stocks trended higher through calendar year end 2003 as economic growth was robust and corporate earnings were impressive. As a result, credit (high grade corporate bond, high yield corporate bonds, and emerging market debt) did extremely well through December 2003. Early in 2004, however, the concerns over the prospect of rising interest rates and a potential rise in inflation roiled both the bond and equity markets. This contagion spread to credit as well. The fact that credit markets had almost an unabated 18-month rally since Fall 2002 made them ripe for a pause also, in our view. The ongoing geopolitical issues globally and the prospect of a much closer U.S. presidential election in the Fall have affected market confidence as well. On the heels of the second consecutive strong monthly payroll report, April 2004 was the fourth worst total return performance month for the Fund's benchmark in 20 years (Source: Lehman Brothers). These market conditions affected the Fund's portfolio turnover rate, which was 294% for the period.

Q:   What changes did you make to the Fund during the period?

A: From a positioning standpoint, we maintained a yield curve positioning that reflects our belief that the curve is likely to flatten over the next year. In Fall 2003, we shortened the Fund's duration versus the benchmark as well and both of these have been positive contributors to performance as rates have risen and the curve has flattened.

     Given compressed valuations between higher quality and/or less cyclical and lower quality and/or more cyclical credits and industries, we have maintained our higher quality, less cyclical bias in the investment grade component of the portfolio -- not because we doubt the robustness of the economic recovery, but merely from a risk/reward and relative value standpoint. This cost the Fund a little performance early in the reporting period when risk was in vogue, but has been a positive contributor so far in calendar year 2004, as the spread markets have taken a pause. In total, investment grade credit posted positive excess return versus like duration treasuries during the reporting period. In addition, good credit and issue selection was a positive contributor to Fund performance throughout the period.

     The Fund's high yield weighting fluctuated between 5-7% throughout the reporting period and had a higher-quality (BB-rated) focus. The Fund's emerging markets weighting was 1% early in the period but was zero for the second half of the fiscal year, given our view of relatively full valuations versus other alternatives. Given that high yield bonds and emerging market debt both generated strong returns, many of the Fund's peers, who normally carry much higher weightings than the Fund does in these out of index sectors, were able to generate higher returns than the Fund did.

--------------------------------------------------------------------------------
12   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Q:   How do you intend to manage the Fund in the coming months?

A: We are maintaining a defensive focus in the Fund in anticipation of the Fed needing to raise the federal funds rate from its current 1% given continued strong growth and the emergence of inflationary pressures. Specifically, the Fund has less duration, or interest rate risk, than its benchmark, and has a lower-than-index positions in shorter duration securities, which we believe will come under the most pressure as the Fed begins to raise the federal funds rate.

     In the spread sectors, we favor commercial mortgage backed bonds (CMBS) and investment grade corporates over mortgages, asset backed securities and agencies. We believe that the spread sectors are likely to come under continued pressure until the market gains more comfort around the pace of Fed tightening and a flatter yield curve. As a result and given current valuations, we maintain our defensive focus in investment grade credit. The Fund has a nominally higher-than-index position in credit, given the Fund's ability to find some strong fundamental credit stories where the valuations are attractive versus other alternatives. In high yield, we expect to maintain a modest 4% to 5% weighting, though we may sell some bonds that appear richly priced. The Fund has a modest non-dollar position in European bonds, where we believe the euro will strengthen versus the U.S. dollar. Finally, mortgage weighting remains below that of the index given relatively full valuations and concerns about how mortgages will react to the next move higher in yields.

The 10 Largest Holdings

Income Portfolio
                                  Percent                 Value
                              (of net assets)    (as of April 30, 2004)
Bundesobligation
5.00% 2006                         1.7%               $1,412,695
GMAC
6.88% 2011                         1.0                   860,681
HSBC Holdings
5.25% 2012                         0.9                   781,874
ASIF Global Financing
4.90% 2013                         0.9                   778,449
Comcast Cable Communications
6.20% 2008                         0.8                   676,781
Wells Fargo Bank NA
6.45% 2011                         0.8                   661,742
Sprint Capital
6.88% 2028                         0.7                   598,861
Washington Mutual Bank FA
6.88% 2011                         0.7                   559,191
Kellogg
2.88% 2008                         0.6                   547,673
ARAMARK Services
7.10% 2006                         0.6                   544,662

Excludes U.S. Treasury and U.S. government agency holdings.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart)

The 10 holdings listed here make up 8.7% of net assets

--------------------------------------------------------------------------------
13   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

The Fund's Long-term Performance

Income Portfolio

(line chart)
                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                               IN INCOME PORTFOLIO

Income Portfolio              $10,000 $10,667  $11,736  $12,684 $13,949  $14,440  $14,401  $15,832   $16,932 $18,397  $18,752
Lehman Brothers Aggregate
   Bond Index                 $10,000 $10,731  $11,658  $12,483 $13,845  $14,713  $14,898  $16,744   $18,057 $19,947  $20,310
                               '94     '95      '96      '97     '98      '99      '00      '01       '02     '03      '04

                      Average Annual Total Returns
                          as of April 30, 2004

1 year                                                               +1.93%
5 years                                                              +5.37%
10 years                                                             +6.49%

This chart illustrates the total value of an assumed $10,000 investment in Income Portfolio as compared to a widely cited performance index, the Lehman Brothers Aggregate Bond Index.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Short-term performance may be higher or lower than the figures shown. The above chart does not reflect expenses that apply to the subaccounts or the policies.

Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

--------------------------------------------------------------------------------
14   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Portfolio Management Q & A

International Equity Portfolio

Below, IDS Life Series - International Equity Portfolio Managers Alex Lyle and Dominic Rossi of Threadneedle describe the Fund's positioning and results for the 12 months ended April 30, 2004. Threadneedle portfolio managers assumed responsibility for the Fund on Oct. 20, 2003.

On June 9, 2004 policyholders approved a merger of the Fund with AXP(R) VP - International Fund, which is managed by the same portfolio management team. The merger will be implemented on or about July 9, 2004.

Q: How did the IDS Life Series - International Equity Portfolio perform for the fiscal year ended April 30, 2004?

A: The IDS Life Series - International Equity Portfolio gained 30.36% for the 12-month period ended April 30, 2004. The Fund underperformed its benchmark, the MSCI EAFE Index, which rose 40.75%. The Fund also underperformed the Lipper International Funds Index, representing the Fund's peer group, which increased 38.22% for the period.

Q:   What changes were made to the Fund?

A: Early in the period, and again in late October, the Fund was repositioned to focus on areas that could benefit from improvements in the global economy. The Fund increased its allocation to emerging markets, as the benefits of a weaker dollar and stimulus to the U.S. economy bolstered the global economy. The Fund also reduced its defensive stocks and broadened out the market cap to include more mid-cap stocks, which were likely to benefit from improvements in economic growth.

     When we assumed responsibility for the Fund in late October, some substantial changes were initiated to give the Fund a stronger cyclical focus. Cyclical stocks became the mainstay of the Fund. Historically, stocks in the cyclical sectors benefit from a growing global economy. In addition, we made the following substantive changes to the Fund:

     o Reduced the Fund's large-cap emphasis and added more mid-cap stocks. Mid-cap, as well as small-cap stocks tend to benefit more during periods of accelerating economic growth.

     o Increased the number of stocks benefiting from restructuring. A number of companies that had been badly hit by the economic slowdown, but now were repairing their balance sheets and winning back investors' confidence were added to the Fund.

Q:   What factors most significantly affected performance?

A: The Fund maintained its conservative stance in the early months of the fiscal year, with its largest positions in high quality, large capitalized companies. The rationale for this positioning was that the global economy would continue its painfully slow recovery and markets would continue to be extremely volatile. Based on this premise, large, quality stocks were the safest, defensive bet. In the first few months of the fiscal year, the economy showed marked improvement, and there was a significant market rally that favored small- and mid-cap stocks. However, the Fund maintained its large-cap focus and did not fully catch the momentum of the recovering global economy and strong equity market.

     Our asset allocation strategy was effective. In the second half of the period, for example, we have held a greater-than-index position in Europe, which has performed well for more than six months. Emerging market exposure, which was increased several times throughout the reporting period, has been beneficial.

     On the down side, the underperformance of cyclical stocks and mid-cap stocks for the last three months of 2003 hurt performance, as mid-cap and cyclical stocks have been the focus of the Fund since October of 2003. These areas were propelled by the recovering global economy and performed very well from March through September 2003. Then in the fourth calendar quarter, so many investors decided to sell their mid-cap stocks (i.e., take their profits) that mid caps, as an asset class, suffered for those few months, as did the Fund's performance. Cyclical stocks enjoyed strong performance in early 2004, and the Fund benefited. Mid-cap stocks performed well in the first calendar quarter of 2004. These changes contributed to the Fund's high turnover rate in this period.

Q:   How is the Fund currently positioned?

A: As discussed above, we significantly restructured the Fund in late October and applied a focus on mid-cap stocks and cyclical stocks. Mid caps and cyclicals had been driving the market recovery for much of 2003. Traditionally, strong rallies occur when the economy is recovering, and within this environment small- to mid-cap stocks and those companies with a cyclical focus were well-positioned to enjoy the rally. Unfortunately, cyclical stocks suffered from profit-taking toward the end of 2003. Cyclicals had a strong start in 2004, performing very well in January, but subsequently gave up a lot of that performance. In the second half of the reporting period (November through April), the cyclical exposure has not worked well, and therefore some of our sector allocations were not beneficial because they were geared toward the more cyclical sectors.

--------------------------------------------------------------------------------
15   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

     On a geographic basis, we retained a reflationary focus in Japan and the Far East. We believe deflation in Japan is declining and that the outlook is encouraging. Recent indications, such as strong GDP results, are promising. The Fund has increased exposure in Japan. In the Far East, performance of the Hong Kong property market and the Hong Kong Stock Exchange benefited the Fund.

     On a sector basis, we have increased our allocation to the energy sector (oil, in particular), moving from a less-than-index position to a greater-than-index position. We also increased the allocation to health care. Our position in health care remains less than the index, but where we had a very low weighting before, we increased the weighting by adding to several positions in pharmaceuticals. We have added to these areas because we think these sectors show promise for the long term.

Q:   How do you intend to manage the Fund in the months ahead?

A: We remain cautiously optimistic about the outlook for equity markets and expect to see healthy economic recovery continuing. However, cyclical stocks tend to have reasonably short, dramatic periods of outperformance, and we believe that period is coming to an end. With this in mind, we will reduce the cyclical focus of the Fund. We will begin moving away from cyclicals and move toward medium-term growth and better quality companies. For the next phase, we will look at having a different type of company exposure, such as moving towards the late cycle stocks and taking profits in the early to mid-cycle stocks.

     The economy and the equity markets have undergone significant change over the past year, and we believe the recovery is moving on to the next phase. We have had the initial recovery phase. Now we are going through the period of adjusting to a world of higher interest rates and associated concerns. Then, after the inevitable interest rate increases by the Fed and other central banks, we think we will move into a more gentle growth phase. The corporate news that we are seeing is good. Many companies in the United States and Europe have outpaced earnings expectations, and that has sent a positive message to investors.

The 10 Largest Holdings

International Equity Portfolio

                                              Percent               Value
                                          (of net assets) (as of April 30, 2004)
Vodafone Group (United Kingdom)                  2.4%         $4,448,949
Total (France)                                   2.4           4,416,098
BP (United Kingdom)                              2.1           3,884,681
UBS (Switzerland)                                2.0           3,654,549
Eni (Italy)                                      1.9           3,582,990
Royal Bank of Scotland Group (United Kingdom)    1.7           3,155,800
Samsung Electronics (South Korea)                1.5           2,806,368
Tesco (United Kingdom)                           1.5           2,742,774
Porsche (Germany)                                1.4           2,642,392
Roche Holding (Switzerland)                      1.4           2,512,378

Note: Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic order, and lack of similar regulatory requirements followed by U.S. companies.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart)

The 10 holdings listed here make up 18.3% of net assets

--------------------------------------------------------------------------------
16   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

The Fund's Long-term Performance

International Equity Portfolio

(line chart)
                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                        IN INTERNATIONAL EQUITY PORTFOLIO
International Equity
   Portfolio                  $10,000 $10,439  $16,753  $16,662 $21,396  $23,165  $27,205  $19,925   $16,564 $13,392  $17,457
MSCI EAFE Index               $10,000 $10,044  $11,223  $11,156 $13,301  $14,606  $16,676  $13,999   $12,092 $10,167  $14,311
Lipper International Funds
   Index                      $10,000 $ 9,509  $11,157  $12,188 $14,808  $15,167  $18,584  $15,514   $13,998 $11,718  $16,196
                              11/1/94  4/95     4/96     4/97    4/98     4/99     4/00     4/01      4/02    4/03     4/04

                      Average Annual Total Returns
                          as of April 30, 2004

1 year                                                              +30.36%
5 years                                                              -5.50%
Since inception (10/28/94)                                           +6.04%

This chart illustrates the total value of an assumed $10,000 investment in International Equity Portfolio as compared to two widely cited performance indexes, the Morgan Stanley Capital International EAFE Index (MSCI EAFE Index) and the Lipper International Funds Index.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Short-term performance may be higher or lower than the figures shown. The above chart does not reflect expenses that apply to the subaccounts or the policies.

MSCI EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper International Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

--------------------------------------------------------------------------------
17   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Portfolio Management Q & A

Managed Portfolio

On Jan. 1, 2004, Bob Ewing began managing the equity portion of IDS Life Series
- Managed Fund. Below, Portfolio Managers Bob Ewing and Tom Murphy discuss the Fund's positioning and results for the fiscal year.

On June 9, 2004, policyholders approved a merger of the Fund with AXP(R) VP - Managed Fund, which is managed by the same portfolio management team. The merger will be implemented on or about July 9, 2004.

Q: How did the IDS Life Series - Managed Portfolio perform for the one-year period ended April 30, 2004?

A: IDS Life Series - Managed Portfolio advanced 19.76%. The Portfolio outpaced its peers in the Lipper Balanced Funds Index, which returned 16.18%. The S&P 500 Index, a group of large company stocks, rose 22.88% for the same period.

Q:   What factors significantly affected performance?

A: Within the equity portion, the Fund benefited from its sector positioning and from exposure to mid- and small-cap stocks, which outperformed their large-cap peers for much of the period. Also, value stocks outpaced growth stocks during the period, which was favorable for performance.

     Early in the period we reduced our energy weighting and shifted the Fund toward economically sensitive sectors based on our view that the war might be short and energy prices might stabilize. This repositioning benefited the Fund's performance.

     Stock selection was particularly strong in health care; specifically the Fund's position in PacifiCare Health Systems performed well during the second half of the fiscal year. The Fund also benefited from a lower-than-index position in the underperforming utility sector.

     Among the performance detractors were below-benchmark allocations to technology and financial stocks. Many technology stocks do not meet our dividend targets, so we are typically underweight in the sector. Disappointments included computer services leader Electronic Data Systems and computer software company Microsoft.

     With respect to the fixed-income portion of the Fund, we were faced with a volatile period. Initially U.S. Treasury yields plummeted, with the 10-year Treasury falling to a low of 3.11% on June 3 from approximately 3.90% at April 30, 2003. Then at their June 25, 2003 meeting, the Federal Reserve Open Market Committee (FOMC) lowered the federal funds target 25 basis points (0.25%) to 1.0%, which was a disappointment to the market, which had expected 50 basis points (0.50%). As a result, yields skyrocketed with 10-year Treasuries rising all the way to 4.50% by the end of August. In fact, July was the worst month ever for mortgage-backed securities versus similar duration Treasuries, as rates rose, and market volatility increased. July 2003 was also the worst performance month for the Lehman Brothers Aggregate Bond Index since April of 1981 (Source: Lehman Brothers).

     Treasuries remained volatile over the remainder of the fiscal period but generally trended lower through early in 2004, as growth in most economic indicators was not confirmed by growth in payrolls. This reversed course with surprisingly strong March and April job creation, and, as a result, 10-year Treasury yields ended the reporting period at 18-month highs.

     As stocks trended higher through calendar year end 2003, credit (high grade corporate bond, high yield corporate bonds, and emerging market debt) did extremely well through December 2003. Early in 2004, however, the concerns over the prospect of rising interest rates and a potential rise in inflation roiled both the bond and equity markets. This contagion spread to credit as well. The fact that credit markets had almost an unabated 18-month rally since the fall of 2002 made them ripe for a pause also, in our view. The ongoing geopolitical issues globally and the prospect of a much closer U.S. presidential election in the fall have affected market confidence as well.

Q:   What changes did you make during the period?

A: After the first of the year, the Fund transitioned to the new portfolio management team. Our themes include an emphasis on higher-quality, larger-capitalization companies, and on stocks with more attractive valuations, as measured by a lower price-to-earnings ratio. After the new team took over, portfolio turnover increased temporarily as we sold and added equities to more closely reflect our value-oriented investment strategy.

     The Fund also emphasizes selected equity sectors, including health care, consumer staples and energy. Somewhat surprisingly, we are finding "value" opportunities in traditionally growth-oriented areas such as pharmaceuticals, hospitals and consumer staples. We consider these to be attractively priced compared to traditional value segments, such as the industrial, cyclical and materials sectors.

     Within the fixed-income portion of the Fund, we maintained a yield curve positioning that reflects our belief that the curve is likely to flatten over the next year. In the fall of 2003, we shortened the Fund's duration versus the benchmark as well and both of these have been positive contributors to performance as rates have risen and the curve has flattened.

--------------------------------------------------------------------------------
18   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

     Given compressed valuations between higher quality and/or less cyclical and lower quality and/or more cyclical credits and industries, we have maintained our higher quality, less cyclical bias in the investment grade component of the portfolio -- not because we doubt the robustness of the economic recovery, but merely from a risk/reward and relative value standpoint. This cost the Fund a little performance early in the reporting period when risk was in vogue, but has been a positive contributor so far in calendar year 2004, as the spread markets have taken a pause. In total, investment grade credit posted positive excess return versus like duration treasuries during the reporting period. In addition, good credit and issue selection was a positive contributor to Fund performance throughout the period.

     The Fund's high yield weighting fluctuated between 5-7% throughout the reporting period and had a higher quality focus. The Fund's emerging markets weighting was 1% early in the period but was zero for the second half of the fiscal year given our view of relatively full valuations versus other alternatives. These changes affected the Fund's portfolio turnover rate which was 189% for the period.

Q: How do you intend to manage each portion of the Fund in the coming months?

A: We are cautious in our outlook for the equity markets, but think the most likely scenario is a modest advance for the year. Given the strong results in 2003, we believe it is difficult to justify a repeat in 2004. Our key concerns are high valuations and a possible interest rate increase. We do expect continued economic improvement, but we believe it may be at a pace that is slower than current investor expectations. If the economy is not quite as strong as people anticipate, stocks could decline meaningfully. We consider that a risk worth protecting against and have positioned the Fund accordingly.

     Within the fixed-income portion of the Fund, we are maintaining a defensive focus in the portfolios in anticipation of the Fed needing to raise the federal funds rate from its current 1% given continued strong growth and the emergence of inflationary pressures. Specifically, the Fund has less duration, or interest rate risk, than their benchmarks, and have lower-than-index positions in shorter duration securities, which we believe will come under the most pressure as the Fed begins to raise the federal funds rate.

     In the spread sectors, we favor commercial mortgage backed bonds (CMBS) and investment grade corporates over mortgages, asset backed securities and agencies. We believe that the spread sectors are likely to come under continued pressure until the market gains more comfort around the pace of Fed tightening and a flatter yield curve. As a result and given current valuations, we maintain our defensive focus in investment grades. The Fund has a nominally higher-than-index position in credit, given the Fund's ability to find some strong fundamental credit stories where the valuations are attractive versus other alternatives. In high yield, we expect to maintain a modest 4% to 5% weighting, though we may sell some bonds that appear richly priced. The Fund has a modest non-dollar position in European bonds, where we believe the euro will strengthen versus the U.S. dollar. Finally, mortgage weighting remains below that of the index given relatively full valuations and concerns about how mortgages will react to the next move higher in yields.

--------------------------------------------------------------------------------
19   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

The 10 Largest Holdings

Managed Portfolio

                                  Percent                 Value
                              (of net assets)    (as of April 30, 2004)
Citigroup                          2.9%              $11,176,116
Bank of America                    2.8                10,646,170
Exxon Mobil                        1.7                 6,539,935
Altria Group                       1.4                 5,477,082
Wells Fargo                        1.3                 4,776,516
ChevronTexaco                      1.2                 4,703,100
J.P. Morgan Chase                  1.2                 4,639,840
ConocoPhillips                     1.2                 4,471,223
Verizon Communications             1.1                 4,332,552
American Intl Group                1.1                 4,327,660

Excludes U.S. Treasury and U.S. government agency holdings.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart)

The 10 holdings listed here make up 15.9% of net assets

--------------------------------------------------------------------------------
20   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

The Fund's Long-term Performance

Managed Portfolio

(line chart)
                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                              IN MANAGED PORTFOLIO
Managed Portfolio             $10,000 $10,547  $12,897  $14,503 $18,375  $20,310  $24,532  $17,680   $15,398 $13,017  $15,589
S&P 500 Index                 $10,000 $11,747  $15,296  $19,140 $27,001  $32,892  $36,224  $31,526   $27,541 $23,875  $29,338
Lipper Balanced Funds Index   $10,000 $10,890  $12,957  $14,729 $18,606  $20,677  $21,709  $21,761   $20,888 $19,660  $22,841
                                '94     '95      '96      '97     '98      '99      '00      '01       '02     '03      '04

                      Average Annual Total Returns
                          as of April 30, 2004

1 year                                                              +19.76%
5 years                                                              -5.15%
10 years                                                             +4.54%

This chart illustrates the total value of an assumed $10,000 investment in Managed Portfolio as compared to two widely cited performance indexes, the S&P 500 Index and the Lipper Balanced Funds Index.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Short-term performance may be higher or lower than the figures shown. The above chart does not reflect expenses that apply to the subaccounts or the policies.

S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 Index companies may be generally larger than those in which the Fund invests.

The Lipper Balanced Funds Index, published by Lipper Inc., includes 30 funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

--------------------------------------------------------------------------------
21   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Portfolio Management Q & A

Money Market Portfolio

Below IDS Life Series - Money Market Portfolio manager Jerri Cohen discusses the Fund's positioning and results for the 12 months ended April 30, 2004.

On June 9, 2004 policyholders approved a merger of the Fund with AXP(R) VP - Cash Management Fund, which is managed by the same portfolio manager. The merger will be implemented on or about July 9, 2004.

Q: How did IDS Life Series - Money Market Portfolio perform for the fiscal year?

A: IDS Life Series - Money Market Portfolio returned 0.75% for the 12-month period ended April 30, 2004. Its seven-day compound yield as of April 30, 2004 was 1.28%. (Yield information quoted reflects the benefit of a temporary expense waiver in effect since February related to the planned merger of the Fund with AXP VP - Cash Management Fund. The benefits of this waiver will not repeat in the future. Had the waiver not occurred during this fiscal period, the seven-day compound yield as of April 30, 2004 would have resulted in a return of 0.42%.)

     Please note that an investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

Q:   What factors significantly affected performance?

A: The continuation of historically low interest rates and the subtle shifts in the Federal Reserve Board's (the Fed's) accommodative monetary policy were the predominant factors affecting the Fund's results.

     Early in the annual period, the Fed reduced the targeted federal funds rate by 0.25%, bringing it to 1.00% -- a level last seen in 1958. This move reduced the income potential of money market investments. Throughout the period, the Fed tried to communicate its intentions regarding future changes to the federal funds rate.

     From August 2003 through December 2003, the Fed repeatedly stated that it believed its accommodative policy could be maintained for a "considerable period." From January 2004 through March 2004, the Fed indicated that it could be "patient" in removing its accommodation policy.

     The Fed's accommodative monetary policy, along with stimulative fiscal policy in the form of tax cuts, has been successful in reinvigorating the U.S. economy. Since autumn of 2003, the economy has been showing signs of strengthening. Industrial production has been rising, business spending and corporate profits have been improving, and Gross Domestic Product (GDP) growth has been solid. However, with inflation well contained and employment data still weak, interest rates remained low.

     The outlook changed significantly in April 2004. Payroll data, the one lingering weak link in the slowly recovering economy, showed surprising strength. On May 4, 2004, just after the close of the Fund's fiscal year, the Fed stated that it believed its policy accommodation could be removed at "a pace that is likely to be measured." The combination of strong payroll data and new guidance from the Fed indicate that the economy may no longer need extremely low interest rates to sustain its growth and a change in the Fed's monetary policy may come soon. In fact, the short-term yield curve has steepened and is now pricing in a strong probability of a series of Fed interest rate hikes beginning this summer.

Q:   What changes did you make during the period?

A: As always, we attempted to generate a competitive yield while maintaining a stable net asset value by investing in high quality securities with minimal credit risk. Through most of the annual period, we increased the Fund's holdings of variable rate securities. Since these securities reset to higher or lower interest rates as market rates rise or fall, we believe these securities offer good value in a rising interest rate environment.

     We also actively managed the average maturity of the Fund. We sought to selectively extend the maturity whenever the yield curve provided attractive opportunities. In October and November, when the yield curve steepened slightly, we extended the average maturity to lock in some higher rates. When the yield curve flattened again, we moved back to a neutral duration. In April, when the yield curve steepened again, we moved back to a slightly longer average maturity. We believe the Fund is currently well positioned to strategically navigate the anticipated higher interest rate environment.

Q:   How do you intend to manage the Fund in the coming months?

A: Signs of economic expansion remain evident. The key questions are: When will the Fed raise interest rates and by how much? Given the strength in the economy and the historically low level of short-term rates, we expect the Fed to begin a series of gradual increases in interest rates this summer. Of course, we will continue to closely monitor economic data, Fed policy, and any shifts in the money market yield curve, striving to strategically adjust Fund positioning to maximize the return to policyholders.

--------------------------------------------------------------------------------
22   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Board Members and Officers

The Fund has a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees the Fund, and IDS Life Variable Annuity Fund A and Fund B (Fund A and Fund B). Board members serve until the next regular meeting and until their successors have been elected and qualified.

Independent Board Members*

Name, address, age                  Position held with    Principal occupation   Other directorships         Committee
                                    Fund and length of    during past five                                   memberships
                                    service               years
----------------------------------- --------------------- ---------------------- --------------------------- ---------------
Rodney P. Burwell                   Board member  since   Chairman, Xerxes       TCF Financial, American     Joint Audit
Xerxes Corporation                  1999                  Corporation            Express  Certificate
7901 Xerxes Ave. S.                                       (fiberglass storage    Company
Minneapolis, MN 55431-1253                                tanks)
Born in 1939
----------------------------------- --------------------- ---------------------- --------------------------- ---------------
Jean B. Keffeler                    Board member  since   Retired business       American Express            Joint Audit
3424 Zenith Ave. S.                 1999                  executive              Certificate Company
Minneapolis, MN 55416
Born in 1945
----------------------------------- --------------------- ---------------------- --------------------------- ---------------
Thomas R. McBurney                  Board member  since   President, McBurney    The Valspar Corporation     Joint Audit
McBurney Management Advisors        1999                  Management Advisors    (paints), American
4900 IDS Center,                                                                 Express  Certificate
80 South Eighth Street                                                           Company
Minneapolis, MN 55402
Born in 1938
----------------------------------- --------------------- ---------------------- --------------------------- ---------------

 *  Mr. Burwell, Ms. Keffeler and Mr. McBurney also serve as directors of IDS
    Life Insurance Company of New York and American Centurion Life Assurance
    Company which are indirectly controlled by AEFC.

Board Members Affiliated with American Express Financial Corporation (AEFC)**

Name, address, age                  Position held with    Principal occupation   Other directorships         Committee
                                    Fund and length of    during  past five                                  memberships
                                    service               years
----------------------------------- --------------------- ---------------------- --------------------------- ---------------
Gumer C. Alvero                     Board member since    Director and
70100 AXP Financial Center          1998, Chairman of     Executive Vice
Minneapolis, MN 55474               the Board  since      President -
Born in 1967                        2000                  Annuities, IDS Life,
                                                          since 2001. Vice
                                                          President - General
                                                          Manager Annuities,
                                                          AEFC, since 1998
----------------------------------- --------------------- ---------------------- --------------------------- ---------------
Timothy V. Bechtold                 Board member since    Director and
70100 AXP Financial Center          2001, President and   President, IDS Life,
Minneapolis, MN 55474               Chief Executive       since 2001.
Born in 1953                        Officer since 2002    Executive Vice
                                                          President - Insurance
                                                          Products, IDS Life,
                                                          from 1995 to 2001.
                                                          Vice President -
                                                          Insurance Products,
                                                          AEFC, since 1995
----------------------------------- --------------------- ---------------------- --------------------------- ---------------

 ** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
23   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Bechtold, who is President and Chief Executive Officer, the Fund's other officers are:

Other Officers

Name, address, age                  Position held    Principal occupation during        Other
                                    with Fund and    past five years                    directorships
                                    length of
                                    service
----------------------------------- ---------------- ---------------------------------- -------------------
C. Nikol Davies                     Secretary        Assistant Secretary, AEFC, since
70100 AXP Financial Center          since 2001       2001. Paralegal at Boyle & Voss
Minneapolis, MN 55474                                and Administrative Assistant for
Born in 1966                                         the Department of the U.S. Air
                                                     Force prior to 2001
----------------------------------- ---------------- ---------------------------------- -------------------
Jeffrey P. Fox                      Chief            Vice President - Investment
70100 AXP Financial Center          Financial        Accounting, AEFC, since 2002.
Minneapolis, MN 55474               Officer since    Vice President - Finance,
Born in 1955                        2002             American Express Company,
                                                     2000-2002. Vice President -
                                                     Corporate Controller, AEFC,
                                                     1996-2000
----------------------------------- ---------------- ---------------------------------- -------------------
Lorraine R. Hart                    Vice President   Vice President - Investments
70100 AXPFinancial Center           - Investments    Administration Officer, AEFC,
Minneapolis, MN 55474               since 1992       since 2003. Vice President -
Born in 1951                                         Insurance Investments, AEFC,
                                                     from 1989 to 2003
----------------------------------- ---------------- ---------------------------------- -------------------
Michelle M. Keeley                  Vice President   Senior Vice President - Fixed
257 AXP Financial Center            - Investments    Income, AEFC, since 2002.
Minneapolis, MN 55474               since 2003       Managing Director, Zurich Global
Born in 1964                                         Assets, 2000-2002. Managing
                                                     Director, Zurich Scudder
                                                     Investments, 1999-2000
----------------------------------- ---------------- ---------------------------------- -------------------
Judd K. Lohmann                     Treasurer        Assistant Treasurer and Director
70100 AXP Financial Center          since 2003       - Finance and Analysis, AEFC,
Minneapolis, MN 55474                                since 2000. Director of
Born in 1958                                         Operations, Advisor Business
                                                     Systems, AEFC, from 1996-2000
----------------------------------- ---------------- ---------------------------------- -------------------

The Joint Audit Committee meets with the independent public accountant, internal auditors and corporate officers to review financial statements, reports and compliance matters. The Committee reports significant issues to the Board and makes recommendations regarding the selection of the independent public accountant. The Committee held four meetings during the last fiscal year.

--------------------------------------------------------------------------------
24   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Proxy Voting

GENERAL GUIDELINES

The Fund upholds a long tradition of sound and principled corporate governance. The Board, which includes a majority of independent Board members, has reviewed AEFC's proxy voting policies and has delegated the voting of the Fund's proxies of the companies in which the Fund holds investments to AEFC. AEFC has agreed to advise the Board of any changes to the policies. AEFC votes proxies based on the following general guidelines:

o Corporate governance matters -- The guidelines call for support of proxy proposals that require changes or encourage decisions that have been shown to add shareholder value over time and for votes against proxy proposals that entrench management.

o Changes in capital structure -- The guidelines call for support of amendments to corporate documents that strengthen the financial condition of a business.

o Stock option plans and other management compensation issues -- The guidelines anticipate that thoughtful consideration will be given by a company's management to developing a balanced compensation structure providing competitive current income with long-term employee incentives directly tied to the interests of shareholders. AEFC votes against proxy proposals that dilute shareholder value excessively.

o Social and corporate policy issues -- The guidelines anticipate that proxy proposals should address the business interests of the corporation.

Each proposal is viewed in light of the circumstances of the company submitting the proposal.

POLICY AND PROCEDURES

The policy and procedures call for voting proxies of the companies in which the Fund holds investments.

The recommendation of the management of a company as set out in the company's proxy statement is considered. In each instance in which the Fund votes against the recommendation, the Board may wish to send a letter to senior management of the company explaining the basis for the vote. This has permitted both the company's management and AEFC to gain better insight into issues presented by proxy proposals. In the case of foreign corporations, proxies of companies located in some countries may not be voted due to requirements of locking up the voting shares and when time constraints prohibit the processing of proxies.

From time to time a proxy proposal is presented that has not been previously considered or that AEFC believes should be voted differently from the votes cast for similar proposals. In making decisions about voting on a proposal, AEFC relies on its own investment personnel and information obtained from outside resources, including Institutional Shareholder Services (ISS).

PROXY VOTING RECORD

The proxy voting record is available on a quarterly basis after the end of the quarter for all companies whose shareholder meetings were completed during the quarter. The information is on a website maintained by ISS and can be accessed through the American Express Company's web page, www.americanexpress.com.

--------------------------------------------------------------------------------
25   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

IDS LIFE SERIES FUND, INC.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of the Equity, Equity Income, Government Securities, Income, International Equity, Managed and Money Market Portfolios of IDS Life Series Fund, Inc. as of April 30, 2004, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended April 30, 2004, and the financial highlights for each of the years in the five-year period ended April 30, 2004 (four-year period ended April 30, 2004 and for the period from June 17, 1999, commencement of operations, to April 30, 2000 for Equity Income Portfolio). These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Equity, Equity Income, Government Securities, Income, International Equity, Managed and Money Market Portfolios of IDS Life Series Fund, Inc. as of April 30, 2004, and the results of their operations, changes in their net assets, and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

June 21, 2004

--------------------------------------------------------------------------------
26   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Financial Statements

Statements of assets and liabilities
IDS Life Series Fund, Inc.
                                                                Equity           Equity       Government         Income
                                                               Portfolio         Income       Securities        Portfolio
April 30, 2004                                                                  Portfolio      Portfolio
Assets
Investments in securities, at value (Note 1)
  (identified cost $613,281,848, $10,168,764,
  $26,065,406 and $88,591,684, respectively)               $  600,507,338    $11,994,437      $26,227,359     $87,761,177
Cash in bank on demand deposit                                     75,483        187,813          241,008         563,359
Receivable for investment securities sold                      14,558,052             --          563,621       5,249,824
Dividends and accrued interest receivable                         651,981         28,349          153,153         771,400
                                                           --------------    -----------      -----------     -----------
Total assets                                                  615,792,854     12,210,599       27,185,141      94,345,760
                                                           --------------    -----------      -----------     -----------
Liabilities
Dividends payable to shareholders (Note 1)                      1,524,087         48,368           75,030         235,808
Payable for investment securities purchased                    10,088,471             --        1,063,559       8,595,086
Accrued investment management services fee                        357,903          7,150           14,830          49,415
Other accrued expenses                                            110,759         16,422            8,870           1,734
Forward sale commitments, at value
  (proceeds receivable $562,422 and $912,656 for
  Government Securities Portfolio and Income
  Portfolio, respectively) (Note 1)                                    --             --          555,655         897,750
                                                           --------------    -----------      -----------     -----------
Total liabilities                                              12,081,220         71,940        1,717,944       9,779,793
                                                           --------------    -----------      -----------     -----------
Net assets applicable to outstanding capital stock         $  603,711,634    $12,138,659      $25,467,197     $84,565,967
                                                           ==============    ===========      ===========     ===========
Represented by
Capital stock -- $.001 par value (Note 1)                  $       42,208    $     1,127      $     2,447     $     8,671
Additional paid-in capital                                  1,185,317,215     10,635,913       24,985,302      86,817,816
Undistributed (excess of distributions over) net
  investment income                                               (74,830)        15,091               (1)         (3,749)
Accumulated net realized gain (loss) (Note 8)                (568,798,449)      (339,145)         310,729      (1,460,330)
Unrealized appreciation (depreciation) on
  investments and on translation of assets and
  liabilities in foreign currencies (Note 7)                  (12,774,510)     1,825,673          168,720        (796,441)
                                                           --------------    -----------      -----------     -----------
Total -- representing net assets applicable to
   outstanding capital stock                               $  603,711,634    $12,138,659      $25,467,197     $84,565,967
                                                           ==============    ===========      ===========     ===========
Shares outstanding                                             42,208,450      1,126,875        2,446,543       8,670,633
                                                           --------------    -----------      -----------     -----------
Net asset value per share of outstanding capital
  stock                                                    $        14.30    $     10.77      $     10.41     $      9.75
                                                           --------------    -----------      -----------     -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
27   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Statements of assets and liabilities (continued)

IDS Life Series Fund, Inc.
                                                                            International     Managed           Money
                                                                               Equity        Portfolio         Market
April 30, 2004                                                                Portfolio                       Portfolio
Assets
Investments in securities, at value (Note 1)
  (identified cost $165,274,267, $382,834,619 and
  $48,196,281, respectively)                                               $ 183,797,319    $ 388,950,234     $48,196,281
Cash in bank on demand deposit                                                        --        1,066,094          10,403
Foreign currency holdings for International Equity
  Portfolio (identified cost $638,784) (Note 1)                                  638,331               --              --
Receivable for investment securities sold                                      3,069,659        9,057,298              --
Unrealized appreciation on foreign currency
  contracts held, at value (Note 5)                                                2,010               --              --
Dividends and accrued interest receivable                                        757,011        1,512,287          32,225
                                                                           -------------    -------------     -----------
Total assets                                                                 188,264,330      400,585,913      48,238,909
                                                                           -------------    -------------     -----------
Liabilities
Bank overdraft                                                                    12,976               --              --
Dividends payable to shareholders (Note 1)                                       561,529        2,288,139          44,416
Payable for investment securities purchased                                    1,879,193       17,413,248         356,850
Accrued investment management services fee                                       151,453          224,465          20,032
Other accrued expenses                                                            19,876              964          25,651
Forward sale commitments, at value
  (proceeds receivable $825,250 for Managed Portfolio) (Note 1)                       --          818,250              --
                                                                           -------------    -------------     -----------
Total liabilities                                                              2,625,027       20,745,066         446,949
                                                                           -------------    -------------     -----------
Net assets applicable to outstanding capital stock                         $ 185,639,303    $ 379,840,847     $47,791,960
                                                                           =============    =============     ===========
Represented by
Capital stock -- $.001 par value (Note 1)                                  $      16,374    $      28,434     $    47,795
Additional paid-in capital                                                   310,548,049      484,585,249      47,744,098
Undistributed net investment income                                                 (565)        (122,093)             52
Accumulated net realized gain (loss) (Note 8)                               (143,445,527)    (111,325,661)             15
Unrealized appreciation (depreciation) on
  investments and on translation of assets and
  liabilities in foreign currencies (Notes 5 and 7)                           18,520,972        6,674,918              --
                                                                           -------------    -------------     -----------
Total -- representing net assets applicable to
  outstanding capital stock                                                $ 185,639,303    $ 379,840,847     $47,791,960
                                                                           =============    =============     ===========
Shares outstanding                                                            16,373,734       28,433,515      47,795,176
                                                                           -------------    -------------     -----------
Net asset value per share of outstanding capital stock                     $       11.34    $       13.36     $      1.00
                                                                           -------------    -------------     -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
28   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Statements of operations

IDS Life Series Fund, Inc.
                                                                Equity           Equity       Government         Income
                                                               Portfolio         Income       Securities        Portfolio
Year ended April 30, 2004                                                       Portfolio      Portfolio
Investment income
Income:
Dividends                                                    $  5,935,367     $  251,712       $       --     $       189
Interest                                                          312,292              5        1,173,520       3,932,521
   Less foreign taxes withheld                                    (24,705)        (2,512)              --              --
                                                             ------------     ----------       ----------     -----------
Total income                                                    6,222,954        249,205        1,173,520       3,932,710
                                                             ------------     ----------       ----------     -----------
Expenses (Note 2):
Investment management and services fee                          4,270,448         69,993          203,659         650,993
Custodian fees                                                     90,192          6,858           21,788          84,477
Audit fees                                                         16,500         10,500           11,500          13,000
Directors fees                                                     76,608          1,128            3,800          20,000
Printing and postage                                              143,570          2,252            6,774          21,039
                                                             ------------     ----------       ----------     -----------
Total expenses                                                  4,597,318         90,731          247,521         789,509
   Expenses waived/reimbursed by AEFC (Note 2)                   (444,573)       (11,209)         (22,178)        (67,659)
                                                             ------------     ----------       ----------     -----------
                                                                4,152,745         79,522          225,343         721,850
   Earnings credits on cash balances (Note 2)                        (711)        (1,078)          (1,274)           (178)
                                                             ------------     ----------       ----------     -----------
Total expenses -- net                                           4,152,034         78,444          224,069         721,672
                                                             ------------     ----------       ----------     -----------
Investment income (loss) -- net                                 2,070,920        170,761          949,451       3,211,038
                                                             ------------     ----------       ----------     -----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                             121,748,982        406,910          310,729       2,532,389
   Foreign currency transactions                                       --            114               --        (153,849)
   Futures contracts                                                   --             --               --          11,835
   Options contracts written (Note 6)                             899,182             --               --              --
                                                             ------------     ----------       ----------     -----------
Net realized gain (loss) on investments                       122,648,164        407,024          310,729       2,390,375
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies            (10,678,887)     2,300,074         (997,894)     (3,781,599)
                                                             ------------     ----------       ----------     -----------
Net gain (loss) on investments and foreign
   currencies                                                 111,969,277      2,707,098         (687,165)     (1,391,224)
                                                             ------------     ----------       ----------     -----------
Net increase (decrease) in net assets resulting
   from operations                                           $114,040,197     $2,877,859       $  262,286     $ 1,819,814
                                                             ============     ==========       ==========     ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
29   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Statements of operations (continued)

IDS Life Series Fund, Inc.
                                                                            International      Managed            Money
                                                                               Equity         Portfolio           Market
Year ended April 30, 2004                                                     Portfolio                         Portfolio
Investment income
Income:
Dividends                                                                    $ 3,756,989      $ 5,774,031        $     --
Interest                                                                          51,057        4,573,360         661,201
   Less foreign taxes withheld                                                  (466,553)         (67,248)             --
                                                                             -----------      -----------        --------
Total income                                                                   3,341,493       10,280,143         661,201
                                                                             -----------      -----------        --------
Expenses (Note 2):
Investment management and services fee                                         1,736,235        2,676,942         288,133
Custodian fees                                                                    99,775          114,998          14,016
Audit fees                                                                        15,000           16,500           9,000
Directors fees                                                                    27,753           48,749           9,202
Printing and postage                                                              39,432           90,118           3,074
                                                                             -----------      -----------        --------
Total expenses                                                                 1,918,195        2,947,307         323,425
   Expenses waived/reimbursed by AEFC (Note 2)                                   (88,837)        (182,139)        (86,073)
                                                                             -----------      -----------        --------
                                                                               1,829,358        2,765,168         237,352
   Earnings credits on cash balances (Note 2)                                       (802)            (153)             --
                                                                             -----------      -----------        --------
Total expenses -- net                                                          1,828,556        2,765,015         237,352
                                                                             -----------      -----------        --------
Investment income (loss) -- net                                                1,512,937        7,515,128         423,849
                                                                             -----------      -----------        --------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                             20,851,495       33,235,814              15
   Foreign currency transactions                                                 (49,385)        (130,501)             --
   Futures contracts                                                                  --         (290,256)             --
   Options contracts written (Note 6)                                                 --           65,107              --
                                                                             -----------      -----------        --------
Net realized gain (loss) on investments                                       20,802,110       32,880,164              15
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                            24,543,474       27,426,656              --
                                                                             -----------      -----------        --------
Net gain (loss) on investments and foreign
   currencies                                                                 45,345,584       60,306,820              15
                                                                             -----------      -----------        --------
Net increase (decrease) in net assets resulting
   from operations                                                           $46,858,521      $67,821,948        $423,864
                                                                             ===========      ===========        ========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
30   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Statements of changes in net assets

IDS Life Series Fund, Inc.
                                                                   Equity Portfolio              Equity Income Portfolio
Year ended April 30,                                             2004             2003           2004             2003
Operations and distributions
Investment income (loss) -- net                              $  2,070,920  $     514,006      $   170,761     $   135,663
Net realized gain (loss) on investments                       122,648,164   (210,737,329)         407,024        (711,572)
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies            (10,678,887)    29,991,993        2,300,074        (783,159)
                                                             ------------  -------------      -----------     -----------
Net increase (decrease) in net assets resulting
   from operations                                            114,040,197   (180,231,330)       2,877,859      (1,359,068)
                                                             ------------  -------------      -----------     -----------
Distributions to shareholders from:
   Net investment income                                       (2,064,919)      (384,828)        (155,788)       (134,957)
   Net realized gain                                                   --             --               --         (10,295)
   Tax return of capital                                               --       (493,087)              --              --
                                                             ------------  -------------      -----------     -----------
Total distributions                                            (2,064,919)      (877,915)        (155,788)       (145,252)
                                                             ------------  -------------      -----------     -----------
Capital share transactions (Note 4)
Proceeds from sales                                            15,193,292     17,721,498        2,854,692       2,612,880
Reinvested distributions at net asset value                       540,832        877,915          150,252         124,876
Payments for redemptions                                      (69,725,954)   (82,323,204)        (799,274)       (849,919)
                                                             ------------  -------------      -----------     -----------
Increase (decrease) in net assets from capital
   share transactions                                         (53,991,830)   (63,723,791)       2,205,670       1,887,837
                                                             ------------  -------------      -----------     -----------
Total increase (decrease) in net assets                        57,983,448   (244,833,036)       4,927,741         383,517
Net assets at beginning of year                               545,728,186    790,561,222        7,210,918       6,827,401
                                                             ------------  -------------      -----------     -----------
Net assets at end of year                                    $603,711,634  $ 545,728,186      $12,138,659     $ 7,210,918
                                                             ============  =============      ===========     ===========
Undistributed (excess of distributions over) net
   investment income                                         $    (74,830) $     297,120      $    15,091     $      (640)
                                                             ------------  -------------      -----------     -----------

Statements of changes in net assets (continued)

IDS Life Series Fund, Inc.
                                                            Government Securities Portfolio         Income Portfolio
Year ended April 30,                                             2004             2003           2004             2003
Operations and distributions
Investment income (loss) -- net                               $   949,451    $ 1,081,712     $  3,211,038    $  4,937,059
Net realized gain (loss) on investments                           310,729        734,340        2,390,375       2,208,472
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies               (997,894)       486,101       (3,781,599)      1,247,584
                                                              -----------    -----------     ------------    ------------
Net increase (decrease) in net assets resulting
   from operations                                                262,286      2,302,153        1,819,814       8,393,115
                                                              -----------    -----------     ------------    ------------
Distributions to shareholders from:
   Net investment income                                         (949,451)    (1,091,002)      (3,205,601)     (4,879,282)
   Net realized gain                                             (488,407)            --               --              --
                                                              -----------    -----------     ------------    ------------
Total distributions                                            (1,437,858)    (1,091,002)      (3,205,601)     (4,879,282)
                                                              -----------    -----------     ------------    ------------
Capital share transactions (Note 4)
Proceeds from sales                                             1,942,402      9,984,856        1,099,274       3,543,273
Reinvested distributions at net asset value                     1,454,395      1,092,265        3,270,301       4,905,574
Payments for redemptions                                       (8,873,351)    (2,990,470)     (19,127,720)    (12,801,539)
                                                              -----------    -----------     ------------    ------------
Increase (decrease) in net assets from capital
   share transactions                                          (5,476,554)     8,086,651      (14,758,145)     (4,352,692)
                                                              -----------    -----------     ------------    ------------
Total increase (decrease) in net assets                        (6,652,126)     9,297,802      (16,143,932)       (838,859)
Net assets at beginning of year                                32,119,323     22,821,521      100,709,899     101,548,758
                                                              -----------    -----------     ------------    ------------
Net assets at end of year                                     $25,467,197    $32,119,323     $ 84,565,967    $100,709,899
                                                              ===========    ===========     ============    ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
31   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Statements of changes in net assets (continued)

IDS Life Series Fund, Inc.
                                                            International Equity Portfolio          Managed Portfolio
Year ended April 30,                                             2004             2003           2004             2003
Operations and distributions
Investment income (loss) -- net                              $  1,512,937   $  2,220,786     $  7,515,128   $   7,741,842
Net realized gain (loss) on investments                        20,802,110    (32,360,136)      32,880,164     (44,147,314)
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies             24,543,474    (11,532,009)      27,426,656     (37,189,734)
                                                             ------------   ------------     ------------   -------------
Net increase (decrease) in net assets resulting
   from operations                                             46,858,521    (41,671,359)      67,821,948     (73,595,206)
                                                             ------------   ------------     ------------   -------------
Distributions to shareholders from:
   Net investment income                                       (1,430,671)    (1,861,957)      (7,198,401)     (7,595,229)
                                                             ------------   ------------     ------------   -------------
Capital share transactions (Note 4)
Proceeds from sales                                             4,207,693      5,934,758        6,167,374       7,692,214
Reinvested distributions at net asset value                     1,861,546      1,465,592        6,636,108       7,343,221
Payments for redemptions                                      (24,488,209)   (28,885,778)     (46,106,597)    (55,900,085)
                                                             ------------   ------------     ------------   -------------
Increase (decrease) in net assets from capital
   share transactions                                         (18,418,970)   (21,485,428)     (33,303,115)    (40,864,650)
                                                             ------------   ------------     ------------   -------------
Total increase (decrease) in net assets                        27,008,880    (65,018,744)      27,320,432    (122,055,085)
Net assets at beginning of year                               158,630,423    223,649,167      352,520,415     474,575,500
                                                             ------------   ------------     ------------   -------------
Net assets at end of year                                    $185,639,303   $158,630,423     $379,840,847   $ 352,520,415
                                                             ============   ============     ============   =============

Statements of changes in net assets (continued)

IDS Life Series Fund, Inc.
                                                                                                 Money Market Portfolio
Year ended April 30,                                                                             2004             2003
Operations and distributions
Investment income (loss) -- net                                                              $    423,849    $    736,449
Net realized gain (loss) on investments                                                                15              52
                                                                                             ------------    ------------
Net increase (decrease) in net assets resulting from operations                                   423,864         736,501
                                                                                             ------------    ------------
Distributions to shareholders from:
   Net investment income                                                                         (423,849)       (736,449)
   Net realized gain                                                                                   --          (3,497)
                                                                                             ------------    ------------
Total distributions                                                                              (423,849)       (739,946)
                                                                                             ------------    ------------
Capital share transactions (Note 4)
Proceeds from sales                                                                            11,645,454      19,620,601
Reinvested distributions at net asset value                                                       415,977         783,072
Payments for redemptions                                                                      (29,841,532)    (24,256,946)
                                                                                             ------------    ------------
Increase (decrease) in net assets from capital share transactions                             (17,780,101)     (3,853,273)
                                                                                             ------------    ------------
Total increase (decrease) in net assets                                                       (17,780,086)     (3,856,718)
Net assets at beginning of year                                                                65,572,046      69,428,764
                                                                                             ------------    ------------
Net assets at end of year                                                                    $ 47,791,960    $ 65,572,046
                                                                                             ============    ============
Undistributed net investment income                                                          $         52    $         --
                                                                                             ------------    ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
32   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Notes to Financial Statements

IDS Life Series Fund, Inc.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

IDS Life Series Fund, Inc. is registered under the Investment Company Act of 1940 (as amended) (the 1940 Act) as a diversified, open-end management investment company. Each Fund has 10 billion authorized shares of capital stock and the primary investments are as follows:

     Equity Portfolio primarily invests in U.S. common stocks and securities convertible into common stocks.

     Equity Income Portfolio primarily invests in equity securities.

     Government Securities Portfolio primarily invests in debt obligations guaranteed as to principal and interest by the U.S. government and its agencies or instrumentalities. Although the Fund may invest in any U.S. government securities, it is anticipated that U.S. government securities representing part ownership in pools of mortgage loans (mortgage-backed securities) will comprise a large percentage of the Fund's investments.

     Income Portfolio primarily invests in debt securities.

     International Equity Portfolio primarily invests in equity securities of foreign issuers.

     Managed Portfolio primarily invests in a combination of equity and debt securities.

     Money Market Portfolio primarily invests in money market instruments, such as marketable debt obligations issued by the U.S. government or its agencies, bank certificates of deposit, bankers' acceptances, letters of credit, and commercial paper, including asset-backed commercial paper.

You may not buy (nor will you own) shares of each Fund directly. You invest by buying a variable life insurance policy and allocating your premium payments to the variable subaccounts that invest in each Fund.

Each Fund's significant accounting policies are summarized as follows:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, American Express Financial Corporation (AEFC) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with the procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair NAV. Short-term securities in the Fund, except Money Market Portfolio, maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost. Pursuant to Rule 2a-7 of the 1940 Act, all securities in the Money Market Portfolio are valued daily at amortized cost, which approximates market value in order to maintain a constant net asset value of $1 per share.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Funds, except Money Market Portfolio, may buy and sell put or call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The Funds also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Funds will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
33   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Futures transactions

To gain exposure to or protect itself from market changes, the Funds, except Money Market Portfolio, may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statements of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. As of April 30, 2004, foreign currency holdings for International Equity Portfolio consisted of multiple denominations.

The Funds, except Money Market Portfolio, may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete its contract obligations.

Illiquid securities

As of April 30, 2004, investments in securities for Equity Portfolio, included issues that are illiquid which the Funds currently limit to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities as of April 30, 2004 was $5,497,857 representing 0.91% of net assets for Equity Portfolio. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Funds on a forward-commitment basis, including when-issued securities, other forward-commitments and future capital commitments for limited partnership interests, can take place one month or more after the transaction date. During this period, when-issued securities and other forward-commitments are subject to market fluctuations, and they may affect each Fund's net assets the same as owned securities. The Funds designate cash or liquid securities at least equal to the amount of its forward-commitments. As of April 30, 2004, the outstanding forward-commitments for the Funds are as follows:

                                                                        When-issued            Other           Future capital
Fund                                                                    securities      forward-commitments      commitments
Equity Portfolio                                                       $       --         $       --           $471,767
Government Securities Portfolio                                         1,063,559                 --                 --
Income Portfolio                                                        2,326,271            748,893                 --
Managed Portfolio                                                       5,509,307          2,613,485                 --

Forward sale commitments

The Funds may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Funds as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Funds realize a gain or loss. If the Funds deliver securities under the commitment, the Funds realize a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. Forward sale commitments outstanding at period end for Government Securities Portfolio, Income Portfolio and Managed Portfolio are listed in the "Notes to investments in securities."

--------------------------------------------------------------------------------
34   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Federal income taxes

Each Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the variable subaccounts. No provision for income taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of wash sale transactions, foreign currency exchange gains and losses, and the timing and amount of market discount recognized as ordinary income. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) are recorded by the Funds.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income and accumulated net realized gain (loss) have been increased (decreased), resulting in net reclassification adjustments to additional paid-in capital by the following:

                                      Equity        Equity     Government     Income    International   Managed       Money
                                     Portfolio      Income     Securities    Portfolio     Equity      Portfolio     Market
                                                   Portfolio    Portfolio                 Portfolio                 Portfolio
Undistributed net
  investment income                $(377,951)      $ 758          $--        $(7,531)    $(49,385)   $(339,125)       $ 52
Accumulated net realized
  gain(loss)                         392,520        (758)          --          7,531       49,385      339,125         (52)
                                   ---------       -----          ---        -------     --------    ---------        ----
Additional paid-in capital
  reductions (increase)            $  14,569       $  --          $--        $    --     $     --    $      --        $ --
                                   ---------       -----          ---        -------     --------    ---------        ----

The tax character of distributions paid for the years indicated is as follows:

Year ended April 30,                                                                               2004           2003
Equity Portfolio
Distributions paid from:
   Ordinary income                                                                              $2,064,919    $  384,828
   Long-term capital gain                                                                               --            --
   Tax return of capital                                                                                --       493,087
Equity Income Portfolio
Distributions paid from:
   Ordinary income                                                                                 155,788       145,252
   Long-term capital gain                                                                               --            --
Government Securities Portfolio
Distributions paid from:
   Ordinary income                                                                                 949,451     1,091,002
   Long-term capital gain                                                                          488,407            --
Income Portfolio
Distributions paid from:
   Ordinary income                                                                               3,205,601     4,879,282
   Long-term capital gain                                                                               --            --
International Equity Portfolio
Distributions paid from:
   Ordinary income                                                                               1,430,671     1,861,957
   Long-term capital gain                                                                               --            --
Managed Portfolio
Distributions paid from:
   Ordinary income                                                                               7,198,401     7,595,229
   Long-term capital gain                                                                               --            --
Money Market Portfolio
Distributions paid from:
   Ordinary income                                                                                 423,849       739,946
   Long-term capital gain                                                                               --            --

--------------------------------------------------------------------------------
35   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

As of April 30, 2004, the components of distributable earnings on a tax basis for each Fund are as follows:

Fund                                       Undistributed    Accumulated       Unrealized
                                          ordinary income    long-term       appreciation
                                                            gain (loss)     (depreciation)
Equity Portfolio                           $1,449,573     $(568,032,306)    $(13,540,969)
Equity Income Portfolio                        34,317          (222,192)       1,737,862
Government Securities Portfolio               158,886           226,886          168,706
Income Portfolio                              229,271        (1,388,778)        (865,205)
International Equity Portfolio                649,605      (143,210,914)      18,197,718
Managed Portfolio                           2,157,565      (110,658,174)       6,015,912
Money Market Portfolio                         44,483                --               --

Dividends to shareholders

As of April 30, 2004, dividends declared for each Fund payable May 3, 2004 are as follows:

     Equity Portfolio                                   $.036
     Equity Income Portfolio                            $.043
     Government Securities Portfolio                    $.031
     Income Portfolio                                   $.027
     International Equity Portfolio                     $.034
     Managed Portfolio                                  $.080
     Money Market Portfolio                             $.001

Distributions to the variable subaccounts are recorded as of the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, when available, are declared daily and distributed monthly for the Government Securities, Income and Money Market Portfolios and declared and distributed quarterly for the Equity, Equity Income, International Equity and Managed Portfolios. Capital gain distributions, when available, will be made annually. However, additional capital gain distributions may be made periodically during the fiscal year in order to comply with the Internal Revenue Code as applicable to regulated investment companies.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES

Effective Nov. 1, 2003, all investment roles have been combined within AEFC. This change did not affect the management of the Funds and did not change the management fees paid by the Funds.The Funds have an Investment Management and Services Agreement with AEFC to provide investment advice, administrative, accounting and other services required in connection with the affairs of the Fund. For these services, AEFC is paid a fee based on the aggregate average daily net assets of each Fund. The fee is 0.70% on an annual basis for Equity, Equity Income, Government Securities, Income and Managed Portfolios. For International Equity Portfolio the fee is 0.95% on an annual basis. For Money Market Portfolio the fee is 0.50% on an annual basis. Prior to Nov. 1, 2003, the Funds had an Investment Management and Services Agreement with IDS Life.

AEFC has a Subadvisory Agreement with American Express Asset Management International Inc. (AEAMI), a wholly-owned subsidiary of AEFC, to subadvise the assets of International Equity Portfolio. Investment decisions for International Equity Portfolio are made by a team of seasoned investment professionals at Threadneedle Asset Management Limited (Threadneedle) who are associated with AEAMI. Threadneedle is also a wholly-owned subsidiary of AEFC.

In addition to paying its own management fee, each Fund also pays its taxes, brokerage commissions and other non-advisory expenses. Expenses that relate to a particular Fund, such as custodian fees and registration fees for shares, are paid by that Fund. Other expenses are allocated to the Fund in an equitable manner as determined by the Fund's board. Each Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

AEFC has voluntarily agreed to reimburse each Fund for non-advisory expenses which exceed 0.10% on an annual basis of average daily net assets of each Fund.

--------------------------------------------------------------------------------
36   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

During the year ended April 30, 2004, the Fund's custodian fees were reduced as a result of earnings credits from overnight cash balances as follows:

Fund                                                                   Reduction
Equity Portfolio                                                       $  711
Equity Income Portfolio                                                 1,078
Government Securities Portfolio                                         1,274
Income Portfolio                                                          178
International Equity Portfolio                                            802
Managed Portfolio                                                         153

3. SECURITIES TRANSACTIONS

For the year ended April 30, 2004, cost of purchases and proceeds from sales of securities aggregated, respectively, $301,515,483 and $319,418,256 for Money Market Portfolio. Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated for each Fund are as follows:

Fund                                            Purchases           Proceeds
Equity Portfolio                            $1,645,895,091     $1,701,541,228
Equity Income Portfolio                          4,416,503          2,171,204
Government Securities Portfolio                 57,417,890         63,306,471
Income Portfolio                               255,226,045        273,798,524
International Equity Portfolio                 294,786,700        309,399,908
Managed Portfolio                              671,830,433        681,533,092

Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $2,026 and $47 for Equity Portfolio and Equity Income Portfolio respectively, for the year ended April 30, 2004.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for each Fund for the years indicated are as follows:

                                                              Year ended April 30, 2004
                              Equity        Equity       Government       Income     International     Managed        Money
                             Portfolio      Income       Securities      Portfolio      Equity        Portfolio      Market
                                           Portfolio      Portfolio                    Portfolio                    Portfolio
Sold                       1,115,287       282,485        181,918        110,852       402,804        486,403    11,646,239
Issued for reinvested
  distributions               37,025        16,328        138,057        331,117       203,120        537,204       416,005
Redeemed                  (5,049,857)      (80,404)      (836,656)    (1,938,496)   (2,324,434)    (3,599,202)  (29,843,543)
                          ----------       -------       --------     ----------    ----------     ----------   -----------
Net increase (decrease)   (3,897,545)      218,409       (516,681)    (1,496,527)   (1,718,510)    (2,575,595)  (17,781,299)
                          ----------       -------       --------     ----------    ----------     ----------   -----------

                                                              Year ended April 30, 2003
                              Equity        Equity       Government       Income     International     Managed        Money
                             Portfolio      Income       Securities      Portfolio      Equity        Portfolio      Market
                                           Portfolio      Portfolio                    Portfolio                    Portfolio
Sold                       1,471,755       320,903        934,176        366,399       645,560        669,442    19,621,568
Issued for reinvested
  distributions               76,188        15,661        102,436        507,382       146,519        636,906       783,114
Redeemed                  (6,854,895)     (108,811)      (281,275)    (1,324,024)   (3,095,830)    (4,859,112)  (24,258,284)
                          ----------      --------       --------     ----------    ----------     ----------   -----------
Net increase (decrease)   (5,306,952)      227,753        755,337       (450,243)   (2,303,751)    (3,552,764)   (3,853,602)
                          ----------       -------        -------       --------    ----------     ----------    ----------

--------------------------------------------------------------------------------
37   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

5. FORWARD FOREIGN CURRENCY CONTRACTS

As of April 30, 2004, International Equity Portfolio has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

International Equity Portfolio

Exchange date         Currency to      Currency to    Unrealized      Unrealized
                     be delivered      be received  appreciation    depreciation
May 4, 2004               176,630          100,000        $1,130         $--
                      U.S. Dollar    British Pound
May 5, 2004               176,880          100,000           880          --
                      U.S. Dollar    British Pound
                                                          ------         ---
Total                                                     $2,010         $--
                                                          ------         ---

6. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written by Equity Portfolio are as follows:

                                         Year ended April 30, 2004
                                    Puts                         Calls
                           Contracts      Premiums       Contracts    Premiums
Balance April 30, 2003      3,000        $ 350,991         3,000     $ 320,991
Opened                         --               --         1,450       329,731
Closed                         --               --        (1,450)     (329,731)
Expired                    (3,000)        (350,991)       (3,000)     (320,991)
                           ------         --------        ------      --------
Balance April 30, 2004         --        $      --            --     $      --
                           ------        ---------        ------     ---------

See "Summary of significant accounting policies."

Contracts and premiums associated with options contracts written by Managed Portfolio are as follows:

                                         Year ended April 30, 2004
                                    Puts                         Calls
                           Contracts      Premiums       Contracts    Premiums
Balance April 30, 2003         10         $  4,179            10     $   2,616
Opened                         71           47,169           180       155,749
Closed                        (72)         (43,087)         (181)     (141,104)
Exercised                      --               --            (9)      (17,261)
Expired                        (9)          (8,261)           --            --
                              ---          -------          ----      --------
Balance April 30, 2004         --         $     --            --     $      --
                              ---         --------          ----     ---------

See "Summary of significant accounting policies."

7. INTEREST RATE FUTURES CONTRACTS

As of April 30, 2004, Income Portfolio's investments in securities included securities valued at $27,779 that were pledged as collateral to cover initial margin deposits on four open sale contracts. The notional market value of the open sale contracts as of April 30, 2004 was $442,000 with a net unrealized gain of $19,281. See "Summary of significant accounting policies" and "Notes to investments in securities."

As of April 30, 2004, Managed Portfolio's investments in securities included securities valued at $270,145 that were pledged as collateral to cover initial margin deposits on 12 open purchase contracts and 167 open sale contracts. The notional market value of the open purchase contracts as of April 30, 2004 was $1,285,125 with a net unrealized loss of $50,415. The notional market value of the open sale contracts as of April 30, 2004 was $18,438,313 with a net unrealized gain of $602,910. See "Summary of significant accounting policies" and "Notes to investments in securities."

8. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, as of April 30, 2004 capital loss carry-overs are as follows:

Fund                                          Carry-over        Expiration date
Equity Portfolio                            $568,032,306           2010-2013
Equity Income Portfolio                          222,192             2011
Income Portfolio                               1,388,778           2009-2010
International Equity Portfolio               143,210,914           2009-2012
Managed Portfolio                            110,658,174           2010-2011

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
38   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

9. SUBSEQUENTEVENT

On June 9, 2004 contract holders approved mergers of the Funds into various AXP Variable Portfolio Funds as follows:

Selling Fund                        Buying Fund

Equity Portfolio AXP VP - Capital Resource Fund (will be renamed to AXP VP - Large Cap Equity Fund on July 9, 2004)

Equity Income Portfolio             AXP VP - Diversified Equity Income Fund

Government Securities Portfolio     AXP VP - Short Duration U.S. Government Fund

Income Portfolio                    AXP VP - Diversified Bond Fund

International Equity Portfolio      AXP VP - International Fund

Managed Portfolio                   AXP VP - Managed Fund

Money Market Portfolio              AXP VP - Cash Management Fund

The mergers will be implemented on or about July 9, 2004.

--------------------------------------------------------------------------------
39   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

10. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating each Fund's results.

Equity Portfolio

Per share income and capital changes(a)
Fiscal period ended April 30,                                                  2004        2003        2002        2001        2000
Net asset value, beginning of period                                         $11.84      $15.38      $23.37     $ 47.72      $27.80
Income from investment operations:
Net investment income (loss)                                                    .05         .01          --        (.06)       (.18)
Net gains (losses) (both realized and unrealized)                              2.46       (3.53)      (5.03)     (13.78)      20.10
Total from investment operations                                               2.51       (3.52)      (5.03)     (13.84)      19.92
Less distributions:
Dividends from net investment income                                           (.05)       (.01)         --          --          --
Distributions from realized gains                                                --          --       (2.91)     (10.51)         --
Tax return of capital                                                            --        (.01)       (.05)         --          --
Total distributions                                                            (.05)       (.02)      (2.96)     (10.51)         --
Net asset value, end of period                                               $14.30      $11.84      $15.38     $ 23.37      $47.72

Ratios/supplemental data
Net assets, end of period (in thousands)                                   $603,712    $545,728    $790,561  $1,092,695  $1,714,508
Ratio of expenses to average daily net assets(b)                               .68%(c)     .74%        .73%        .73%        .72%
Ratio of net investment income (loss) to average daily net assets              .34%        .09%       (.02%)      (.18%)      (.46%)
Portfolio turnover rate (excluding short-term securities)                      284%        250%        228%        136%        126%
Total return(d)                                                              21.24%     (23.02%)    (23.68%)    (37.21%)     71.66%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) AEFC voluntarily limited total operating expenses. Had AEFC not done so, the ratio of expenses to average daily net assets would have been 0.75% for the year ended April 30, 2004.

(d) Total return does not reflect the expenses that apply to the subaccounts or the policies.

Equity Income Portfolio

Per share income and capital changes(a)
Fiscal period ended April 30,                                                  2004      2003       2002       2001       2000(b)
Net asset value, beginning of period                                         $ 7.94    $10.03     $10.18     $ 9.54     $10.00
Income from investment operations:
Net investment income (loss)                                                    .16       .16        .13        .11        .05
Net gains (losses) (both realized and unrealized)                              2.82     (2.08)      (.15)       .64       (.46)
Total from investment operations                                               2.98     (1.92)      (.02)       .75       (.41)
Less distributions:
Dividends from net investment income                                           (.15)     (.16)      (.12)      (.11)      (.05)
Distributions from realized gains                                                --      (.01)      (.01)        --         --
Total distributions                                                            (.15)     (.17)      (.13)      (.11)      (.05)
Net asset value, end of period                                               $10.77    $ 7.94     $10.03     $10.18     $ 9.54

Ratios/supplemental data
Net assets, end of period (in thousands)                                    $12,139    $7,211     $6,827     $3,945     $2,286
Ratio of expenses to average daily net assets(c),(d)                           .79%      .80%       .80%       .80%       .81%(f)
Ratio of net investment income (loss) to average daily net assets             1.71%     2.05%      1.43%      1.15%      1.15%(f)
Portfolio turnover rate (excluding short-term securities)                       22%       40%        39%       112%        20%
Total return(e)                                                              37.77%   (19.06%)     (.19%)     7.92%     (4.12%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 17, 1999 (commencement of operations) to April 30, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC voluntarily limited total operating expenses. Had AEFC not done so, the ratios of expenses to average daily net assets would have been 0.91%, 1.83%, 1.44%, 1.90% and 3.91% for the periods ended April 30, 2004, 2003,
     2002, 2001 and 2000, respectively.

(e) Total return does not reflect the expenses that apply to the subaccounts or the policies.

(f)  Adjusted to an annual basis.

(g)  Not annualized.

--------------------------------------------------------------------------------
40   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Government Securities Portfolio

Per share income and capital changes(a)
Fiscal period ended April 30,                                            2004        2003         2002         2001         2000
Net asset value, beginning of period                                   $10.84      $10.34       $10.18       $ 9.64       $10.13
Income from investment operations:
Net investment income (loss)                                              .35         .42          .51          .55          .52
Net gains (losses) (both realized and unrealized)                        (.26)        .50          .16          .54         (.44)
Total from investment operations                                          .09         .92          .67         1.09          .08
Less distributions:
Dividends from net investment income                                     (.35)       (.42)        (.51)        (.55)        (.53)
Distributions from realized gains                                        (.17)         --           --           --         (.04)
Total distributions                                                      (.52)       (.42)        (.51)        (.55)        (.57)
Net asset value, end of period                                         $10.41      $10.84       $10.34       $10.18       $ 9.64

Ratios/supplemental data
Net assets, end of period (in thousands)                              $25,467     $32,119      $22,822      $19,653      $18,491
Ratio of expenses to average daily net assets(b)                         .77%(c)     .80%(c)      .80%(c)      .80%(c)      .81%
Ratio of net investment income (loss) to average daily net assets       3.26%       3.89%        4.94%        5.53%        5.40%
Portfolio turnover rate (excluding short-term securities)                201%         84%          39%          76%         123%
Total return(d)                                                          .87%       9.10%        6.63%       11.55%         .86%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) AEFC voluntarily limited total operating expenses. Had AEFC not done so, the ratios of expenses to average daily net assets would have been 0.85%, 0.87%, 0.83% and 0.81% for the years ended April 30, 2004, 2003, 2002 and
     2001, respectively.

(d) Total return does not reflect the expenses that apply to the subaccounts or the policies.

Income Portfolio

Per share income and capital changes(a)
Fiscal period ended April 30,                                            2004         2003       2002       2001       2000
Net asset value, beginning of period                                    $9.91        $9.56      $9.47      $9.17      $9.89
Income from investment operations:
Net investment income (loss)                                              .34          .47        .54        .64        .64
Net gains (losses) (both realized and unrealized)                        (.16)         .35        .09        .25       (.67)
Total from investment operations                                          .18          .82        .63        .89       (.03)
Less distributions:
Dividends from net investment income                                     (.34)        (.47)      (.54)      (.59)      (.64)
Excess distributions from net investment income                            --           --         --         --       (.05)
Total distributions                                                      (.34)        (.47)      (.54)      (.59)      (.69)
Net asset value, end of period                                          $9.75        $9.91      $9.56      $9.47      $9.17

Ratios/supplemental data
Net assets, end of period (in thousands)                              $84,566     $100,710   $101,549   $103,685    $92,351
Ratio of expenses to average daily net assets(b)                         .78%(c)      .77%       .77%       .75%       .74%
Ratio of net investment income (loss) to average daily net assets       3.45%        4.90%      5.63%      6.82%      6.71%
Portfolio turnover rate (excluding short-term securities)                294%         223%        98%        83%        50%
Total return(d)                                                         1.93%        8.65%      6.88%      9.94%      (.25%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) AEFC voluntarily limited total operating expenses. Had AEFC not done so, the ratio of expenses to average daily net assets would have been 0.85% for the year ended April 30, 2004.

(d) Total return does not reflect the expenses that apply to the subaccounts or the policies.

--------------------------------------------------------------------------------
41   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

International Equity Portfolio

Per share income and capital changes(a)
Fiscal period ended April 30,                                              2004         2003       2002       2001       2000
Net asset value, beginning of period                                     $ 8.77       $10.97     $13.29     $21.82     $19.04
Income from investment operations:
Net investment income (loss)                                                .09          .12        .06        .10        .13
Net gains (losses) (both realized and unrealized)                          2.56        (2.22)     (2.29)     (5.11)      3.13
Total from investment operations                                           2.65        (2.10)     (2.23)     (5.01)      3.26
Less distributions:
Dividends from net investment income                                       (.08)        (.10)      (.09)      (.10)      (.12)
Distributions from realized gains                                            --           --         --      (3.42)      (.36)
Total distributions                                                        (.08)        (.10)      (.09)     (3.52)      (.48)
Net asset value, end of period                                           $11.34       $ 8.77     $10.97     $13.29     $21.82

Ratios/supplemental data
Net assets, end of period (in thousands)                               $185,639     $158,630   $223,649   $299,920   $379,213
Ratio of expenses to average daily net assets(b)                          1.00%(c)     1.05%      1.02%      1.00%      1.02%
Ratio of net investment income (loss) to average daily net assets          .83%        1.25%       .57%       .59%       .60%
Portfolio turnover rate (excluding short-term securities)                  169%          91%       224%       209%       124%
Total return(d)                                                          30.36%      (19.15%)   (16.83%)   (26.76%)    17.44%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) AEFC voluntarily limited total operating expenses. Had AEFC not done so, the ratio of expenses to average daily net assets would have been 1.05% for the year ended April 30, 2004.

(d) Total return does not reflect the expenses that apply to the subaccounts or the policies.

Managed Portfolio

Per share income and capital changes(a)
Fiscal period ended April 30,                                                  2004         2003       2002       2001       2000
Net asset value, beginning of period                                         $11.37       $13.73     $16.02     $23.56     $20.08
Income from investment operations:
Net investment income (loss)                                                    .26          .24        .22        .36        .40
Net gains (losses) (both realized and unrealized)                              1.98        (2.36)     (2.28)     (6.62)      3.69
Total from investment operations                                               2.24        (2.12)     (2.06)     (6.26)      4.09
Less distributions:
Dividends from net investment income                                           (.25)        (.24)      (.23)      (.34)      (.40)
Distributions from realized gains                                                --           --         --       (.94)      (.21)
Total distributions                                                            (.25)        (.24)      (.23)     (1.28)      (.61)
Net asset value, end of period                                               $13.36       $11.37     $13.73     $16.02     $23.56

Ratios/supplemental data
Net assets, end of period (in thousands)                                   $379,841     $352,520   $474,576   $588,084   $826,549
Ratio of expenses to average daily net assets(b)                               .72%(c)      .75%       .74%       .72%       .72%
Ratio of net investment income (loss) to average daily net assets             1.97%        2.06%      1.48%      1.73%      1.87%
Portfolio turnover rate (excluding short-term securities)                      189%         183%       100%        69%        63%
Total return(d)                                                              19.76%      (15.46%)   (12.91%)   (27.93%)    20.79%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) AEFC voluntarily limited total operating expenses. Had AEFC not done so, the ratio of expense to average daily net assets would have been 0.77% for the year ended April 30, 2004.

(d) Total return does not reflect the expenses that apply to the subaccounts or the policies.

--------------------------------------------------------------------------------
42   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Money Market Portfolio

Per share income and capital changes(a)
Fiscal period ended April 30,                                                  2004         2003       2002       2001       2000
Net asset value, beginning of period                                          $1.00        $1.00      $1.00      $1.00      $1.00
Income from investment operations:
Net investment income (loss)                                                    .01          .01        .03        .06        .05
Less distributions:
Dividends from net investment income                                           (.01)        (.01)      (.03)      (.06)      (.05)
Net asset value, end of period                                                $1.00        $1.00      $1.00      $1.00      $1.00

Ratios/supplemental data
Net assets, end of period (in thousands)                                    $47,792      $65,572    $69,429    $69,662    $57,143
Ratio of expenses to average daily net assets(b)                               .41%(c)      .55%       .54%       .53%       .59%
Ratio of net investment income (loss) to average daily net assets              .73%        1.07%      2.54%      5.74%      4.99%
Total return(d)                                                                .75%        1.08%      2.60%      5.89%      5.11%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) AEFC voluntarily limited total operating expenses. Had AEFC not done so, the ratio of expenses to average daily net assets would have been 0.56% for the year ended April 30, 2004.

(d) Total return does not reflect the expenses that apply to the subaccounts or the policies.

--------------------------------------------------------------------------------
43   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Investments in Securities

IDS Life Series Fund, Inc.

Equity Portfolio

April 30, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (95.8%)
Issuer                                           Shares              Value(a)

Aerospace & defense (1.4%)
Empresa Brasileira de
  Aeronautica ADR                                98,500(c)        $2,541,300
Lockheed Martin                                  49,400            2,356,380
Northrop Grumman                                 34,200            3,394,350
Total                                                              8,292,030

Banks and savings & loans (3.6%)
Bank of America                                 177,800           14,311,122
Commerce Bancorp                                 35,800            2,040,958
Wells Fargo                                      90,500            5,109,630
Total                                                             21,461,710

Beverages & tobacco (6.7%)
Altria Group                                    131,100            7,260,318
Anheuser-Busch Companies                         59,300            3,038,532
Coca-Cola                                       269,000           13,603,330
PepsiCo                                         303,900           16,559,511
Total                                                             40,461,691

Cable (0.7%)
NTL                                              73,800(b)         4,189,626

Cellular telecommunications (1.2%)
Nextel Communications Cl A                      169,600(b)         4,046,656
Vodafone Group ADR                              120,700(c)         2,961,978
Total                                                              7,008,634

Chemicals (1.0%)
Dow Chemical                                     77,100            3,060,099
Lyondell Chemical                               173,000            2,828,550
Total                                                              5,888,649

Computer hardware (4.0%)
Cisco Systems                                   454,000(b)         9,474,980
Dell                                            240,100(b)         8,333,871
Hewlett-Packard                                 311,100            6,128,670
Total                                                             23,937,521

Computer software & services (3.4%)
Affiliated Computer
  Services Cl A                                 105,800(b)         5,131,300
Investors Financial Services                     36,400            1,414,868
Microsoft                                       549,900           14,280,903
Total                                                             20,827,071

Electronics (3.9%)
Analog Devices                                   48,600            2,070,360
Intel                                           678,600           17,460,378
Taiwan Semiconductor
  Mfg ADR                                       286,600(c)         2,731,298
United Microelectronics
  ADR                                           292,100(c)         1,518,920
Total                                                             23,780,956

Energy (6.5%)
ChevronTexaco                                    85,100            7,786,650
ConocoPhillips                                   64,400            4,591,720
Devon Energy                                     53,900            3,298,680
Exxon Mobil                                     366,900           15,611,595
Newfield Exploration                             35,400(b)         1,864,872
Royal Dutch Petroleum ADR                       125,100(c)         6,087,366
Total                                                             39,240,883

Finance companies (4.7%)
Citigroup                                       585,800           28,171,122

Financial services (4.5%)
Capital One Financial                            37,800            2,477,034
Countrywide Financial                           129,349            7,670,396
Fannie Mae                                      182,000           12,507,040
MBNA                                            185,100            4,512,738
Total                                                             27,167,208

Food (1.4%)
General Mills                                   111,900            5,455,125
Heinz (HJ)                                       82,600            3,154,494
Total                                                              8,609,619

Health care products (14.4%)
Biogen Idec                                     107,400(b)         6,336,600
Forest Laboratories                              61,700(b)         3,978,416
Genentech                                        14,200(b)         1,743,760
Johnson & Johnson                               268,800           14,523,264
Medco Health Solutions                          182,500(b)         6,460,500
Medtronic                                        55,400            2,795,484
Merck & Co                                       69,000            3,243,000
Novartis ADR                                    150,300(c)         6,733,440
Pfizer                                        1,083,100           38,731,655
Wyeth                                            72,200            2,748,654
Total                                                             87,294,773

Health care services (9.3%)
Aetna                                            59,700            4,940,175
AmerisourceBergen                               330,600           19,138,434
Anthem                                           78,800(b)         6,980,104
Cardinal Health                                  23,600            1,728,700
Fisher Scientific Intl                           32,100(b)         1,879,455
HCA                                              80,500            3,270,715
McKesson                                        465,900           15,309,474
UnitedHealth Group                               51,700            3,178,516
Total                                                             56,425,573

Household products (5.0%)
Colgate-Palmolive                               250,100           14,475,788
Procter & Gamble                                149,100           15,767,325
Total                                                             30,243,113

Insurance (4.9%)
ACE                                             109,900(c)         4,818,016
Allstate                                        123,500            5,668,650
American Intl Group                              93,600            6,706,440
Chubb                                           115,900            7,997,100
Endurance Specialty
  Holdings                                       46,100(c)         1,547,116
St. Paul Travelers
  Companies                                      75,812            3,083,274
Total                                                             29,820,596

Leisure time & entertainment (4.2%)
Mattel                                          159,000            2,696,640
Viacom Cl B                                     585,400           22,625,710
Total                                                             25,322,350

Machinery (1.1%)
Caterpillar                                      63,600            4,943,628
Ingersoll-Rand Cl A                              23,900(c)         1,542,745
Total                                                              6,486,373

Media (7.7%)
Cendant                                       1,010,400           23,926,272
Disney (Walt)                                   645,800           14,872,774
InterActiveCorp                                 149,800(b)         4,774,126
Liberty Media Cl A                              285,500(b)         3,123,370
Total                                                             46,696,542

Multi-industry (3.1%)
General Electric                                345,200           10,338,740
Tyco Intl                                       301,800(c)         8,284,410
Total                                                             18,623,150

Paper & packaging (0.5%)
Weyerhaeuser                                     47,900            2,835,680

Precious metals (0.7%)
Freeport McMoRan Copper &
  Gold Cl B                                     132,200            4,032,100

Retail -- general (0.8%)
Wal-Mart Stores                                  86,700            4,941,900

Utilities -- telephone (1.1%)
Verizon Communications                          169,100            6,381,834

Total common stocks
(Cost: $562,226,129)                                            $578,140,704

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
44   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Equity Portfolio

Preferred stocks (0.9%)(b,f)
Issuer                                           Shares              Value(a)

Aurgin Systems                                1,371,586(d)               $--
CBeyond Communications                            8,990               54,511
                                                136,251(e)           471,767
  Cl B                                        1,415,302            4,873,722
Dia Dexus
  Cv Series C                                   477,419               20,000
Fibrogen
  Cv Series E                                   668,151               20,000
Marketsoft
  Cv                                            362,705               17,700
Mars
  Cv                                          2,702,703 (d)               --
  Cv Series G                                 1,428,000 (d)               --
Nobex
  Series E                                    1,200,000               20,000
Portera
  Series G                                      765,672(d)                --
Sun Hill Software                               170,987(d)                --
Therox
  Cv Series H                                   438,203               20,157

Total preferred stocks
(Cost: $34,188,864)                                               $5,497,857

Short-term securities (2.8%)
Issuer               Annualized                   Amount             Value(a)
                    yield on date               payable at
                     of purchase                 maturity

U.S. government agencies (2.6%)
Federal Home Loan Mtge Corp Disc Nts
   06-08-04             1.00%                  $700,000             $699,292
   07-27-04             1.04                  4,900,000            4,888,548
   07-28-04             1.03                  2,800,000            2,793,378
Federal Natl Mtge Assn Disc Nts
   06-09-04             0.99                    300,000              299,683
   06-23-04             1.00                    600,000              599,153
   07-01-04             1.01                  6,600,000            6,589,295
Total                                                             15,869,349

Commercial paper (0.2%)
Dexia Delaware LLC
   05-20-04             1.03                  1,000,000              999,428

Total short-term securities
(Cost: $16,866,855)                                              $16,868,777

Total investments in securities
(Cost: $613,281,848)(g)                                         $600,507,338

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
45   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Equity Portfolio

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of April 30, 2004, the value of foreign securities represented 6.4% of net assets.

(d)  Negligible market value.

(e) The share amount for Limited Liability Companies (LLC) or Limited Partnership (LP) represents capital contributions. At April 30, 2004, the amount of capital committed to the LLC or LP for future investment was $471,767.

(f)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at April 30, 2004, is as follows:

     Security                          Acquisition                   Cost
       dates
     Aurgin Systems                     12-16-99                 $3,146,276
     CBeyond Communications      03-23-00 thru 02-19-03           3,584,555
       Cl B                      11-21-02 thru 02-19-03           1,415,302
     Dia Dexus
       Cv Series C                      04-03-00                  3,699,997
     Fibrogen
       Cv Series E                      05-17-00                  2,999,998
     Marketsoft
       Cv                               12-11-00                  1,770,000
     Mars
       Cv                               02-17-99                  5,000,000
       Cv Series G                      12-01-99                  3,000,000
     Nobex
       Series E                         05-04-99                  3,000,000
     Portera
       Series G                         11-10-00                  2,565,001
     Sun Hill Software                  07-21-00                  1,992,001
     Therox
       Cv Series H                      09-05-00                  2,015,734

(g) At April 30, 2004, the cost of securities for federal income tax purposes was $614,048,307 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                   $ 31,915,542
     Unrealized depreciation                                    (45,456,511)
                                                                -----------
     Net unrealized depreciation                               $(13,540,969)
                                                               ------------

--------------------------------------------------------------------------------
46   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Investments in Securities

IDS Life Series Fund, Inc.

Equity Income Portfolio

April 30, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (98.5%)
Issuer                                           Shares              Value(a)

Aerospace & defense (3.9%)
Goodrich                                          5,318             $153,105
Honeywell Intl                                    4,035              139,530
Rockwell Automation                               1,650               53,939
United Technologies                               1,400              120,764
Total                                                                467,338

Airlines (0.9%)
AMR                                               7,922(b)            89,915
Northwest Airlines Cl A                           2,350(b)            22,090
Total                                                                112,005

Automotive & related (1.8%)
Eaton                                             1,698              100,827
General Motors                                    2,409              114,235
Total                                                                215,062

Banks and savings & loans (1.6%)
Bank of America                                   1,408              113,329
Washington Mutual                                 1,986               78,229
Total                                                                191,558

Beverages & tobacco (1.6%)
Altria Group                                      3,500              193,830

Broker dealers (2.3%)
J.P. Morgan Chase                                 1,271               47,790
Lehman Brothers Holdings                            529               38,829
Merrill Lynch & Co                                1,750               94,902
Morgan Stanley                                    1,835               94,300
Total                                                                275,821

Building materials & construction (1.3%)
Cemex ADR                                         2,579(c)            75,952
Fluor                                             2,052               78,304
Total                                                                154,256

Chemicals (2.9%)
Air Products & Chemicals                            500               24,905
Compass Minerals Intl                             2,450               40,180
Dow Chemical                                      3,305              131,175
du Pont (EI) de Nemours                           2,650              113,818
Eastman Chemical                                    550               23,414
Imperial Chemical Inds ADR                        1,476(c)            22,922
Total                                                                356,414

Computer hardware (0.3%)
Hewlett-Packard                                   1,730               34,081

Computer software & services (1.4%)
Electronic Data Systems                           4,700               85,963
Microsoft                                         3,200               83,104
Total                                                                169,067

Energy (12.4%)
BP ADR                                            4,219(c)           223,184
Burlington Resources                                376               25,294
ChevronTexaco                                     2,295              209,992
ConocoPhillips                                    1,169               83,350
Exxon Mobil                                       4,600              195,730
Kerr-McGee                                        2,937              143,707
Marathon Oil                                      4,368              146,590
Petroleo Brasileiro ADR                           4,904(c)           141,726
Repsol ADR                                        2,900(c)            60,552
Total ADR                                         1,950(c)           179,634
Unocal                                            2,540               91,542
Total                                                              1,501,301

Energy equipment & services (5.0%)
Baker Hughes                                      3,450              126,546
Halliburton                                       4,200              125,160
McDermott Intl                                    9,651(b)            79,717
Schlumberger                                      2,400              140,473
Tidewater                                         4,911              138,539
Total                                                                610,435

Engineering & construction (1.2%)
Hanson ADR                                        3,666(c)           140,371

Environmental services (0.8%)
Waste Management                                  3,300               93,720

Finance companies (1.9%)
Citigroup                                         4,772              229,485

Financial services (1.5%)
Capital One Financial                             1,150               75,360
Fannie Mae                                          800               54,976
MBNA                                              2,350               57,293
Total                                                                187,629

Food (0.8%)
Archer-Daniels-Midland                            5,395               94,736

Furniture & appliances (1.6%)
Stanley Works                                     1,450               61,640
Whirlpool                                         2,075              135,933
Total                                                                197,573

Health care products (0.4%)
Schering-Plough                                   2,650               44,335

Health care services (3.8%)
PacifiCare Health Systems                        10,848(b)           387,924
Tenet Healthcare                                  6,700(b)            78,792
Total                                                                466,716

Household products (0.4%)
Clorox                                            1,000               51,780

Industrial transportation (1.6%)
Burlington Northern Santa Fe                      6,008              196,462

Insurance (13.7%)
ACE                                               5,317(c)           233,096
CIGNA                                               650               41,932
Hartford Financial
  Services Group                                    854               52,162
Jefferson-Pilot                                   1,771               87,824
Lincoln Natl                                      1,803               80,919
Loews                                             2,517              146,011
SAFECO                                            3,350              146,697
St. Paul Travelers Companies                      8,456              343,905
Torchmark                                         1,769               92,059
UnumProvident                                     3,450               53,648
XL Capital Cl A                                   5,242(c)           400,226
Total                                                              1,678,479

Leisure time & entertainment (1.7%)
Blockbuster Cl A                                  2,650               43,858
Royal Caribbean Cruises                           4,079              165,321
Total                                                                209,179

Machinery (7.4%)
Caterpillar                                       5,603              435,521
Ingersoll-Rand Cl A                               3,401(c)           219,535
Parker-Hannifin                                   2,396              132,475
Tomkins ADR                                       5,412(c)           104,722
Total                                                                892,253

Media (0.9%)
Donnelley (RR) & Sons                             3,695              108,707

Metals (0.8%)
Alcoa                                             3,329              102,367

Multi-industry (8.9%)
Cooper Inds Cl A                                  1,150               63,147
Crane                                             3,243               99,917
Diebold                                           1,395               64,296
Dover                                             1,967               78,739
Eastman Kodak                                     2,200               56,738
Martin Marietta Materials                         1,053               45,542
Monsanto                                          3,658              126,530
Pentair                                           1,550               92,365
Pitney Bowes                                      1,864               81,550
Textron                                           3,504              193,350
YORK Intl                                         4,401              172,519
Total                                                              1,074,693

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
47   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Equity Income Portfolio

Issuer                                           Shares              Value(a)

Paper & packaging (2.7%)
Abitibi-Consolidated                              8,048(c)           $56,336
Intl Paper                                        4,144              167,086
MeadWestvaco                                      1,150               30,073
Rayonier                                            600               23,400
Weyerhaeuser                                        950               56,240
Total                                                                333,135

Real estate investment trust (1.7%)
Crescent Real Estate Equities                    10,471              161,987
Starwood Hotels & Resorts
  Worldwide                                       1,131               45,002
Total                                                                206,989

Retail -- general (0.3%)
Penney (JC)                                       1,100               37,246

Retail -- grocery (0.9%)
Albertson's                                       2,700               63,072
SUPERVALU                                         1,388               42,737
Total                                                                105,809

Utilities -- electric (0.7%)
Dominion Resources                                  700               44,667
Duke Energy                                       2,200               46,332
Total                                                                 90,999

Utilities -- natural gas (0.4%)
El Paso                                           4,400               30,844
NiSource                                            600               12,096
Total                                                                 42,940

Utilities -- telephone (8.9%)
AT&T                                              5,951              102,060
BellSouth                                         7,700              198,737
BT Group                                         44,940              142,595
SBC Communications                                8,900              221,609
Sprint (FON Group)                                5,284               94,531
Telefonos de Mexico ADR Cl L                      4,250(c)           145,095
Verizon Communications                            4,766              179,869
Total                                                              1,084,496

Total common stocks
(Cost: $10,137,764)                                              $11,951,267

Preferred stocks (0.4%)
Issuer                                           Shares              Value(a)

Xerox
  6.25% Cv                                          160              $20,070
  7.50% Cv                                          300(d)            23,100

Total preferred stocks
(Cost: $31,000)                                                      $43,170

Total investments in securities
(Cost: $10,168,764)(e)                                           $11,994,437

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of April 30, 2004, the value of foreign securities represented 16.5% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2004, the value of these securities amounted to $23,100 or 0.2% of net assets.

(e) At April 30, 2004, the cost of securities for federal income tax purposes was $10,256,575 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                     $1,940,919
     Unrealized depreciation                                       (203,057)
                                                                   --------
     Net unrealized appreciation                                 $1,737,862
                                                                 ----------
--------------------------------------------------------------------------------
48   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Investments in Securities

IDS Life Series Fund, Inc.

Government Securities Portfolio

April 30, 2004

(Percentages represent value of investments compared to net assets)

Bonds (98.7%)
Issuer                 Coupon                    Principal           Value(a)
                        rate                      amount

Mortgage-backed securities (50.2%)(b,f)
Federal Home Loan Mtge Corp
   06-01-12             7.00%                   $20,882              $22,252
   11-01-13             5.00                    184,560              187,943
   05-01-19             4.50                    800,000(e)           787,500
   03-01-22             6.00                    268,025              276,081
   06-01-33             5.50                    228,950              228,801
  Collateralized Mtge Obligation
   01-15-16             5.00                    100,000              103,550
   02-15-16             5.00                    100,000              103,552
   08-15-16             4.00                    139,671              139,156
   11-15-18             5.00                    200,000              203,434
   02-15-20             4.50                    150,000              151,289
   11-15-28             4.50                     98,417               98,775
   10-25-30             1.86                    110,080              109,973
Federal Natl Mtge Assn
   06-01-10             6.50                     43,839               46,629
   04-01-13             5.50                     97,895              101,009
   08-01-13             4.50                    223,042              224,062
   01-01-14             4.84                     99,688               98,720
   06-01-14             6.50                    109,954              116,572
   01-01-15             6.50                    113,337              120,089
   05-01-17             5.50                    245,041              251,687
   06-01-17             6.00                    961,365            1,006,483
   04-01-18             5.50                    440,017              454,076
   08-01-18             4.50                    283,173              279,069
   11-01-18             5.00                    195,451              197,370
   08-01-28             5.50                    274,189              274,826
   01-01-29             6.00                    230,328              236,044
   05-01-29             7.00                     72,244               76,570
   05-01-32             6.50                    275,793              290,514
   08-01-32             7.00                     41,863               44,254
   01-01-33             7.00                     52,031               55,006
   03-01-33             6.50                    435,098              455,562
   04-01-33             5.50                     93,141               92,996
   04-01-33             6.00                    542,997              557,172
   05-01-33             5.50                    231,121              231,267
   05-01-33             6.00                    155,401              159,433
   07-01-33             5.50                  1,151,242            1,150,615
   08-01-33             4.36                    136,899(c)           138,841
   09-01-33             4.21                    295,837(c)           295,756
   09-01-33             4.29                    389,959(c)           394,145
   12-01-33             4.75                    149,135(c)           147,625
   01-01-34             4.74                    143,549(c)           148,899
   01-01-34             4.80                    148,964(c)           152,643
  Collateralized Mtge Obligation
   05-25-16             4.00                    100,000              100,188
   07-25-16             4.00                    150,000              148,661
   10-25-19             4.50                    200,000              201,306
   07-25-23             5.50                    200,000              208,180
   05-25-34             3.75                    100,000              100,109
   05-25-34             5.00                    100,000              101,750
   06-25-35             5.00                    250,000              253,555
   07-25-42             5.50                    200,000              204,012
Govt Natl Mtge Assn
   03-15-18             7.00                    169,960              182,079
   07-15-28             6.50                    189,562              198,225
   03-15-31             8.00                    108,268              118,159
  Collateralized Mtge Obligation
   03-16-19             2.95                    125,000              121,367
   07-16-21             3.41                    175,000              172,648
   09-16-21             3.23                    150,000              147,041
   10-16-27             5.00                    125,000              126,018
Resolution Funding Corp
  Zero Coupon
   04-15-05             5.66                    200,000(g)           196,903
Total                                                             12,790,441

U.S. government obligations & agencies (46.8%)
Federal Farm Credit Bank
   07-17-06             2.13                    200,000              197,710
   10-02-06             2.38                    500,000              495,459
   04-05-07             2.15                    100,000               97,300
   06-19-07             6.75                    125,000              137,958
Federal Home Loan Bank
   08-15-05             6.88                    900,000              957,728
   09-15-06             2.88                    220,000              220,708
   06-14-13             3.88                    280,000              259,125
Federal Home Loan Mtge Corp
   12-20-07             3.53                    450,000              451,318
Federal Natl Mtge Assn
   11-17-08             3.88                    150,000              149,241
   04-30-14             5.50                    250,000(e)           257,734
Resolution Funding Corp
   10-15-19             8.13                    400,000              509,753
Small Business Administration Participation Ctfs
   09-10-11             5.89                    530,832              550,042
   08-01-21             6.34                    433,070              461,424
Student Loan Mtge Assn
   03-15-06             5.25                    550,000              578,786
   12-15-32             2.25                    200,000(d)           200,280
   07-25-39             3.46                    250,000(d)           242,852
U.S. Treasury
   11-15-05             5.75                     50,000               52,805
   02-15-07             2.25                  1,344,000            1,325,835
   04-15-09             3.13                  1,878,000            1,836,699
   02-15-14             4.00                    646,000              620,564
   05-15-17             8.75                    300,000              410,180
   08-15-23             6.25                  1,478,000            1,642,312
   02-15-26             6.00                    252,000              272,514
Total                                                             11,928,327

Financial services (1.6%)
Vendee Mtge Trust
  Series 2003-2 Cl D
   11-15-23             5.00                    100,000              101,533
  Collateralized Mtge Obligation
  Series 2003-1 Cl D
   12-15-25             5.75                    300,000              309,318
Total                                                                410,851

Total bonds
(Cost: $24,967,832)                                              $25,129,619

Short-term securities (4.3%)
Issuer               Annualized                   Amount             Value(a)
                    yield on date               payable at
                     of purchase                 maturity

U.S. government agencies
Federal Home Loan Mtge Corp Disc Nt
   07-20-04             1.03%                  $500,000             $498,928
Federal Natl Mtge Assn Disc Nt
   07-14-04             1.04                    600,000              598,812

Total short-term securities
(Cost: $1,097,574)                                                $1,097,740

Total investments in securities
(Cost: $26,065,406)(h)                                           $26,227,359

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
49   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Government Securities Portfolio

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Comparable securities are held to satisfy future delivery requirements of the following open forward sale commitments as of April 30, 2004:

     Security                     Principal   Settlement    Proceeds    Value
                                   amount        date      receivable
     Federal Natl Mtge Assn
         05-01-19 5.50%           $250,000      5-18-04    $258,203    $256,405
         05-01-34 5.50             300,000      5-13-04     304,219     299,250

(c) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on April 30, 2004.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2004, the value of these securities amounted to $443,132 or 1.7% of net assets.

(e) At April 30, 2004, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $1,063,559.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(h) At April 30, 2004, the cost of securities for federal income tax purposes was $26,065,420 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                      $ 414,528
     Unrealized depreciation                                       (252,589)
                                                                   --------
     Net unrealized appreciation                                  $ 161,939
                                                                  ---------

--------------------------------------------------------------------------------
50   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Investments in Securities

IDS Life Series Fund, Inc.

Income Portfolio

April 30, 2004

(Percentages represent value of investments compared to net assets)

Bonds (94.0%)
Issuer                 Coupon                    Principal           Value(a)
                        rate                      amount

Foreign government (2.3%)
Bundesobligation
(European Monetary Unit)
   02-17-06             5.00%                 1,130,000(c)        $1,412,695
United Mexican States
(U.S. Dollar)
   01-16-13             6.38                    310,000(c)           313,410
   03-03-15             6.63                    200,000(c)           201,500
Total                                                              1,927,605

U.S. government obligations & agencies (18.7%)
Federal Home Loan Mtge Corp
   08-15-06             2.75                  1,400,000            1,402,590
   11-15-13             4.88                  2,345,000            2,323,597
   01-15-14             4.50                  2,300,000            2,198,800
U.S. Treasury
   10-31-04             2.13                    500,000              502,246
   05-31-05             1.25                  3,125,000            3,110,843
   11-15-05             5.75                     93,000               98,217
   02-15-07             2.25                  1,050,000            1,035,808
   04-15-09             3.13                  1,476,000            1,443,540
   02-15-10             6.50                    105,000              119,405
   02-15-14             4.00                  1,254,000            1,204,624
   08-15-23             6.25                  1,070,000(m)         1,188,954
   02-15-26             6.00                  1,039,000            1,123,581
   02-15-31             5.38                     45,000               45,591
Total                                                             15,797,796

Mortgage-backed securities (35.7%)(f,i)
Federal Home Loan Mtge Corp
   08-01-11             6.50                    122,890              130,361
   05-01-13             4.50                    218,638              219,637
   06-01-14             6.50                    605,680              641,412
   05-01-18             5.50                    262,912              269,998
   06-01-18             5.50                    618,659              638,313
   08-01-18             5.00                    302,927              305,797
   10-01-18             5.00                    473,475              478,547
   05-01-19             4.50                    600,000(e)           590,625
   03-01-22             6.00                    804,076              828,242
   10-01-23             5.50                    479,396              486,572
   12-01-23             6.00                    381,433              392,875
   10-01-31             6.00                    460,557              471,270
   12-01-31             6.50                  1,254,851            1,306,825
   09-01-33             4.56                    287,896(h)           287,303
  Collateralized Mtge Obligation
   07-15-16             4.00                    200,000              198,232
   10-15-18             5.00                    200,000              203,443
   11-15-18             5.00                    500,000              508,584
   01-15-19             5.00                    600,000              610,037
   02-15-19             4.50                     35,084               35,077
   06-15-20             8.00                     21,024               21,625
   11-15-21             5.00                    400,000              411,969
   02-15-27             5.00                    300,000              304,012
   11-15-28             4.50                    196,835              197,551
   02-15-33             5.50                    230,548              235,968
Federal Natl Mtge Assn
   06-01-10             6.50                    131,515              139,888
   02-01-11             6.00                    266,305              278,823
   01-01-13             4.92                    383,802              388,272
   02-01-13             4.87                  1,000,628            1,002,325
   06-01-13             4.85                    237,271              238,030
   01-01-14             4.84                     99,688               98,720
   01-01-17             6.00                    369,603              385,730
   12-01-17             5.50                    836,978              862,786
   04-01-18             4.50                    348,298(e)           343,274
   06-01-18             5.00                    753,634              761,280
   08-01-18             5.50                    193,028              198,834
   11-01-18             7.00                    366,007              390,785
   02-01-19             5.00                    398,306(e)           401,112
   02-01-19             6.00                    586,908              612,405
   05-01-19             4.50                    200,000(e)           196,938
   05-01-19             5.00                    350,000(e)           351,969
   01-01-23             6.50                    371,562              388,436
   07-01-23             5.00                    236,306              233,303
   08-01-23             5.50                     96,073               96,820
   09-01-23             5.50                     92,727               93,974
   07-01-28             5.50                    416,874              417,842
   08-01-29             7.00                    329,095              348,166
   11-01-31             6.50                    230,519              241,783
   06-01-32             6.50                    839,225              873,664
   06-01-32             7.50                    794,885              850,290
   08-01-32             6.50                    511,527              532,518
   08-01-32             7.00                    603,320              637,777
   09-01-32             7.00                    405,648              428,836
   01-01-33             6.50                    323,206              336,469
   02-01-33             5.50                    850,808              851,106
   03-01-33             5.50                  1,110,399            1,108,674
   04-01-33             5.50                    370,540              370,304
   04-01-33             6.00                    856,844              881,747
   05-01-33             5.50                    924,485              925,068
   07-01-33             5.50                    350,318              349,774
   08-01-33             6.00                    483,838              495,181
   01-01-34             4.80                    248,274(h)           254,404
   05-01-34             6.00                    500,000(e)           511,406
  Collateralized Mtge Obligation
   01-25-12             3.97                    298,010              300,309
   05-25-16             4.00                    450,000              450,845
   07-25-16             4.00                    200,000              198,215
   12-25-26             8.00                    177,009              188,858
   05-25-34             5.00                    300,000              305,250
   06-25-34             5.00                    200,000              202,844
   09-25-42             5.00                    180,000              181,858
Govt Natl Mtge Assn
   05-15-33             6.00                    228,731              234,641
   10-15-33             5.50                    385,086              385,583
  Collateralized Mtge Obligation
  Interest Only
   01-20-32             2.83                    715,700(g)           103,042
Total                                                             30,204,433

Commercial mortgage-backed/Asset-backed
securities (5.4%)(f)
Aesop Funding II LLC
  Series 2003-3A Cl A3
   07-20-09             3.72                    200,000(d)           197,295
Bank of America Alternative Loan Trust
  Series 2003-11 Cl 1A1
   01-25-34             6.00                    193,737              196,401
Bear Stearns
  Commercial Mtge Securities
  Series 2003-T10 Cl A1
   03-13-40             4.00                    389,318              383,381
Citibank Credit Card Issuance Trust
  Series 2003-A3 Cl A3
   03-10-10             3.10                    300,000              293,682
Countrywide Asset-Backed Certificates
  Series 2003-5 Cl AF3
   04-25-30             3.61                    225,000              225,844
CS First Boston Mtge Securities
  Series 2004-C1 Cl A2
   01-15-37             3.52                    500,000              489,464
GE Capital Commercial Mtge
  Series 2004-C2 Cl A2
   03-10-40             4.12                    150,000              147,672
Greenwich Capital Commercial Funding
  Series 2003-C2 Cl A2
   01-05-36             4.02                    400,000              395,315
J.P. Morgan Chase Commercial Mtge Securities
  Series 2003-CB6 Cl A2
   07-12-37             5.26                    100,000              100,956

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
51   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Income Portfolio

Issuer                 Coupon                    Principal           Value(a)
                        rate                      amount

Commercial mortgage-backed/Asset-backed
securities (cont.)
LB-UBS Commercial Mtge Trust
  Series 2002-C4 Cl A4
   09-15-26             4.56%                  $250,000             $248,499
  Series 2002-C8 Cl A3
   11-15-27             4.83                     80,000               80,085
  Series 2003-C3 Cl A2
   05-15-27             3.09                    400,000              387,676
  Series 2003-C8 Cl A2
   11-15-27             4.21                     50,000               50,017
  Series 2004-C2 Cl A2
   03-15-29             3.25                    270,000              260,042
Morgan Stanley Capital 1
  Series 2003-IQ4 Cl A1
   05-15-40             3.27                    378,886              360,787
  Series 2004-T13 Cl A2
   09-13-45             3.94                    100,000               97,731
Nissan Auto Receivables Owner Trust
  Series 2003-A Cl A4
   07-15-08             2.61                     65,000               64,778
Residential Asset Securities
  Series 2002-KS1 Cl AI4
   11-25-29             5.86                    200,000              204,472
Structured Adjustable Rate Mortgage Loan
  Series 2004-3AC
   03-25-34             4.94                    159,885(h)           158,667
Structured Asset Securities
  Series 2003-33H Cl 1A1
   10-25-33             5.50                    185,051              183,417
Total                                                              4,526,181

Aerospace & defense (0.4%)
Alliant Techsystems
   05-15-11             8.50                     25,000               27,500
DRS Technologies
  Sr Sub Nts
   11-01-13             6.88                     30,000               30,150
L-3 Communications
   06-15-12             7.63                     65,000               69,550
   07-15-13             6.13                     10,000                9,950
Raytheon
   11-01-08             6.15                     50,000               53,823
   04-01-13             5.38                     70,000               70,178
TD Funding
   07-15-11             8.38                     35,000               37,013
Total                                                                298,164

Airlines (--%)
Northwest Airlines
  Series 1999-1A
   02-01-20             6.81                     42,843               38,622

Automotive & related (0.7%)
Arvinmeritor
   02-15-09             6.80                     25,000               25,500
DaimlerChrysler NA Holding
   06-04-08             4.05                    120,000              117,720
   11-15-13             6.50                    250,000              257,152
Ford Motor
   10-01-28             6.63                    145,000              130,133
   02-01-29             6.38                     40,000               34,764
TRW Automotive
  Sr Nts
   02-15-13             9.38                     30,000               34,350
Total                                                                599,619

Banks and savings & loans (3.4%)
ANZ Capital Trust I
   12-31-49             5.36                    490,000(d)           478,088
Banknorth Group
  Sr Nts
   05-01-08             3.75                    100,000               98,526
Golden West Financial
  Sr Nts
   10-01-12             4.75                     70,000               69,086
J.P. Morgan Chase
  Sub Nts
   03-15-14             4.88                    375,000              358,622
US Bank Natl Assn Minnesota
   08-01-11             6.38                    250,000              274,310
Wachovia
  Sr Nts
   07-15-05             7.45                    350,000              371,278
Washington Mutual Bank FA
  Sub Nts
   06-15-11             6.88                    500,000              559,191
Wells Fargo Bank NA
  Sub Nts
   02-01-11             6.45                    600,000              661,742
Total                                                              2,870,843

Beverages & tobacco (0.1%)
Cott Beverages
   12-15-11             8.00                    105,000              114,450

Broker dealers (0.8%)
Goldman Sachs Group
   04-01-13             5.25                    150,000              148,551
   07-15-13             4.75                     40,000               38,106
Morgan Stanley
   03-01-13             5.30                    220,000              220,763
  Sub Nts
   04-01-14             4.75                    280,000              261,084
Total                                                                668,504

Building materials & construction (0.2%)
Ainsworth Lumber
  (U.S. Dollar) Sr Nts
   03-15-14             6.75                     30,000(c,d)          29,700
Associated Materials
   04-15-12             9.75                     20,000               22,400
Norcraft Companies LP/Finance
  Sr Sub Nts
   11-01-11             9.00                     40,000(d)            42,300
Nortek Holdings
  Sr Sub Nts Series B
   06-15-11             9.88                     20,000               22,450
Ryland Group
  Sr Nts
   06-01-08             5.38                     60,000               61,200
Total                                                                178,050

Cable (1.3%)
Charter Communications Holdings LLC/Capital
  Sr Nts
   04-30-12             8.00                     15,000(d)            14,775
   04-30-14             8.38                      5,000(d)             4,925
Comcast
   03-15-11             5.50                    150,000              153,783
Comcast Cable Communications
   11-15-08             6.20                    630,000              676,781
CSC Holdings
  Sr Nts
   12-15-07             7.88                     30,000               31,950
   04-15-12             6.75                     35,000(d)            34,650
  Sr Nts Series B
   04-01-11             7.63                     25,000               26,000
DirectTV Holdings/Finance
  Sr Nts
   03-15-13             8.38                     50,000               56,500
EchoStar DBS
  Sr Nts
   10-01-08             5.75                     50,000(d)            50,125
Videotron Ltee
  (U.S. Dollar)
   01-15-14             6.88                     55,000(c)            55,550
Total                                                              1,105,039

Cellular telecommunications (0.1%)
Nextel Communications
  Sr Nts
   10-31-13             6.88                     90,000               91,575

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
52   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Income Portfolio

Issuer                 Coupon                    Principal           Value(a)
                        rate                      amount

Chemicals (0.2%)
Airgas
   10-01-11             9.13%                   $50,000              $56,500
  Sr Sub Nts
   07-15-14             6.25                      5,000(d)             5,013
Compass Minerals Group
   08-15-11            10.00                     35,000               39,900
Georgia Gulf
  Sr Nts
   12-15-13             7.13                     32,000(d)            33,680
MacDermid
   07-15-11             9.13                     30,000               33,750
Total                                                                168,843

Energy (1.8%)
Amerada Hess
   08-15-11             6.65                    300,000              319,781
Chesapeake Energy
  Sr Nts
   01-15-16             6.88                     20,000               20,300
   01-15-16             6.88                     35,000(d)            36,006
Gulfterra Energy Partner
  Sr Nts
   06-01-10             6.25                    110,000              113,850
Kerr-McGee
   10-15-05             8.13                    500,000              533,943
Newfield Exploration
  Sr Sub Nts
   08-15-12             8.38                    100,000              111,000
Pemex Project Funding Master Trust
   12-15-14             7.38                    375,000              391,095
Total                                                              1,525,975

Energy equipment & services (0.5%)
Grant Prideco Escrow
   12-15-09             9.00                     60,000               66,750
Halliburton
   10-15-10             5.50                    220,000              224,829
Key Energy Services
  Series C
   03-01-08             8.38                     45,000               47,925
  Sr Nts
   05-01-13             6.38                     25,000               24,625
Offshore Logistics
   06-15-13             6.13                     70,000               66,500
Total                                                                430,629

Finance companies (1.8%)
Citigroup
   05-05-14             5.13                    520,000(e)           519,475
Ford Motor Credit
   10-01-13             7.00                    170,000              174,704
GMAC
   09-15-11             6.88                    820,000              860,681
Total                                                              1,554,860

Financial services (1.3%)
HSBC Holdings
  (U.S. Dollar) Sub Nts
   12-12-12             5.25                    775,000(c)           781,874
TIAA Global Markets
   01-22-08             3.88                    280,000(d)           281,378
Total                                                              1,063,252

Food (1.2%)
Burns Philp Capital Property
  (U.S. Dollar) Sr Sub Nts
   02-15-11            10.75                     30,000(c)            32,550
Chiquita Brands Intl
  Sr Nts
   03-15-09            10.56                     40,000               43,750
Del Monte
  Sr Sub Nts
   12-15-12             8.63                     40,000               44,350
Kellogg
  Sr Nts
   06-01-08             2.88                    570,000              547,673
Kraft Foods
   10-01-08             4.00                    325,000              323,632
Total                                                                991,955

Health care products (0.1%)
Apogent Technologies
  Sr Sub Nts
   05-15-13             6.50                     60,000               62,250

Health care services (0.4%)
Fisher Scientific Intl
  Sr Sub Nts
   09-01-13             8.00                     25,000               27,375
HCA
   03-15-14             5.75                    120,000              114,431
NeighborCare
  Sr Sub Nts
   11-15-13             6.88                     40,000(d)            40,800
Omnicare
  Sr Sub Nts
   06-01-13             6.13                     60,000               60,600
Province Healthcare
  Sr Sub Nts
   06-01-13             7.50                     10,000                9,800
Service Corp Intl
   04-15-09             7.70                     10,000               10,675
Triad Hospitals
  Sr Nts
   05-15-12             7.00                     50,000(e)            48,770
  Sr Sub Nts
   11-15-13             7.00                     45,000               43,538
Total                                                                355,989

Home building (0.2%)
D.R. Horton
   12-01-07             7.50                     20,000               21,800
   01-15-09             5.00                     40,000               39,400
   07-01-13             5.88                     25,000               24,500
Meritage
   06-01-11             9.75                     55,000               61,256
Total                                                                146,956

Household products (--%)
Scotts
  Sr Sub Nts
   11-15-13             6.63                      5,000(d)             5,213

Industrial services (0.1%)
Allied Waste North America
   11-15-10             6.50                     15,000(d)            15,000
   04-15-11             6.38                     45,000(d)            44,550
   02-15-14             6.13                     25,000(d)            23,563
Total                                                                 83,113

Insurance (2.3%)
ASIF Global Financing
   11-26-07             3.85                    410,000(d)           414,367
   01-17-13             4.90                    790,000(d)           778,449
Berkshire Hathaway
   10-15-13             4.63                    280,000              270,749
MassMutual Global Funding II
   07-15-08             2.55                     80,000(d)            75,975
Met Life Global Funding I
   06-19-08             2.60                    250,000(d)           237,318
Pacific Life
   09-15-33             6.60                    160,000(d)           166,053
Total                                                              1,942,911

Leisure time & entertainment (0.8%)
Historic TW
   05-15-29             6.63                    385,000              379,578
Seneca Gaming
  Sr Nts
   05-01-12             7.25                      5,000(d,e)           5,082
Time Warner
   05-01-32             7.70                    240,000              265,192
Vail Resorts
  Sr Sub Nts
   02-15-14             6.75                     25,000(d)            24,500
Total                                                                674,352

Lodging & gaming (0.5%)
Boyd Gaming
  Sr Sub Nts
   04-15-14             6.75                     30,000(d)            29,550
Caesars Entertainment
  Sr Sub Nts
   05-15-11             8.13                     70,000               77,350
Choctaw Resort Development Enterprises
  Sr Nts
   04-01-09             9.25                     50,000               54,000

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
53   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Income Portfolio

Issuer                 Coupon                    Principal           Value(a)
                        rate                      amount

Lodging & gaming (cont.)
Hilton Hotels
   12-01-12             7.63%                   $50,000              $56,250
MGM Mirage
   10-01-09             6.00                     75,000               76,313
  Sr Nts
   02-27-14             5.88                     20,000               19,250
Mohegan Tribal Gaming
  Sr Sub Nts
   04-01-12             8.00                     30,000               32,550
Station Casinos
  Sr Nts
   04-01-12             6.00                     60,000(d)            60,375
Total                                                                405,638

Machinery (0.1%)
Joy Global
  Series B
   03-15-12             8.75                     25,000               28,000
Manitowoc
   11-01-13             7.13                     35,000               36,575
Total                                                                 64,575

Media (1.1%)
CanWest Media
  (U.S. Dollar) Series B
   04-15-13             7.63                     75,000(c)            79,874
CBD Media/Finance
   06-01-11             8.63                     20,000               21,350
Corus Entertainment
  (U.S. Dollar) Sr Sub Nts
   03-01-12             8.75                     55,000(c)            60,638
Dex Media West/Finance
  Sr Nts
   08-15-10             8.50                     15,000(d)            16,200
Donnelley (RR) & Sons
   04-01-14             4.95                     75,000(d)            72,154
Emmis Operating
   05-15-12             6.88                     30,000(d,e)          29,850
Gray Television
   12-15-11             9.25                     25,000               28,000
Hollinger Intl Publishing
  Sr Nts
   12-15-10             9.00                     55,000               61,050
Lamar Media
   01-01-13             7.25                     20,000               21,500
Morris Publishing
  Sr Sub Nts
   08-01-13             7.00                     25,000(d)            25,125
Nexstar Finance LLC
   04-01-08            12.00                     25,000               28,000
Quebecor Media
  (U.S. Dollar) Sr Nts
   07-15-11            11.13                     20,000(c)            23,000
Radio One
  Series B
   07-01-11             8.88                     35,000               38,763
Shaw Communications
  (U.S. Dollar) Sr Nts
   04-06-11             7.25                     50,000(c)            53,520
Sinclair Broadcast Group
   03-15-12             8.00                     35,000               37,188
Sun Media
  (U.S. Dollar)
   02-15-13             7.63                     45,000(c)            47,925
Susquehanna Media
  Sr Sub Nts
   04-15-13             7.38                     50,000               52,813
United Artists Theatre
   07-01-15             9.30                     62,017               63,257
Vivendi Universal
  (U.S. Dollar) Sr Nts
   07-15-08             6.25                    130,000(c)           136,499
Total                                                                896,706

Metals (0.2%)
Jorgensen Earle M.
   06-01-12             9.75                     15,000               16,800
Peabody Energy
  Series B
   03-15-13             6.88                    120,000              124,800
Total                                                                141,600

Multi-industry (1.1%)
ARAMARK Services
   12-01-06             7.10                    500,000              544,662
SPX
  Sr Nts
   06-15-11             6.25                     70,000               69,825
Tyco Intl Group
  (U.S. Dollar) Sr Nts
   11-15-13             6.00                    235,000(c,d)         238,226
Valmont Inds
   05-01-14             6.88                     60,000(d,e)          59,998
Total                                                                912,711

Paper & packaging (1.3%)
Ball
   12-15-12             6.88                     60,000               63,600
Boise Cascade
  Sr Nts
   11-01-10             6.50                     40,000               41,800
Cascades
  (U.S. Dollar) Sr Nts
   02-15-13             7.25                     65,000(c)            67,763
Domtar
  (U.S. Dollar)
   12-01-13             5.38                    100,000(c)            97,042
Georgia-Pacific
   02-01-10             8.88                     40,000               46,200
Graphic Packaging Intl
  Sr Nts
   08-15-11             8.50                      5,000                5,525
Intl Paper
   04-01-10             4.00                    215,000              206,344
   01-15-14             5.50                    215,000              213,391
MeadWestvaco
   04-01-12             6.85                     85,000               92,229
Norampac
  (U.S. Dollar) Sr Nts
   06-01-13             6.75                     55,000(c)            57,200
Owens-Brockway Glass
   05-15-11             7.75                     45,000               47,138
Silgan Holdings
  Sr Sub Nts
   11-15-13             6.75                     60,000               60,300
Stone Container
  Sr Nts
   02-01-08             9.25                     25,000               27,500
   07-01-12             8.38                     15,000               16,050
Weyerhaeuser
   03-15-12             6.75                     90,000               98,663
Total                                                              1,140,745

Real estate investment trust (--%)
Host Marriott LP
  Sr Nts
   11-01-13             7.13                     20,000               20,300

Restaurants (--%)
Domino's
  Sr Sub Nts
   07-01-11             8.25                     25,000               27,000

Retail -- general (0.8%)
CSK Auto
   01-15-14             7.00                     25,000(d)            24,688
Flooring America
  Series B
   10-15-07             9.25                    185,000(b)                19
United Auto Group
   03-15-12             9.63                     45,000               50,288
Wal-Mart Stores
   02-15-11             4.13                    540,000              524,539
William Carter
  Series B
   08-15-11            10.88                     60,000               68,999
Total                                                                668,533

Retail -- grocery (0.1%)
Kroger
   02-01-13             5.50                     75,000               75,775

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
54   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Income Portfolio

Issuer                 Coupon                    Principal           Value(a)
                        rate                      amount

Telecom equipment & services (1.5%)
Cincinnati Bell
   07-15-13             7.25%                   $50,000              $48,500
Cingular Wireless LLC
  Sr Nts
   12-15-11             6.50                    160,000              172,418
Qwest
   11-01-04             7.20                    105,000              106,313
   03-15-12             9.13                     50,000(d)            54,000
Sprint Capital
   11-15-28             6.88                    610,000              598,861
Telus
(U.S. Dollar)
   06-01-07             7.50                    250,000(c)           276,261
Total                                                              1,256,353

Utilities -- electric (4.0%)
AEP Texas Central
  Sr Nts Series D
   02-15-13             5.50                    140,000              141,629
Centerpoint Energy
   02-15-11             7.75                     50,000               55,985
CenterPoint Energy Houston Electric LLC
   03-15-13             5.70                     30,000               30,878
   01-15-14             5.75                     20,000               20,520
Cleveland Electric Illuminating
  Sr Nts
   12-15-13             5.65                    120,000(d)           118,411
Columbus Southern Power
  Sr Nts Series C
   03-01-13             5.50                     30,000               30,541
Commonwealth Edison
   02-01-08             3.70                     80,000               79,404
  1st Mtge
   08-15-10             4.74                     60,000               60,439
Consumers Energy
  1st Mtge Series C
   04-15-08             4.25                    390,000              389,794
Dayton Power & Light
  1st Mtge
   10-01-13             5.13                    260,000(d)           251,989
Dominion Resources
  Sr Nts Series F
   08-01-33             5.25                    135,000              130,638
DPL
  Sr Nts
   09-01-11             6.88                     30,000               29,550
Duke Capital LLC
  Sr Nts
   02-15-13             6.25                     45,000               46,268
   03-01-14             5.50                     35,000               33,931
Duke Energy
  1st Mtge
   03-05-08             3.75                    380,000              378,445
  Sr Nts
   10-01-08             4.20                    200,000              198,139
Florida Power
  1st Mtge
   03-01-13             4.80                    360,000              351,900
Indianapolis Power & Light
  1st Mtge
   07-01-13             6.30                     70,000(d)            73,215
IPALCO Enterprises
   11-14-08             8.38                     75,000               83,250
   11-14-11             8.63                     25,000               27,750
Metropolitan Edison
   03-15-13             4.95                    115,000              110,673
Northern States Power
  1st Mtge
   08-01-10             4.75                    270,000              274,304
Ohio Power
  Sr Nts Series F
   02-15-13             5.50                     30,000               30,581
  Sr Nts Series H
   01-15-14             4.85                    160,000              154,006
Pacific Gas & Electric
  1st Mtge
   03-01-34             6.05                     35,000               33,004
Public Service Co of Colorado
   10-01-08             4.38                    135,000              136,941
   03-01-13             4.88                     20,000               19,683
Southern Cal Edison
  1st Mtge
   01-15-14             5.00                     60,000               58,863
Tampa Electric
   08-15-07             5.38                     20,000               20,815
Total                                                              3,371,546

Utilities -- natural gas (0.7%)
ANR Pipeline
   03-15-10             8.88                     55,000               60,775
Consolidated Natural Gas
  Sr Nts
   04-15-11             6.85                     40,000               44,421
El Paso Natl Gas
  Sr Nts Series A
   08-01-10             7.63                     25,000               25,750
NiSource Finance
   11-01-06             3.20                     90,000               89,842
  Sr Nts
   03-01-13             6.15                    130,000              136,448
Northwest Pipeline
   03-01-10             8.13                     65,000               70,525
Southern Natural Gas
   03-15-10             8.88                     75,000               82,875
Transcontinental Gas Pipeline
  Series B
   08-15-11             7.00                     70,000               74,550
Williams Companies
   03-15-12             8.13                     45,000               48,938
Total                                                                634,124

Utilities -- telephone (2.9%)
AT&T
  Sr Nts
   11-15-11             8.05                    122,000              133,866
Deutsche Telekom Intl Finance
  (U.S. Dollar)
   07-22-13             5.25                    305,000(c)           302,795
France Telecom
  (U.S. Dollar)
   03-01-11             8.75                    120,000(c,j)         141,864
Telecom Italia Capital
  (U.S. Dollar)
   11-15-13             5.25                    530,000(c,d)         522,541
   11-15-33             6.38                     50,000(c,d)          49,041
Verizon New England
  Sr Nts
   09-15-11             6.50                    260,000              282,599
Verizon New York
  Series A
   04-01-12             6.88                    445,000              486,724
Verizon Pennsylvania
  Series A
   11-15-11             5.65                    490,000              507,307
Total                                                              2,426,737

Total bonds
(Cost: $80,251,775)                                              $79,469,522

Common stocks (--%)(b,k)
Issuer                                           Shares              Value(a)

Orius                                               349                  $--
Stellex Aerostructures                               54                   --

Total common stocks
(Cost: $48,000)                                                          $--

Preferred stocks & other (--%)
Issuer                                           Shares              Value(a)

Intermedia Communications
  Pay-in-kind Series B                               --(b,l)              $1
Orius Tranche Series A
  Warrants                                          387(b,k)              --
Orius Tranche Series B
  Warrants                                          407(b,k)              --
Orius Tranche Series C
  Warrants                                          904(b,k)              --
Pegasus Satellite
  12.75% Cm Series B                                 --                   72

Total preferred stocks & other
(Cost: $436)                                                             $73

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
55   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Income Portfolio

Short-term securities (9.8%)
Issuer               Annualized                   Amount             Value(a)
                    yield on date               payable at
                     of purchase                 maturity

U.S. government agencies (6.5%)
Federal Home Loan Bank Disc Nt
   06-18-04             1.00%                  $500,000             $499,330
Federal Home Loan Mtge Corp Disc Nts
   05-18-04             1.00                  1,100,000            1,099,469
   05-25-04             1.01                    200,000              199,866
   07-20-04             1.03                    500,000              498,928
Federal Natl Mtge Assn Disc Nts
   05-19-04             1.00                    700,000              699,656
   06-02-04             1.01                    900,000              899,216
   06-09-04             1.00                    500,000              499,472
   06-16-04             1.00                    600,000              599,255
   06-23-04             1.00                    500,000              499,294
Total                                                              5,494,486

Commercial paper (3.3%)
CRC Funding LLC
   06-11-04             1.04                    800,000(n)           799,008
FCAR Owner Trust I
   07-02-04             1.06                    800,000              798,567
Galaxy Funding
   05-19-04             1.05                    500,000(n)           499,738
White Pine Finance LLC
   05-11-04             1.06                    700,000(n)           699,783
Total                                                              2,797,096

Total short-term securities
(Cost: $8,291,473)                                                $8,291,582

Total investments in securities
(Cost: $88,591,684)(o)                                           $87,761,177

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of April 30, 2004, the value of foreign securities represented 5.9% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2004, the value of these securities amounted to $4,664,168 or 5.5% of net assets.

(e) At April 30, 2004, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $3,075,164.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows as of April 30, 2004.

(h) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on April 30, 2004.

(i) Comparable securities are held to satisfy future delivery requirements of the following open forward sale commitment as of April 30, 2004:

     Security                     Principal    Settlement  Proceeds     Value
                                   amount         date    receivable
     Federal Natl Mtge Assn
         05-01-34 5.50%           $900,000      5-13-04    $912,656    $897,750

(j) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on April 30, 2004.

(k)  Negligible market value.

(l) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(m) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 7 to the financial statements):

     Type of security                                            Notional amount
     Sale contracts
     U.S. Treasury Notes, June 2004, 10-year                         $400,000

(n) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2004, the value of these securities amounted to $1,998,529 or 2.4% of net assets.

(o) At April 30, 2004, the cost of securities for federal income tax purposes was $88,660,133 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                      $   519,501
     Unrealized depreciation                                       (1,418,457)
                                                                   ----------
     Net unrealized depreciation                                  $  (898,956)
                                                                  -----------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
56   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Investments in Securities

IDS Life Series Fund, Inc.

International Equity Portfolio

April 30, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (96.0%)(c)
Issuer                                           Shares              Value(a)

Australia (1.3%)

Media (0.5%)
News Corp                                       105,858             $975,329

Metals (0.8%)
BHP Billiton                                    176,947            1,464,344

Austria (1.3%)

Building materials & construction (0.5%)
Wienerberger                                     25,973              847,901

Utilities -- telephone (0.8%)
Telekom Austria                                 100,950(b)         1,481,491

Brazil (0.9%)

Metals (0.5%)
Companhia Vale do Rio
  Doce ADR                                       21,600              844,344

Paper & packaging (0.4%)
Aracruz Celulose ADR                             28,000              871,920

Denmark (0.5%)

Insurance
Topdanmark                                       14,299(b)           840,413

Finland (0.5%)

Computer software & services
TietoEnator                                      31,558              939,491

France (10.3%)

Automotive & related (0.9%)
Renault                                          22,780            1,698,829

Banks and savings & loans (0.6%)
BNP Paribas                                      19,752            1,185,510

Beverages & tobacco (0.8%)
LVMH Moet Hennessy
   Louis Vuitton                                 21,820            1,537,052

Computer software & services (0.6%)
Atos Origin                                      18,802(b)         1,089,073

Energy (2.4%)
Total                                            23,890            4,416,098

Health care products (0.9%)
Aventis                                          21,161            1,611,047

Health care services (0.7%)
Essilor Intl                                     22,155            1,295,499

Insurance (1.3%)
Axa                                             117,250            2,467,978

Multi-industry (1.3%)
Sanofi-Synthelabo                                22,218            1,410,709
Vivendi Universal                                39,120(b)           983,712
Total                                                              2,394,421

Utilities -- telephone (0.8%)
France Telecom                                   61,965(b)         1,494,331

Germany (4.9%)

Automotive & related (1.6%)
Bayerische Motoren Werke                         35,518            1,530,543
Continental                                      38,378            1,664,821
Total                                                              3,195,364

Computer software & services (0.4%)
SAP                                               4,620              700,147

Electronics (0.6%)
Siemens                                          16,519            1,192,333

Insurance (0.7%)
Hannover Rueckversicherung                       36,253            1,244,734

Retail -- general (0.5%)
Metro                                            19,452              861,996

Utilities -- electric (1.1%)
E.On                                             29,446            1,950,778

Hong Kong (2.9%)

Financial services (1.0%)
Cheung Kong Holdings                            116,000              888,692
Hong Kong Exchanges &
   Clearing                                     536,000            1,072,124
Total                                                              1,960,816

Multi-industry (1.0%)
New World Development                           763,000              611,449
Swire Pacific Cl A                              188,000            1,229,372
Total                                                              1,840,821

Real estate (0.9%)
Sun Hung Kai Properties                         193,000            1,658,011

Ireland (1.8%)

Banks and savings & loans (1.1%)
Anglo Irish Bank                                127,435            2,083,905

Building materials & construction (0.7%)
CRH                                              62,766            1,330,927

Italy (3.9%)

Banks and savings & loans (0.6%)
Banco Popolare di Verona e
   Novara                                        65,654            1,091,710

Energy (1.9%)
Eni                                             176,345            3,582,990

Insurance (0.7%)
Riunion Adriatica di Sicurta                     69,464            1,271,568

Media (0.7%)
Mediaset                                        112,985            1,238,507

Japan (19.9%)

Automotive & related (1.9%)
Nissan Motor                                    111,000            1,234,561
Toyota Motor                                     65,000            2,347,058
Total                                                              3,581,619

Banks and savings & loans (0.8%)
Mitsubishi Tokyo
   Financial Group                                  172            1,528,543

Building materials & construction (0.6%)
Asahi Glass                                     100,000            1,057,014

Cellular telecommunications (0.5%)
NTT DoCoMo                                          475              941,403

Chemicals (1.2%)
Shin-Etsu Chemical                               15,300              617,538
Sumitomo Chemical                               350,000            1,615,385
Total                                                              2,232,923

Computer software & services (0.5%)
Nomura Research Institute                         9,000              929,321

Electronics (2.5%)
Hitachi                                         112,000              785,520
Hitachi Maxell                                   57,000              825,339
Keyence                                           6,050            1,450,905
Murata Manufacturing                             10,200              668,308
Rohm                                              4,400              548,308
Tokyo Electron                                    6,000              364,887
Total                                                              4,643,267

Engineering & construction (0.4%)
Daiwa House Inds                                 65,000              726,471

Financial services (1.5%)
Nomura Holdings                                 110,000            1,783,892
Sumitomo Trust & Banking                        175,000            1,051,584
Total                                                              2,835,476

Furniture & appliances (0.7%)
Matsushita Electric Industrial                   90,000            1,320,271

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
57   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

International Equity Portfolio

Issuer                                           Shares              Value(a)

Japan (cont.)

Health care products (0.7%)
Chugai Pharmaceutical                            44,500             $672,534
Yamanouchi Pharmaceutical                        20,000              666,063
Total                                                              1,338,597

Household products (0.4%)
Kao                                              33,000              786,923

Industrial transportation (0.5%)
East Japan Railway                                  150              765,611
West Japan Railway                                   59              229,059
Total                                                                994,670

Insurance (0.6%)
Sompo Japan Insurance                           114,000            1,026,516

Machinery (1.0%)
Amada                                           150,000              842,986
SMC                                               8,700              995,973
Total                                                              1,838,959

Media (1.3%)
Dai Nippon Printing                              57,000              863,511
Dentsu                                              176              492,163
Nippon Telegraph & Telephone                        189              992,036
Total                                                              2,347,710

Metals (0.4%)
Nippon Steel                                    350,000              731,674

Multi-industry (1.2%)
Canon                                            25,000            1,309,955
Mitsubishi                                      100,000              952,036
Total                                                              2,261,991

Paper & packaging (0.7%)
Nippon Unipac Holding                               251            1,247,050

Real Estate (0.9%)
Mitsui Fudosan                                  150,000            1,649,321

Retail -- general (0.9%)
Marui                                            37,000              579,946
Seven-Eleven Japan                               30,000            1,018,099
Total                                                              1,598,045

Utilities -- electric (0.7%)
Tokyo Electric Power                             60,000            1,284,163

Mexico (1.6%)

Cellular telecommunications (1.1%)
America Movil ADR Series L                       54,027            1,826,113
America Telecom                                 129,941(b)           227,613
Total                                                              2,053,726

Retail -- general (0.5%)
Wal-Mart de Mexico                              302,600              883,246
Netherlands (2.8%)

Computer software & services (0.8%)
Buhrmann                                        150,171            1,417,650

Food (0.7%)
Koninklijke Numico                               48,507(b)         1,342,372

Industrial services (0.8%)
Koninklijke (Royal) Philips
   Electronics                                   56,386            1,534,745

Retail -- general (0.5%)
Koninklijke Ahold                               111,553(b)           863,317

Norway (0.8%)

Insurance
Storebrand                                      251,521            1,568,594

Portugal (0.6%)

Utilities -- electric
EDP-Electricdade de Portugal                    384,800            1,051,058

Russia (0.7%)

Energy
Lukoil Holding ADR                               11,700            1,275,300

Singapore (1.5%)

Banks and savings & loans (1.0%)
DBS Group Holdings                              223,000            1,874,280

Real estate (0.5%)
City Developments                               264,000              946,515

South Korea (2.5%)

Automotive & related (0.2%)
Hyundai Motor                                    10,330              394,090

Banks and savings & loans (0.5%)
Kookmin Bank                                     26,200              978,312

Electronics (1.6%)
Samsung Electronics                               5,910            2,806,368

Metals (0.2%)
POSCO                                             3,370              412,272

Spain (0.7%)

Banks and savings & loans
Banco Popular Espanol                            25,195            1,389,351

Sweden (1.1%)

Telecom equipment & services
Telefonaktiebolaget LM
   Ericsson Cl B                                753,900(b)         2,043,116

Switzerland (7.4%)

Banks and savings & loans (2.5%)
Credit Suisse Group                              29,361            1,036,137
UBS                                              51,358            3,654,549
Total                                                              4,690,686

Health care products (3.7%)
Nobel Biocare Holding                            14,467            1,963,379
Novartis                                         52,794            2,356,365
Roche Holding                                    23,923            2,512,378
Total                                                              6,832,122

Insurance (0.1%)
Swiss Life Holding                                1,797(b)           245,613

Multi-industry (0.5%)
ABB                                             167,457(b)           943,966

Retail -- general (0.6%)
Swatch Group Cl B                                 7,680            1,021,529

Taiwan (2.2%)

Banks and savings & loans (1.2%)
Chinatrust Financial Holding                  2,129,430            2,278,523

Electronics (1.0%)
Taiwan Semiconductor Mfg                      1,024,480            1,765,604

United Kingdom (25.9%)

Aerospace & defense (0.8%)
Rolls-Royce Group                               346,133            1,424,388
Rolls-Royce Group Cl B                       17,306,650(b)            30,764
Total                                                              1,455,152

Airlines (0.5%)
British Airways                                 196,159(b)           985,056

Banks and savings & loans (3.1%)
HBOS                                            107,949            1,401,758
Royal Bank of
  Scotland Group                                104,862            3,155,800
Standard Chartered                               84,413            1,296,455
Total                                                              5,854,013

Beverages & tobacco (1.1%)
British American Tobacco                        134,462            2,043,619

Broker dealers (1.0%)
Man Group                                        58,898            1,767,288

Cellular telecommunications (2.4%)
Vodafone Group                                1,826,849            4,448,949

Computer software & services (0.9%)
ARM Holdings                                    325,389              673,850
lastminute.com                                  265,062(b)           905,832
Total                                                              1,579,682

Energy (2.9%)
BP                                              448,277            3,884,681
Cairn Energy                                     84,501(b)         1,613,245
Total                                                              5,497,926

Engineering & construction (0.5%)
Hanson                                          131,430            1,004,609

Financial services (1.0%)
HSBC Holdings                                   126,021            1,810,041

Health care products (0.7%)
AstraZeneca                                      25,768            1,207,884

Home building (0.4%)
Bellway                                          60,144              830,706

Industrial services (0.6%)
BOC Group                                        71,066            1,145,154

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
58   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

International Equity Portfolio

Issuer                                           Shares              Value(a)

United Kingdom (cont.)

Insurance (0.2%)
HHG                                             521,408(b)          $442,573

Lodging & gaming (0.8%)
Rank Group                                      247,501            1,399,066

Media (1.0%)
Taylor Nelson Sofres                            283,072              996,315
United Business Media                            99,232              811,416
Total                                                              1,807,731

Metals (0.4%)
Anglo American                                   39,349              793,896

Multi-industry (0.6%)
Hays                                            545,872            1,145,004

Retail -- general (1.5%)
GUS                                             130,767            1,815,447
Signet Group                                    458,010              942,389
Total                                                              2,757,836

Retail -- grocery (2.1%)
Tesco                                           620,287            2,742,774
William Morrison
  Supermarkets                                  284,286            1,210,306
Total                                                              3,953,080

Telecom equipment & services (1.8%)
Marconi                                          79,484(b)           849,158
mm02                                          1,357,261(b)         2,412,668
Total                                                              3,261,826

Textiles & apparel (0.6%)
Burberry Group                                  155,251            1,069,400

Utilities -- natural gas (1.0%)
BG Group                                        321,082            1,859,236

Total common stocks
(Cost: $160,605,499)                                            $178,293,687

Preferred stocks (2.0%)(c)
Issuer                                           Shares              Value(a)

Porsche                                           4,262           $2,642,392
ProSiebenSat.1 Media                             49,791              978,253

Total preferred stocks
(Cost: $2,808,820)                                                $3,620,645

Bond (--%)(c)
Issuer                 Coupon                    Principal           Value(a)
                        rate                      amount
Axa
  (European Monetary Unit) Cv
   12-21-04             2.40%                     4,248(d)           $85,090

Total bond
(Cost: $62,167)                                                      $85,090

Short-term securities (1.0%)
Issuer               Annualized                   Amount             Value(a)
                    yield on date               payable at
                     of purchase                 maturity

U.S. government agencies
Federal Home Loan Mtge Corp Disc Nt
   05-04-04             1.02%                  $500,000             $499,946
Federal Natl Mtge Assn Disc Nts
   06-02-04             1.01                    300,000              299,739
   07-07-04             1.03                  1,000,000              998,212

Total short-term securities
(Cost: $1,797,781)                                                $1,797,897

Total investments in securities
(Cost: $165,274,267)(e)                                         $183,797,319

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated.

(d) Currently this security in non-income producing. This bond will convert into AXA common stock upon completion of the acquisition of Mony Group Inc. by AXA. If acquisition is not completed by Dec.21, 2004, bonds will be redeemed with an interest rate of 2.4% (as disclosed).

(e) At April 30, 2004, the cost of securities for federal income tax purposes was $165,597,521 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                     $22,028,982
     Unrealized depreciation                                      (3,829,184)
                                                                  ----------
     Net unrealized appreciation                                 $18,199,798
                                                                 -----------

--------------------------------------------------------------------------------
59   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Investments in Securities

IDS Life Series Fund, Inc.

Managed Portfolio

April 30, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (62.1%)
Issuer                                           Shares              Value(a)

Aerospace & defense (2.0%)
Boeing                                           34,800           $1,485,612
Empresa Brasileira de
  Aeronautica ADR                                35,500(c)           915,900
General Dynamics                                  9,200(m)           861,304
Lockheed Martin                                  23,400            1,116,180
Northrop Grumman                                 18,700            1,855,975
United Technologies                              16,000            1,380,160
Total                                                              7,615,131

Automotive & related (0.3%)
General Motors                                   23,300            1,104,886

Banks and savings & loans (7.8%)
Bank of America                                 132,267           10,646,170
Bank of New York                                 40,100            1,168,514
Bank One                                         41,700            2,058,729
Commerce Bancorp                                 14,400              820,944
PNC Financial
  Services Group                                 29,500            1,566,450
U.S. Bancorp                                    140,500            3,602,420
Wachovia                                         54,800            2,507,100
Washington Mutual                                58,000            2,284,620
Wells Fargo                                      84,600            4,776,516
Total                                                             29,431,463

Beverages & tobacco (2.8%)
Altria Group                                     98,900            5,477,082
Coca-Cola                                        45,800            2,316,106
PepsiCo                                          34,300            1,869,007
RJ Reynolds Tobacco
  Holdings                                       15,100              978,027
Total                                                             10,640,222

Broker dealers (2.9%)
J.P. Morgan Chase                               123,400            4,639,840
Merrill Lynch & Co                               57,100            3,096,533
Morgan Stanley                                   64,800            3,330,072
Total                                                             11,066,445

Building materials & construction (0.8%)
American Standard                                 9,600(b)         1,009,824
Masco                                            31,800              890,718
Temple-Inland                                    17,600            1,087,152
Total                                                              2,987,694

Cable (1.5%)
Comcast Cl A                                     44,517(b)         1,339,962
Comcast Special Cl A                             50,700(b)         1,469,793
EchoStar Communications
  Cl A                                           28,800(b)           955,872
NTL                                              32,300(b)         1,833,671
Total                                                              5,599,298

Cellular telecommunications (0.5%)
Vodafone Group ADR                               77,200(c)         1,894,488

Chemicals (1.5%)
Dow Chemical                                     76,900            3,052,161
Eastman Chemical                                 14,300              608,751
Hercules                                         22,200(b)           246,642
Lyondell Chemical                                78,400            1,281,840
RPM Intl                                         39,300              592,644
Total                                                              5,782,038

Computer hardware (1.1%)
Cisco Systems                                    45,200(b)           943,324
Dell                                             21,100(b)           732,381
Hewlett-Packard                                 120,600            2,375,820
Total                                                              4,051,525

Computer software & services (0.9%)
Affiliated Computer
  Services Cl A                                  16,600(b)           805,100
Cadence Design Systems                           54,300(b)           696,126
Microsoft                                        23,600              612,892
State Street                                     29,300            1,429,840
Total                                                              3,543,958

Electronics (0.9%)
Cypress Semiconductor                            25,700(b)           359,029
Intel                                            55,500            1,428,015
Natl Semiconductor                               28,400(b)         1,158,436
Texas Instruments                                20,700              519,570
Total                                                              3,465,050

Energy (6.0%)
Anadarko Petroleum                               30,100            1,612,758
BP ADR                                           49,700(c)         2,629,130
ChevronTexaco                                    51,400            4,703,100
ConocoPhillips                                   62,710            4,471,223
Devon Energy                                     19,200            1,175,040
Exxon Mobil                                     153,700            6,539,935
Newfield Exploration                             27,100(b)         1,427,628
Total                                                             22,558,814

Energy equipment & services (1.0%)
Cooper Cameron                                   19,000(b)           918,650
Schlumberger                                     12,900              755,037
Transocean                                       24,600(b)           683,142
Weatherford Intl                                 30,700(b)         1,334,836
Total                                                              3,691,665

Environmental services (0.1%)
Allied Waste Inds                                21,100(b)           265,649

Finance companies (2.9%)
Citigroup                                       232,400           11,176,116

Financial services (2.6%)
Capital One Financial                            21,500            1,408,895
Countrywide Financial                            31,250            1,853,125
Fannie Mae                                       29,600            2,034,112
Freddie Mac                                      59,700            3,486,480
MBNA                                             45,600            1,111,728
Total                                                              9,894,340

Food (0.9%)
General Mills                                    24,500            1,194,375
Heinz (HJ)                                       41,400            1,581,066
Sara Lee                                         26,500              611,620
Total                                                              3,387,061

Furniture & appliances (0.1%)
Leggett & Platt                                  23,200              524,320

Health care products (3.5%)
Amgen                                             4,300(b)           241,961
Baxter Intl                                      20,800              658,320
Biogen Idec                                      11,600(b)           684,400
Boston Scientific                                 6,700(b)           275,973
Bristol-Myers Squibb                             26,500              665,150
Gilead Sciences                                   9,200(b)           559,636
GlaxoSmithKline ADR                              12,500(c)           525,000
Guidant                                           4,000              252,040
Johnson & Johnson                                30,100            1,626,303
Medco Health Solutions                           24,000(b)           849,600
Merck & Co                                       61,800            2,904,600
Novartis ADR                                     16,700(c)           748,160
Pfizer                                           62,500            2,235,000
Schering-Plough                                  42,900              717,717
Wyeth                                            13,100              498,717
Total                                                             13,442,577

Health care services (1.7%)
Aetna                                            21,100            1,746,025
AmerisourceBergen                                 9,500              549,955
HCA                                              27,000            1,097,010
Lincare Holdings                                 16,900(b,m)         586,937
Select Medical                                   15,250              288,988
Tenet Healthcare                                 61,900(b)           727,944
WellPoint Health Networks                        11,900(b)         1,329,111
Total                                                              6,325,970

Household products (1.3%)
Clorox                                           12,300              636,894
Colgate-Palmolive                                36,900            2,135,772
Procter & Gamble                                 20,800            2,199,600
Total                                                              4,972,266

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
60   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Managed Portfolio

Issuer                                           Shares              Value(a)

Insurance (4.1%)
ACE                                              33,600(c)        $1,473,024
Allstate                                         55,400            2,542,860
American Intl Group                              60,400            4,327,660
Assurant                                          9,250(b)           225,330
Chubb                                            21,700            1,497,300
CIGNA                                            12,400              799,924
Endurance Specialty
  Holdings                                       36,700(c)         1,231,652
First American                                   19,200              520,704
Hartford Financial
  Services Group                                  8,100              494,748
Montpelier Re Holdings                           10,900(c)           372,780
St. Paul Travelers Companies                     35,952            1,462,168
Willis Group Holdings                            20,700(c)           751,617
Total                                                             15,699,767

Leisure time & entertainment (1.0%)
Mattel                                           67,000            1,136,320
Viacom Cl B                                      71,900            2,778,935
Total                                                              3,915,255

Machinery (0.8%)
AGCO                                             48,850(b)           940,363
Caterpillar                                      13,800            1,072,674
Illinois Tool Works                               4,800              413,808
Ingersoll-Rand Cl A                              10,900(c)           703,595
Total                                                              3,130,440

Media (3.1%)
Cendant                                          75,300            1,783,104
Disney (Walt)                                   167,900            3,866,737
InterActiveCorp                                  18,700(b)           595,969
Liberty Media Cl A                              178,300(b)         1,950,602
Reader's Digest Assn                             30,500              437,065
Scripps (EW) Cl A                                 6,400              675,520
Time Warner                                      69,200(b)         1,163,944
Tribune                                          26,900            1,287,972
Total                                                             11,760,913

Metals (0.4%)
Alcan                                            14,500(c)           583,335
Alcoa                                            26,300              808,725
Total                                                              1,392,060

Multi-industry (1.2%)
Accenture Cl A                                   35,300(b,c)         839,081
General Electric                                 48,800            1,461,560
ITT Inds                                          8,000              634,320
Tyco Intl                                        62,500(c)         1,715,625
Total                                                              4,650,586

Paper & packaging (1.1%)
Avery Dennison                                   17,500            1,124,025
Bowater                                          23,300              977,435
Intl Paper                                       21,600              870,912
Weyerhaeuser                                     17,900            1,059,680
Total                                                              4,032,052

Real estate investment trust (0.4%)
Apartment Investment &
  Management Cl A                                14,400              405,648
Equity Office Properties Trust                   46,100            1,160,337
Total                                                              1,565,985

Restaurants (0.3%)
McDonald's                                       39,300            1,070,139

Retail -- general (1.2%)
BJ's Wholesale Club                              24,000(b)           581,520
Costco Wholesale                                 25,000              936,250
Home Depot                                       29,300            1,031,067
Sonic Automotive                                 32,900              819,210
Target                                           26,700            1,157,979
Total                                                              4,526,026

Retail -- grocery (0.4%)
Kroger                                           49,100(b)           859,250
Safeway                                          32,000(b)           734,400
Total                                                              1,593,650

Telecom equipment & services (0.5%)
Motorola                                         75,200            1,372,400
Nokia ADR                                        50,900(c)           713,109
Total                                                              2,085,509

Utilities -- electric (1.4%)
Dominion Resources                               33,200            2,118,492
Exelon                                           38,900            2,603,966
FirstEnergy                                      16,050              627,555
Total                                                              5,350,013

Utilities -- natural gas (0.2%)
ONEOK                                            29,700              622,215

Utilities -- telephone (2.9%)
BellSouth                                        33,800              872,378
KT ADR                                           58,500(c)         1,082,250
Orius                                               465(b,h)              --
SBC Communications                              150,700            3,752,430
Sprint (FON Group)                               54,650              977,689
Verizon Communications                          114,800            4,332,552
Total                                                             11,017,299

Total common stocks
(Cost: $228,243,729)                                            $235,832,885

Preferred stocks & other (0.2%)
Issuer                                           Shares              Value(a)

Intermedia Communications
  Pay-in-kind Series B                               --(b,i)              $1
Orius Tranche Series A
  Warrants                                          516(b,h)              --
Orius Tranche Series B
  Warrants                                          543(b,h)              --
Orius Tranche Series C
  Warrants                                        1,206(b,h)              --
Pegasus Satellite
  12.75% Cm Series B                                  1                  469
Xerox
  6.25% Cv                                        5,390              676,121

Total preferred stocks & other
(Cost: $540,092)                                                    $676,591

Bonds (34.7%)
Issuer                 Coupon                    Principal           Value(a)
                        rate                      amount

Foreign government (0.9%)
Bundesobligation
  (European Monetary Unit)
   02-17-06             5.00%                 1,770,000(c)        $2,212,805
United Mexican States
  (U.S. Dollar)
   01-16-13             6.38                    255,000(c)           257,805
   03-03-15             6.63                    780,000(c)           785,850
Total                                                              3,256,460

U.S. government obligations & agencies (9.9%)
Federal Home Loan Bank
   06-14-13             3.88                    900,000              832,903
Federal Home Loan Mtge Corp
   08-15-06             2.75                  3,570,000            3,576,605
   12-20-07             3.53                  1,330,000            1,333,896
   11-15-13             4.88                  2,125,000            2,105,605
   01-15-14             4.50                  2,300,000            2,198,800
Federal Natl Mtge Assn
   02-15-09             3.25                  2,385,000            2,310,004
   05-15-11             6.00                     30,000               32,578
   04-30-14             5.50                    290,000(g)           298,972
Student Loan Mtge Assn
   07-25-39             3.46                    300,000(d)           291,422
U.S. Treasury
   02-28-05             1.50                  6,400,000            6,402,501
   05-31-05             1.25                    550,000(m)           547,509
   02-15-07             2.25                     75,000               73,986
   04-15-09             3.13                  2,125,000            2,078,267
   02-15-10             6.50                    365,000              415,074
   08-15-10             5.75                    105,000              115,410
   02-15-14             4.00                  3,730,000            3,583,131
   08-15-23             6.25                  4,768,000(m)         5,298,067
   02-15-26             6.00                  5,275,000            5,704,416
   02-15-31             5.38                     60,000               60,788
Total                                                             37,259,934

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
61   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Managed Portfolio

Issuer                 Coupon                    Principal           Value(a)
                        rate                      amount

Mortgage-backed securities (11.6%)(f,l)
Federal Home Loan Mtge Corp
   05-01-13             4.50%                  $262,366             $263,565
   07-01-15             7.50                    294,647              314,465
   05-01-18             5.50                    172,771              177,427
   06-01-18             5.50                    620,118              639,817
   08-01-18             5.00                    596,387              602,039
   10-01-18             5.00                    757,691              766,179
   05-01-19             4.50                    900,000(g)           885,938
   11-01-22             8.00                     37,296               40,919
   10-01-23             5.50                    479,396              486,572
   12-01-23             6.00                    667,508              687,531
   08-01-24             8.00                     17,874               19,511
   04-01-32             6.00                    243,175              248,831
   04-01-32             7.00                  1,230,046            1,298,992
   07-01-32             6.50                    369,502              384,843
   03-01-33             6.50                    819,643              860,058
   09-01-33             4.56                    287,896(j)           287,303
   12-01-33             5.00                    491,523              476,909
  Collateralized Mtge Obligation
   07-15-16             4.00                    100,000               99,116
   08-15-16             5.00                    500,000              499,400
   10-15-18             5.00                    200,000              203,443
   11-15-18             5.00                    500,000              508,584
   01-15-19             5.00                    400,000              406,691
   02-15-19             4.50                     35,084               35,077
   11-15-21             5.00                    700,000              720,946
   02-15-27             5.00                    300,000              304,012
   11-15-28             4.50                    295,252              296,326
   02-15-33             5.50                    230,548              235,968
  Interest Only
   10-15-22             5.50                    777,337(k)            86,712
Federal Natl Mtge Assn
   06-01-10             6.50                    175,354              186,517
   08-01-11             8.50                    101,566              109,816
   08-25-12             4.72                    320,000              314,858
   06-01-13             4.85                    227,385              228,112
   10-01-13             5.11                    993,990            1,015,616
   01-01-14             4.84                    199,376              197,440
   11-01-16             6.00                    358,206              373,836
   04-01-17             5.50                  1,306,579            1,342,013
   06-01-17             6.00                    389,338              406,294
   06-01-17             6.50                    390,517              413,730
   02-01-18             6.00                    753,933              786,768
   08-01-18             4.50                    188,782              186,046
   10-01-18             4.50                  1,103,483(g)         1,087,564
   11-01-18             7.00                    640,512              683,874
   12-01-18             6.00                  1,282,630            1,344,810
   02-01-19             5.00                  1,404,029(g)         1,413,919
   05-01-19             4.50                    265,000(g)           260,943
   05-01-19             5.00                    670,000(g)           673,769
   05-01-19             5.50                    910,000(g)           933,314
   01-01-23             6.50                    861,192              900,302
   04-01-23             8.50                     23,913               26,235
   07-01-23             5.00                    236,306              233,303
   08-01-23             5.50                    480,364              484,099
   09-01-23             5.50                    463,637              469,868
   12-01-23             5.50                  1,486,111            1,506,083
   05-01-24             6.00                    353,115              363,348
   06-01-24             9.00                     12,229               13,630
   08-01-25             7.50                     46,684               50,152
   12-01-25             7.00                    313,145              332,003
   07-01-28             5.50                    416,874              417,842
   12-01-28             6.00                    450,380              463,491
   05-01-32             7.50                    448,821              480,095
   07-01-32             6.50                    585,589              609,619
   08-01-32             6.50                    625,385              653,922
   08-01-32             7.00                     56,638               59,873
   09-01-32             7.00                    410,409              433,868
   11-01-32             5.00                    698,585              677,383
   04-01-33             5.50                    911,178              913,160
   04-01-33             6.00                  1,911,710            1,963,281
   05-01-33             5.50                    739,588              740,054
   07-01-33             5.50                    723,236              722,576
   08-01-33             6.00                    479,935              491,186
   01-01-34             4.80                    248,274(j)           254,404
   01-01-34             6.00                  2,462,978            2,520,718
   04-01-34             5.00                    100,000(g)            96,813
   05-01-34             5.50                    835,000(g)           832,913
   05-01-34             6.50                    500,000(g)           520,313
  Collateralized Mtge Obligation
   05-25-16             4.00                    500,000              500,939
   07-25-16             4.00                    100,000               99,107
   07-25-26             5.50                    500,000              513,062
   05-25-34             5.00                    400,000              407,000
   06-25-35             5.00                    300,000              304,266
   09-25-42             5.00                    150,000              151,548
Govt Natl Mtge Assn
   05-15-33             6.00                    228,731              234,641
   10-15-33             5.50                     96,271               96,396
   03-20-34             6.50                    282,314              295,812
  Collateralized Mtge Obligation
  Interest Only
   01-20-32             6.00                    536,152(k)            77,192
Harborview Mtge Loan Trust
  Series 2004-3 Cl B1
   05-19-34             4.40                    200,000              195,781
Total                                                             43,902,691

Commercial mortgage-backed/Asset-backed
securities (2.6%)(f)
Aesop Funding II LLC
  Series 2003-3A Cl A3
   07-20-09             3.72                    200,000(d)           197,295
AmeriCredit Automobile Receivables Trust
  Series 2002-C Cl 4A (FSA Insured)
   02-12-09             3.55                    750,000(n)           760,165
Bank of America Alternative Loan Trust
  Series 2003-11 Cl 1A1
   01-25-34             6.00                    290,605              294,601
Bear Stearns
  Commercial Mtge Securities
  Series 2003-T10 Cl A1
   03-13-40             4.00                    332,345              327,277
  Series 2004-PWR3 Cl A2
   02-11-41             3.87                    600,000              587,340
California State Teachers' Retirement System Trust
  Series 2002-C6 Cl A3
   11-20-14             4.46                    682,845(d)           685,631
Centex Home Equity
  Series 2004-A Cl AF3
   04-25-28             3.26                    200,000              198,625
Countrywide Asset-Backed Certificates
  Series 2003-5 Cl AF3
   04-25-30             3.61                    225,000              225,844
CS First Boston Mtge Securities
  Series 2003-8 Cl 5A1
   04-25-33             6.50                    415,064              424,454
  Series 2004-C1 Cl A2
   01-15-37             3.52                  1,000,000              978,928
GE Capital Commerical Mtge
  Series 2004-C2 Cl A2
   03-10-40             4.12                    250,000              246,120
Greenwich Capital Commercial Funding
  Series 2003-C2 Cl A2
   01-05-36             4.02                    600,000              592,973
J.P. Morgan Chase Commercial Mtge Securities
  Series 2003-CB6 Cl A2
   07-12-37             5.26                    200,000              201,913
LB-UBS Commercial Mtge Trust
  Series 2002-C8 Cl A3
   11-15-27             4.83                     75,000               75,080
  Series 2003-C3 Cl A2
   05-15-27             3.09                    400,000              387,676
  Series 2003-C7 Cl A2
   09-15-27             4.06                    200,000              198,266
  Series 2003-C8 Cl A2
   11-15-27             4.21                     45,000               45,015
  Series 2004-C2 Cl A2
   03-15-29             3.25                    260,000              250,411
Morgan Stanley Capital 1
  Series 2003-IQ4 Cl A1
   05-15-40             3.27                    473,607              450,983
  Series 2004-T13 Cl A2
   09-13-45             3.94                    300,000              293,193
Nissan Auto Receivables Owner Trust
  Series 2003-A Cl A4
   07-15-08             2.61                     60,000               59,795
Residential Asset Securities
  Series 2002-KS1 Cl AI4
   11-25-29             5.86                    200,000              204,472
Structured Adjustable Rate Mortgage Loan
  Series 2004-3AC
   03-25-34             4.94                    249,821(j)           247,918
Structured Asset Securities
  Series 2003-33H Cl 1A1
   10-25-33             5.50                    277,577              275,125
WFS Financial Owner Trust
  Series 2002-2, Cl A4 (FSA Insured)
   02-20-10             4.50                  1,300,000(n)         1,339,155
Total                                                              9,548,255

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
62   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Managed Portfolio

Issuer                 Coupon                    Principal           Value(a)
                        rate                      amount

Aerospace & defense (0.1%)
DRS Technologies
  Sr Sub Nts
   11-01-13             6.88%                   $30,000              $30,150
L-3 Communications
   06-15-12             7.63                     95,000              101,650
   07-15-13             6.13                     10,000                9,950
Raytheon
   11-01-08             6.15                     60,000               64,588
   04-01-13             5.38                    120,000              120,305
TD Funding
   07-15-11             8.38                     30,000               31,725
Total                                                                358,368

Airlines (--%)
Northwest Airlines
  Series 1999-1A
   02-01-20             6.81                     34,274               30,898

Automotive & related (0.2%)
Arvinmeritor
   02-15-09             6.80                     40,000               40,800
DaimlerChrysler NA Holding
   01-15-08             4.75                     60,000               60,797
   11-15-13             6.50                    465,000              478,304
Ford Motor
   02-01-29             6.38                    240,000              208,585
TRW Automotive
  Sr Nts
   02-15-13             9.38                     45,000               51,525
Total                                                                840,011

Banks and savings & loans (1.1%)
ANZ Capital Trust I
   12-31-49             5.36                    790,000(d)           770,794
Banknorth Group
  Sr Nts
   05-01-08             3.75                    100,000               98,526
Golden West Financial
  Sr Nts
   10-01-12             4.75                     70,000               69,086
J.P. Morgan Chase
  Sub Nts
   03-15-14             4.88                    595,000              569,014
US Bank Natl Assn Minnesota
   08-01-11             6.38                    550,000              603,482
Washington Mutual Bank FA
  Sub Nts
   06-15-11             6.88                    730,000              816,418
Wells Fargo Bank NA
  Sub Nts
   02-01-11             6.45                  1,000,000            1,102,905
Total                                                              4,030,225

Beverages & tobacco (--%)
Cott Beverages
   12-15-11             8.00                    130,000              141,700

Broker dealers (0.2%)
Goldman Sachs Group
   04-01-13             5.25                    150,000              148,551
   07-15-13             4.75                     30,000               28,580
Morgan Stanley
   03-01-13             5.30                    200,000              200,694
  Sub Nts
   04-01-14             4.75                    585,000              545,478
Total                                                                923,303

Building materials & construction (0.1%)
Ainsworth Lumber
  (U.S. Dollar) Sr Nts
   03-15-14             6.75                     40,000(c,d)          39,600
Associated Materials
   04-15-12             9.75                     60,000               67,200
Norcraft Companies LP/Finance
  Sr Sub Nts
   11-01-11             9.00                     40,000(d)            42,300
Nortek Holdings
  Sr Sub Nts Series B
   06-15-11             9.88                     25,000               28,063
Ryland Group
  Sr Nts
   06-01-08             5.38                    105,000              107,100
Total                                                                284,263

Cable (0.3%)
Charter Communications Holdings LLC/Capital
  Sr Nts
   04-30-12             8.00                     20,000(d)            19,700
   04-30-14             8.38                     10,000(d)             9,850
Comcast
   03-15-11             5.50                    745,000              763,789
Comcast Cable Communications
   11-15-08             6.20                    240,000              257,821
CSC Holdings
  Sr Nts
   12-15-07             7.88                     40,000               42,600
   04-15-12             6.75                     45,000(d)            44,550
  Sr Nts Series B
   04-01-11             7.63                     10,000               10,400
DirectTV Holdings/Finance
  Sr Nts
   03-15-13             8.38                     50,000               56,500
EchoStar DBS
  Sr Nts
   10-01-08             5.75                     40,000(d)            40,100
Videotron Ltee
  (U.S. Dollar)
   01-15-14             6.88                     55,000(c)            55,550
Total                                                              1,300,860

Cellular telecommunications (--%)
Nextel Communications
  Sr Nts
   10-31-13             6.88                     95,000               96,663

Chemicals (--%)
Airgas
  Sr Sub Nts
   07-15-14             6.25                     20,000(d)            20,050
Compass Minerals Group
   08-15-11            10.00                     50,000               57,000
Georgia Gulf
  Sr Nts
   12-15-13             7.13                     37,000(d)            38,943
MacDermid
   07-15-11             9.13                     25,000               28,125
Total                                                                144,118

Energy (0.3%)
Amerada Hess
   08-15-11             6.65                    450,000              479,672
Chesapeake Energy
  Sr Nts
   01-15-16             6.88                     55,000(d)            56,581
   01-15-16             6.88                     15,000               15,225
Gulfterra Energy Partner
  Sr Nts
   06-01-10             6.25                    160,000              165,600
Newfield Exploration
  Sr Nts
   03-01-11             7.63                     50,000               55,500
  Sr Sub Nts
   08-15-12             8.38                     80,000               88,800
Pemex Project Funding Master Trust
   12-15-14             7.38                    350,000              365,022
Total                                                              1,226,400

Energy equipment & services (0.1%)
Grant Prideco Escrow
   12-15-09             9.00                     45,000               50,063
Halliburton
   10-15-10             5.50                    340,000              347,463
Key Energy Services
  Series C
   03-01-08             8.38                     30,000               31,950
  Sr Nts
   05-01-13             6.38                     25,000               24,625
Offshore Logistics
   06-15-13             6.13                     70,000               66,500
Total                                                                520,601

Finance companies (0.7%)
Citigroup
   05-05-14             5.13                    840,000(g)           839,152
Ford Motor Credit
   10-01-13             7.00                    455,000              467,590
GMAC
   09-15-11             6.88                    990,000            1,039,115
   02-01-12             7.00                    310,000              326,230
Total                                                              2,672,087

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
63   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Managed Portfolio

Issuer                 Coupon                    Principal           Value(a)
                        rate                      amount

Financial services (0.5%)
HSBC Holdings
  (U.S. Dollar) Sub Nts
   12-12-12             5.25%                $1,245,000(c)        $1,256,043
TIAA Global Markets
   01-22-08             3.88                    650,000(d)           653,198
Total                                                              1,909,241

Food (0.4%)
Burns Philp Capital Property
  (U.S. Dollar) Sr Sub Nts
   02-15-11            10.75                     20,000(c)            21,700
Chiquita Brands Intl
  Sr Nts
   03-15-09            10.56                     30,000               32,813
Del Monte
  Sr Sub Nts
   12-15-12             8.63                     25,000               27,719
Kellogg
  Sr Nts
   06-01-08             2.88                    910,000              874,354
Kraft Foods
   10-01-08             4.00                    520,000              517,811
Total                                                              1,474,397

Health care products (--%)
Apogent Technologies
  Sr Sub Nts
   05-15-13             6.50                     50,000               51,875

Health care services (0.1%)
Fisher Scientific Intl
  Sr Sub Nts
   09-01-13             8.00                     35,000               38,325
HCA
   03-15-14             5.75                    180,000              171,646
NeighborCare
  Sr Sub Nts
   11-15-13             6.88                     40,000(d)            40,800
Omnicare
  Sr Sub Nts
   06-01-13             6.13                     90,000               90,900
Province Healthcare
  Sr Sub Nts
   06-01-13             7.50                     15,000               14,700
Service Corp Intl
   04-15-09             7.70                     20,000               21,350
Triad Hospitals
  Sr Nts
   05-15-12             7.00                     50,000(g)            48,770
  Sr Sub Nts
   11-15-13             7.00                     55,000               53,213
Total                                                                479,704

Home building (--%)
D.R. Horton
   12-01-07             7.50                     25,000               27,250
   01-15-09             5.00                     65,000               64,025
   07-01-13             5.88                     40,000               39,200
Meritage
   06-01-11             9.75                     40,000               44,550
Total                                                                175,025

Household products (--%)
Scotts
  Sr Sub Nts
   11-15-13             6.63                      5,000(d)             5,213

Industrial services (--%)
Allied Waste North America
   11-15-10             6.50                     40,000(d)            40,000
   04-15-11             6.38                     60,000(d)            59,400
   02-15-14             6.13                     30,000(d)            28,275
Total                                                                127,675

Insurance (0.8%)
ASIF Global Financing
   11-26-07             3.85                    450,000(d)           454,793
   01-17-13             4.90                  1,370,000(d)         1,349,970
Berkshire Hathaway
   10-15-13             4.63                    445,000              430,297
MassMutual Global Funding II
   07-15-08             2.55                    130,000(d)           123,459
Met Life Global Funding I
   06-19-08             2.60                    400,000(d)           379,708
Pacific Life
   09-15-33             6.60                    250,000(d)           259,458
Total                                                              2,997,685

Leisure time & entertainment (0.3%)
Historic TW
   05-15-29             6.63                    640,000              630,988
Seneca Gaming
  Sr Nts
   05-01-12             7.25                      5,000(d,g)           5,082
Time Warner
   05-01-32             7.70                    365,000              403,313
Vail Resorts
  Sr Sub Nts
   02-15-14             6.75                     25,000(d)            24,500
Total                                                              1,063,883

Lodging & gaming (0.1%)
Boyd Gaming
  Sr Sub Nts
   04-15-14             6.75                     50,000(d)            49,250
Caesars Entertainment
  Sr Sub Nts
   05-15-11             8.13                     75,000               82,875
Choctaw Resort Development Enterprises
  Sr Nts
   04-01-09             9.25                     50,000               54,000
Hilton Hotels
   12-01-12             7.63                     45,000               50,625
MGM Mirage
   10-01-09             6.00                    115,000              117,012
  Sr Nts
   02-27-14             5.88                     20,000               19,250
Mohegan Tribal Gaming
  Sr Sub Nts
   04-01-12             8.00                     60,000               65,100
Station Casinos
  Sr Nts
   04-01-12             6.00                     90,000(d)            90,563
Total                                                                528,675

Machinery (--%)
Manitowoc
   11-01-13             7.13                     35,000               36,575

Media (0.4%)
CanWest Media
  (U.S. Dollar) Series B
   04-15-13             7.63                     25,000(c)            26,625
CBD Media/Finance
   06-01-11             8.63                     25,000               26,688
Corus Entertainment
  (U.S. Dollar) Sr Sub Nts
   03-01-12             8.75                     90,000(c)            99,225
Dex Media West/Finance
  Sr Nts
   08-15-10             8.50                     15,000(d)            16,200
Donnelley (RR) & Sons
   04-01-14             4.95                    130,000(d)           125,068
Emmis Operating
   05-15-12             6.88                     50,000(d,g)          49,750
Gray Television
   12-15-11             9.25                     25,000               28,000
Hollinger Intl Publishing
  Sr Nts
   12-15-10             9.00                     30,000               33,300
Lamar Media
   01-01-13             7.25                     30,000               32,250
Morris Publishing
  Sr Sub Nts
   08-01-13             7.00                     25,000(d)            25,125
Nexstar Finance LLC
   04-01-08            12.00                     25,000               28,000
Quebecor Media
  (U.S. Dollar) Sr Nts
   07-15-11            11.13                      5,000(c)             5,750
Radio One
  Series B
   07-01-11             8.88                     50,000               55,375
Shaw Communications
  (U.S. Dollar) Sr Nts
   04-06-11             7.25                     50,000(c)            53,520

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
64   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Managed Portfolio

Issuer                 Coupon                    Principal           Value(a)
                        rate                      amount

Media (cont.)
Sinclair Broadcast Group
   12-15-11             8.75%                   $50,000              $55,000
Sun Media
  (U.S. Dollar)
   02-15-13             7.63                     75,000(c)            79,875
Susquehanna Media
  Sr Sub Nts
   04-15-13             7.38                     50,000               52,813
United Artists Theatre
   07-01-15             9.30                    465,128              474,429
Vivendi Universal
  (U.S. Dollar) Sr Nts
   07-15-08             6.25                    140,000(c)           147,000
Total                                                              1,413,993

Metals (0.1%)
Jorgensen Earle M.
   06-01-12             9.75                     15,000               16,800
Peabody Energy
  Series B
   03-15-13             6.88                    160,000              166,400
United States Steel
  Sr Nts
   05-15-10             9.75                     25,000               28,750
Total                                                                211,950

Multi-industry (0.2%)
SPX
  Sr Nts
   06-15-11             6.25                     95,000               94,763
Tyco Intl Group
  (U.S. Dollar)
   02-15-11             6.75                    135,000(c)           145,589
  (U.S. Dollar) Sr Nts
   11-15-13             6.00                    260,000(c,d)         263,569
Valmont Inds
   05-01-14             6.88                     90,000(d,g)          89,997
Total                                                                593,918

Paper & packaging (0.4%)
Ball
   12-15-12             6.88                     75,000               79,500
Boise Cascade
  Sr Nts
   11-01-10             6.50                     55,000               57,475
Cascades
  (U.S. Dollar) Sr Nts
   02-15-13             7.25                    110,000(c)           114,675
Domtar
  (U.S. Dollar)
   12-01-13             5.38                    160,000(c)           155,268
Georgia-Pacific
   02-01-10             8.88                     15,000               17,325
Graphic Packaging Intl
  Sr Nts
   08-15-11             8.50                     20,000               22,100
Intl Paper
   04-01-10             4.00                    325,000              311,916
   01-15-14             5.50                    355,000              352,344
MeadWestvaco
   04-01-12             6.85                    130,000              141,056
Norampac
(U.S. Dollar) Sr Nts
   06-01-13             6.75                     90,000(c)            93,600
Owens-Brockway Glass
   05-15-11             7.75                     45,000               47,138
Silgan Holdings
  Sr Sub Nts
   11-15-13             6.75                     75,000               75,375
Stone Container
  Sr Nts
   02-01-08             9.25                     20,000               22,000
Weyerhaeuser
   03-15-12             6.75                    150,000              164,438
Total                                                              1,654,210

Real estate investment trust (--%)
Host Marriott LP
  Sr Nts
   11-01-13             7.13                     25,000               25,375

Restaurants (--%)
Domino's
  Sr Sub Nts
   07-01-11             8.25                    120,000              129,600

Retail -- general (0.3%)
CSK Auto
   01-15-14             7.00                     25,000(d)            24,688
United Auto Group
   03-15-12             9.63                     70,000               78,225
Wal-Mart Stores
   02-15-11             4.13                    865,000              840,235
William Carter
  Series B
   08-15-11            10.88                     70,000               80,500
Total                                                              1,023,648

Retail -- grocery (--%)
Kroger
   02-01-13             5.50                    120,000              121,240

Telecom equipment & services (0.4%)
Cincinnati Bell
   07-15-13             7.25                     50,000               48,500
Cingular Wireless LLC
  Sr Nts
   12-15-11             6.50                    250,000              269,404
Qwest
   11-01-04             7.20                     20,000               20,250
   03-15-12             9.13                     75,000(d)            81,000
Sprint Capital
   11-15-28             6.88                    975,000              957,197
Telus
  (U.S. Dollar)
   06-01-07             7.50                    280,000(c)           309,412
Total                                                              1,685,763

Utilities -- electric (1.3%)
AEP Texas Central
  Sr Nts Series D
   02-15-13             5.50                    220,000              222,560
Centerpoint Energy
   02-15-11             7.75                     25,000               27,992
CenterPoint Energy Houston Electric LLC
   03-15-13             5.70                    120,000              123,513
   01-15-14             5.75                     10,000               10,260
Cleveland Electric Illuminating
  Sr Nts
   12-15-13             5.65                    180,000(d)           177,616
Commonwealth Edison
   02-01-08             3.70                     30,000               29,777
  1st Mtge
   08-15-10             4.74                     60,000               60,439
Consumers Energy
  1st Mtge Series C
   04-15-08             4.25                    590,000              589,689
Dayton Power & Light
  1st Mtge
   10-01-13             5.13                    435,000(d)           421,598
Dominion Resources
  Sr Nts Series F
   08-01-33             5.25                    210,000              203,214
DPL
  Sr Nts
   09-01-11             6.88                     25,000               24,625
Duke Capital LLC
  Sr Nts
   02-15-13             6.25                     65,000               66,831
   03-01-14             5.50                     50,000               48,473
Duke Energy
  1st Mtge
   03-05-08             3.75                    770,000              766,850
  Sr Nts
   10-01-08             4.20                    180,000              178,325
Florida Power
  1st Mtge
   03-01-13             4.80                    510,000              498,524
Indianapolis Power & Light
  1st Mtge
   07-01-13             6.30                     70,000(d)            73,215
IPALCO Enterprises
   11-14-08             8.38                     75,000               83,250
   11-14-11             8.63                     60,000               66,600
Metropolitan Edison
   03-15-13             4.95                    200,000              192,475
Northern States Power
  1st Mtge
   08-01-10             4.75                    270,000              274,304

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
65   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Managed Portfolio

Issuer                 Coupon                    Principal           Value(a)
                        rate                      amount

Utilities -- electric (cont.)
Ohio Power
  Sr Nts Series F
   02-15-13             5.50%                   $80,000              $81,549
  Sr Nts Series H
   01-15-14             4.85                    325,000              312,826
Pacific Gas & Electric
  1st Mtge
   03-01-34             6.05                     60,000               56,578
Public Service Co of Colorado
   10-01-08             4.38                    135,000              136,941
   03-01-13             4.88                    200,000              196,828
Southern Cal Edison
  1st Mtge
   01-15-14             5.00                     90,000               88,294
Tampa Electric
   08-15-07             5.38                     20,000               20,815
Total                                                              5,033,961

Utilities -- natural gas (0.2%)
ANR Pipeline
   03-15-10             8.88                     15,000               16,575
Barrett Resources
  Sr Nts
   02-01-07             7.55                     75,000               80,250
Consolidated Natural Gas
  Sr Nts
   04-15-11             6.85                     40,000               44,421
El Paso Natl Gas
  Sr Nts Series A
   08-01-10             7.63                     20,000               20,600
NiSource Finance
   11-01-06             3.20                     90,000               89,842
  Sr Nts
   03-01-13             6.15                    220,000              230,912
Northwest Pipeline
   03-01-10             8.13                     65,000               70,525
Southern Natural Gas
   03-15-10             8.88                     65,000               71,825
Transcontinental Gas Pipeline
  Series B
   08-15-11             7.00                     45,000               47,925
Williams Companies
   03-15-12             8.13                     65,000               70,688
Total                                                                743,563

Utilities -- telephone (1.0%)
AT&T
  Sr Nts
   11-15-11             8.05                    163,000              178,854
Deutsche Telekom Intl Finance
  (U.S. Dollar)
   07-22-13             5.25                    475,000(c)           471,566
France Telecom
  (U.S. Dollar)
   03-01-11             8.75                    210,000(c,o)         248,262
Mountain States Telephone & Telegraph
   06-01-05             5.50                     80,000               80,000
Telecom Italia Capital
  (U.S. Dollar)
   11-15-13             5.25                    885,000(c,d)         872,544
   11-15-33             6.38                     60,000(c,d)          58,849
Verizon New England
  Sr Nts
   09-15-11             6.50                    180,000              195,646
Verizon New York
  Series A
   04-01-12             6.88                    960,000            1,050,011
Verizon Pennsylvania
  Series A
   11-15-11             5.65                    755,000              781,667
Total                                                              3,937,399

Total bonds
(Cost: $133,572,172)                                            $131,961,405

Short-term securities (5.4%)
Issuer               Annualized                   Amount             Value(a)
                    yield on date               payable at
                     of purchase                 maturity

U.S. government agencies (3.1%)
Federal Natl Mtge Assn Disc Nts
   05-26-04             1.01%                $2,900,000           $2,898,029
   06-16-04             1.00                  1,800,000            1,797,766
   07-07-04             1.03                  7,200,000            7,187,133
Total                                                             11,882,928

Commercial paper (2.3%)
Old Line Funding
   05-03-04             1.03                  1,600,000(e)         1,599,863
Scaldis Capital LLC
   05-17-04             1.04                  7,000,000(e)         6,996,562
Total                                                              8,596,425

Total short-term securities
(Cost: $20,478,626)                                              $20,479,353

Total investments in securities
(Cost: $382,834,619)(p)                                         $388,950,234

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
66   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Managed Portfolio

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of April 30, 2004, the value of foreign securities represented 6.3% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2004, the value of these securities amounted to $8,099,704 or 2.1% of net assets.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2004, the value of these securities amounted to $8,596,425 or 2.3% of net assets.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) At April 30, 2004, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $8,122,792.

(h)  Negligible market value.

(i) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(j) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on April 30, 2004.

(k) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows as of April 30, 2004.

(l) Comparable securities are held to satisfy future delivery requirements of the following open forward sale commitment as of April 30, 2004:

     Security                    Principal   Settlement   Proceeds     Value
                                  amount        date     receivable
     Federal Natl Mtge Assn
       05-01-34 6.00%            $800,000     05-13-04    $825,250    $818,250

(m) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 7 to the financial statements):

     Type of security                                            Notional amount
     Purchase contracts
     U.S. Treasury Bonds, June 2004, 30-year                      $ 1,200,000

     Sale contracts
     U.S. Treasury Notes, June 2004, 5-year                         2,700,000
     U.S. Treasury Notes, June 2004, 10-year                       14,000,000

(n) The following abbreviation is used in the portfolio security description to identify the insurer of the issue:

     FSA -- Financial Security Assurance

(o) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on April 30, 2004.

(p) At April 30, 2004, the cost of securities for federal income tax purposes was $383,363,663 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                      $13,908,990
     Unrealized depreciation                                       (8,322,419)
                                                                   ----------
     Net unrealized appreciation                                  $ 5,586,571
                                                                  -----------

--------------------------------------------------------------------------------
67   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Investments in Securities

IDS Life Series Fund, Inc.

Money Market Portfolio

April 30, 2004

(Percentages represent value of investments compared to net assets)

Bank notes (3.6%)
Issuer               Annualized                   Amount             Value(a)
                    yield on date               payable at
                     of purchase                 maturity
La Salle Bank
   06-22-04             1.07%                  $400,000             $400,000
   07-08-04             1.09                    300,000              300,000
   09-16-04             1.15                    500,000              500,000
   10-13-04             1.15                    500,000              500,000

Total bank notes
(Cost: $1,700,000)                                                $1,700,000

Bankers acceptance (1.3%)
Issuer               Annualized                   Amount             Value(a)
                    yield on date               payable at
                     of purchase                 maturity
JP Morgan Chase Bank
   09-07-04             1.15%                  $600,000             $597,528

Total bankers acceptance
(Cost: $597,528)                                                    $597,528

Certificates of deposit (18.4%)
Issuer               Annualized                   Amount             Value(a)
                    yield on date               payable at
                     of purchase                 maturity
Bayerische Landesbank Girozentrale NY Yankee
   08-26-04             1.12%                  $600,000             $600,000
BNP Paribas NY Yankee
   06-07-04             1.04                    500,000(c)           499,987
   11-16-04             1.45                    500,000              500,000
   11-19-04             1.50                    500,000              499,959
Canadian Imperial Bank NY Yankee
   05-28-04             1.06                    500,000(c)           499,996
   06-18-04             1.00                    500,000              500,000
Credit Agricole Indosuez NY Yankee
   09-13-04             1.14                    400,000              400,000
   10-29-04             1.17                    300,000              300,000
Credit Suisse First Boston NY Yankee
   07-06-04             1.07                    500,000(c)           500,000
Danske Bank NY Yankee
   07-15-04             1.11                    200,000              200,000
Deutsche Bank NY Yankee
   11-02-04             1.25                    300,000              300,000
Fortis Bank NY Yankee
   09-16-04             1.15                    400,000              400,000
Natexis Banques Populaires NY Yankee
   09-03-04             1.10                    400,000              400,000
   09-17-04             1.12                    400,000              400,000
   10-18-04             1.20                    400,000              400,000
Skandinaviska Enskilda Banken NY Yankee
   07-28-04             1.09                    400,000              400,000
Standard Chartered Bank NY Yankee
   07-21-04             1.07                    400,000              400,000
Toronto Dominion NY Yankee
   07-13-04             1.09                    400,000              400,000
Westdeutsche Landesbank NY Yankee
   07-29-04             1.13                    300,000              300,000
   09-15-04             1.16                    400,000              400,000
   09-23-04             1.05                    500,000(c)           499,960

Total certificates of deposit
(Cost: $8,799,902)                                                $8,799,902

Commercial paper (77.6%)
Issuer               Annualized                   Amount             Value(a)
                    yield on date               payable at
                     of purchase                 maturity

Asset-backed (42.7%)
Amsterdam Funding
   07-16-04             1.06%                  $700,000(b)          $698,434
Beta Finance
   05-17-04             1.05                    300,000(b)           299,860
   07-06-04             1.06                    500,000(b)           499,028
   07-23-04             1.09                    400,000(b)           398,995
CHARTA LLC
   06-01-04             1.04                    500,000(b)           499,552
   06-08-04             1.05                    500,000(b)           499,446
CRC Funding LLC
   05-24-04             1.03                    400,000(b)           399,737
   05-26-04             1.03                    400,000(b)           399,714
Dorada Finance
   06-14-04             1.05                    600,000(b)           599,230
Edison Asset Securitization
   05-07-04             1.04                    500,000(b)           499,913
   08-02-04             1.11                    560,000(b)           558,394
   09-08-04             1.12                    300,000(b)           298,787
Fairway Finance
   07-15-04             1.08                  1,200,000(b)         1,197,301
FCAR Owner Trust I
   07-07-04             1.10                    500,000              498,976
   08-16-04             1.12                    400,000              398,668
Galaxy Funding
   05-11-04             1.03                    500,000(b)           499,857
   05-12-04             1.03                    800,000(b)           799,749
Grampian Funding LLC
   08-18-04             1.06                    300,000(b)           299,037
   08-30-04             1.07                    500,000(b)           498,202
   09-22-04             1.09                    400,000(b)           398,256
Greyhawk Funding LLC
   06-07-04             1.05                    400,000(b)           399,568
   07-19-04             1.09                    600,000(b)           598,565
Jupiter Securitization
   07-06-04             1.06                    500,000(b)           499,028
   07-12-04             1.10                    361,000(b)           360,206
K2 (USA) LLC
   07-01-04             1.05                    800,000(b)           798,577
   07-15-04             1.07                    500,000(b)           498,885
Kitty Hawk Funding
   05-06-04             1.05                    629,000(b)           628,908
Old Line Funding
   05-14-04             1.03                    400,000(b)           399,851
Scaldis Capital LLC
   07-01-04             1.06                    500,000(b)           499,102
   07-26-04             1.10                    300,000(b)           299,212
Sheffield Receivables
   06-10-04             1.04                    700,000(b)           699,191
Sigma Finance
   05-06-04             1.06                    500,000(b,c)         500,000
   05-10-04             1.07                    500,000(b,c)         499,998
SPARC LLC
   05-06-04             1.06                    400,000(b)           399,941
   05-10-04             1.06                    300,000(b)           299,921
   05-14-04             1.06                    600,000(b)           599,770
White Pine Finance LLC
   07-12-04             1.06                    500,000(b,c)         499,980
   09-03-04             1.19                    500,000(b)           497,934
   09-15-04             1.05                    300,000(b,c)         299,966
Windmill Funding
   05-05-04             1.05                    400,000(b)           399,953
   07-14-04             1.09                    500,000(b)           498,880
Total                                                             20,418,572

Banks and savings & loans (22.6%)
ANZ (Delaware)
   06-10-04             1.04                    600,000              599,307
Bank of America
   05-03-04             1.05                    800,000              799,954
   05-11-04             1.05                    600,000              599,825
BBVA Bancomer
   07-01-04             1.29                    500,000(b)           498,907
Citicorp
   06-16-04             1.05                    400,000              399,463
   06-21-04             1.05                    400,000              399,405
Danske
   06-08-04             1.07                    600,000              599,322
   09-30-04             1.14                    500,000              497,614
Deutsche Bank Financial LLC
   08-24-04             1.12                    400,000              398,569
Dexia (Delaware)
   05-19-04             1.03                    300,000              299,846
HBOS Treasury Services
   05-04-04             1.03                    300,000              299,974
   07-22-04             1.08                    600,000              598,524
Northern Rock
   04-08-05             1.13                    700,000(c)           700,000

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
68   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Money Market Portfolio

Issuer               Annualized                   Amount             Value(a)
                    yield on date               payable at
                     of purchase                 maturity

Banks and savings & loans (cont.)
Societe Generale North America
   05-06-04             1.04%                  $600,000             $599,913
Spintab
   05-05-04             1.04                    700,000              699,919
   07-02-04             1.06                    500,000              499,087
Swedbank
   11-22-04             1.20                    500,000              496,612
Westpac Banking NY
   03-11-05             1.10                    700,000(c)           700,000
Westpac Capital
   08-17-04             1.06                    400,000              398,728
   10-01-04             1.16                    400,000              398,045
Total                                                             10,483,014

Broker dealers (5.4%)
Bear Stearns
   05-18-04             1.03                    400,000              399,805
Goldman Sachs Group
   01-18-05             1.08                    500,000(b,c)         500,000
Lehman Brothers Holdings
   05-16-05             1.07                    500,000(c)           500,000
   05-22-05             1.14                    500,000(c)           500,000
Merrill Lynch
   02-23-05             1.07                    700,000(c)           700,000
Total                                                              2,599,805

Finance companies (0.8%)
Citigroup
   07-26-04             1.27                    400,000(c)           400,148

Financial services (3.3%)
American Honda Finance
   10-18-04             1.30                  1,000,000(c)         1,000,650
Southern Co Funding
   05-11-04             1.08                    600,000(b)           599,820
Total                                                              1,600,470

Insurance (2.7%)
AEGON Funding
   07-08-04             1.06                    400,000(b)           399,199
   07-09-04             1.06                    500,000(b)           498,984
   07-22-04             1.08                    400,000(b)           399,016
Total                                                              1,297,199

Multi-industry (0.6%)
GE Capital Intl Funding
   06-10-04             1.07%                  $300,000(b)          $299,643

Total commercial paper
(Cost: $37,098,851)                                              $37,098,851

Total investments in securities
(Cost: $48,196,281)(d)                                           $48,196,281

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) or 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2004, the value of these securities amounted to $22,716,497 or 47.5% of net assets.

(c) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on April 30, 2004.

(d) Also represents the cost of securities for federal income tax purposes at April 30, 2004.

--------------------------------------------------------------------------------
69   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

IDS Life Series Fund, Inc.
70100 AXP Financial Center
Minneapolis, MN 55474

                                                                 S-6191 V (6/04)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Board of Directors of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its Joint Audit Committee. No single member of the Joint Audit Committee was identified as having all of the technical attributes specified in Item 3 of Form N-CSR to qualify as an audit committee financial expert, whether through the type of specialized education or through experience. However, the Board of Directors believes that through the collective experience of its members, the Joint Audit Committee has sufficient expertise to perform its duties.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees

(a) Audit Fees. The fees paid for the years ended April 30, to KPMG LLP for professional services rendered for the audits of the annual financial statements for IDS Life Series Fund, Inc. were as follows:

                        2003 - $88,170;                       2002 - $85,145

(b) Audit - Related Fees. The fees paid for the years ended April 30, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 and a 2002 review of private equity valuation procedures for IDS Life Series Fund, Inc. were as follows:

                        2003 - $284;                          2002 - $19,241

(c) Tax Fees. The fees paid for the years ended April 30, to KPMG LLP for tax compliance related services for IDS Life Series Fund, Inc were as follows:

                        2003 - None;                          2002 - None

(d) All Other Fees. The fees paid for the years ended April 30, to KPMG LLP for additional professional services rendered in connection to proxy filing and review of merger transactions for IDS Life Series Fund, Inc. were as follows:

                        2003 - None;                          2002 - $516


(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2003 and 2002 were pre-approved by the audit committee.

(f)      Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended April 30, by the registrant for non-audit services to KPMG LLP were as follows:

                        2003 - None;                          2002 - None

         The fees paid for the years ended April 30, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                        2003 - $56,890;                       2002 - $153,110

(h) For the fees disclosed in item (g) above, 100% and 97% of the fees for services performed during 2003 and 2002, respectively, were pre-approved by the audit committee. The exception was a 2002 tax research request by the adviser on defaulted securities for $5,000. The amounts not pre-approved are compatible with maintaining KPMG LLP's independence.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6.    [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 9.    Submission of matters to a vote of security holders. Not applicable.

Item 10.   Controls and Procedures.

           (a) The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

           (b) At the date of filing this Form N-CSR, the registrant's Principal Executive Officer and Principal Financial Officer are aware of no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11.   Exhibits.

           (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  IDS Life Series Fund, Inc.


By                        /s/ Timothy V. Bechtold
                          -----------------------
                              Timothy V. Bechtold
                              President and Principal Executive Officer

Date                          July 1, 2004


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Timothy V. Bechtold
                          -----------------------
                              Timothy V. Bechtold
                              President and Principal Executive Officer

Date                          July 1, 2004



By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Chief Financial Officer

Date                          July 1, 2004